As filed with the U.S. Securities and Exchange Commission on March 12, 2021

1933 Act File No. [•]

1940 Act File No. [•]

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(Check appropriate box or boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933  ☒

Pre-Effective Amendment No. (    )

Post-Effective Amendment No. (    )

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☐

Amendment No. (    )

Puerto Rico Investors Tax-Free Fund III, Inc.

(Exact name of Registrant as Specified in Charter)

Banco Popular Center, Suite 1112, 209 Muñoz Rivera Avenue,

San Juan, Puerto Rico 00918

(Address of Principal Executive Offices)

(Number, Street, City, State, Zip Code)

(Registrant’s Telephone Number, including Area Code): (787) 751-5452

Luis Aníbal Avilés

Secretary

Banco Popular Center, Suite 1112, 209 Muñoz Rivera Avenue,

San Juan, Puerto Rico 00918

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies to:

Jesse C. Kean Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Leslie Highley, Jr. Alexandre-Cyril Manz UBS Asset Managers of Puerto Rico American International Plaza Building - Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918	Javier Rubio Jose Gonzalez Popular Asset Management LLC Popular Center Building North Tower, 4th Floor 208 Ponce de León Avenue San Juan, PR 00918

Approximate Date of Proposed Public Offering:

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

☐ Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒ Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“1933 Act”), other than securities offered in connection with a dividend reinvestment plan.

☐ Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐ Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the 1933 Act.

☐ Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the 1933 Act.

It is proposed that this filing will become effective (check appropriate box)

☒ When declared effective pursuant to section 8(c)

It is proposed that this filing will become effective (check appropriate box)

☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment][registration statement].

☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the 1933 Act, and the 1933 Act registration statement number of the earlier effective registration statement for the same offering is:                 .

☐ This Form is a post-effective amendment filed pursuant to Rule 462(c) under the 1933 Act, and the 1933 Act registration statement number of the earlier effective registration statement for the same offering is:                 .

☐ This Form is a post-effective amendment filed pursuant to Rule 462(d) under the 1933 Act, and the 1933 Act registration statement number of the earlier effective registration statement for the same offering is:                 .

Check each box that appropriately characterizes the Registrant:

☐ Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐ Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐ Well-Known Seasoned Issuer (as defined by Rule 405 under the 1933 Act).

☐ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐ If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit(1)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Tax-Free Secured Obligations	[•]	[•]	[•]	[•]

(1)	Estimated solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and we are not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary prospectus dated March 12, 2021

$[•]

Puerto Rico Investors Tax-Free Fund III, Inc.

Tax-Free Secured Obligations

The Offering.    The Tax-Free Secured Obligations (the “Notes”) are being offered by the Puerto Rico Investors Tax-Free Fund III, Inc. (the “Fund”), which is a non-diversified, closed-end management investment company organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”) and registered as an investment company under the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”).

The Notes will be continuously offered at $[•], plus any applicable sales charge, as described herein. The Notes may be issued in two series consisting of: (i) Notes which are collateralized in an amount equal to their full outstanding principal amount and have a maturity date of up to 270 days after the date of issuance thereof, or be payable on demand by the Fund on a date not later than 270 days after the issuance thereof (such series referred to herein as the “Short-Term Notes”); and (ii) Notes which are collateralized in an amount equal to their full outstanding principal amount and have a maturity date of over 270 days after the date of issuance thereof (such series referred to herein as the “Medium-Term Notes” and collectively with the Short-Term Notes, the “Notes”). The Short-Term Notes have been rated “F1” and the Medium-Term Notes have been rated “A” by Fitch Ratings (“Fitch”). See “Ratings.” Each series of Notes will be separately collateralized by a security interest in certain Eligible Collateral, as defined herein, which includes securities issued by Puerto Rico and its political subdivisions and instrumentalities (all of which are rated below investment grade, unless insured), mortgage-backed securities guaranteed by the Government National Mortgage Association, and securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities. The collateral will be held by [            ] (the “Trustee”), as trustee, for the benefit of the holders of the applicable series of Notes. See “Security for the Notes.”

If the Fund invests at least [67%] of its total assets in Puerto Rico, investment in the Notes will afford the tax benefits described herein solely to individuals who have their principal residence in Puerto Rico and to persons, other than individuals, that have their principal office and principal place of business in Puerto Rico, provided that if such entity is a non-business trust, the trustee and all trust beneficiaries are residents of Puerto Rico (collectively, “Puerto Rico Residents”).

[Investment in the Fund will afford the tax benefits described herein solely to individuals who have their principal residence in Puerto Rico and to persons, other than individuals, that have their principal office and principal place of business in Puerto Rico (collectively, the “Puerto Rico Residents”). Generally, fixed and contingent interest on the Notes designated by the Fund as “Exempt Income” (as such terms is defined in the section “Puerto Rico Taxation”) will be exempt from Puerto Rico income taxes. The income not designated by the Fund as Exempt Income will only be subject to a 10% withholding of Puerto Rico income taxes instead of the imposition of Puerto Rico income taxes for ordinary income. Currently, the maximum ordinary income tax rates for individuals is 33% and 39% for corporations.]

It is expected that paid and accrued interest on the Notes to Puerto Rico Individuals (as defined in the section entitled “Taxation”) and Puerto Rico Entities (as defined in the section entitled “Taxation”) should be excludable from gross income for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “U.S. Code”). United States holders (as defined in the section entitled “Taxation—United States Taxation of United States Holders”) generally may be either (i) taxed on any interest on the Notes as ordinary income at the time such holders receive the interest or when it accrues, depending on such holder’s method of accounting for tax purposes, or (ii) required to include original issue discount (“OID”) in income before such holders receive cash attributable to that income.

The Fund is designed solely for Puerto Rico Residents. The Notes are not presently being offered to persons other than residents of Puerto Rico, in light of the tax features of the Notes. The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the Investment Company Act that qualify as regulated investment companies under the U.S. Code. You should read carefully the section entitled “Taxation,” for a more detailed description of the Puerto Rico and United States tax implications an investment on the Notes. You should also consult your tax advisor about your tax situation.

The Fund. This prospectus sets forth concisely information about the Fund that a prospective investor should know before investing, and should be retained for future reference.

•

The Fund’s investment objective is to achieve a high level of current income that, for Puerto Rico Residents, is exempt from U.S. federal and Puerto Rico income taxes, consistent with the preservation of capital.

•

[The Fund will invest under normal circumstances at least 67% of its total assets in securities issued by Puerto Rico and its political subdivisions, agencies and instrumentalities, in Puerto Rico mortgage-backed securities and in such other Puerto Rico tax-exempt securities as are now or may in the future become available (as more fully described in the prospectus).

•

The Fund will invest up to 33% of its total assets in non-Puerto Rico obligations, including mortgage-backed securities, other securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities and municipal securities issued by issuers in the U.S.]

•	The Fund may invest in Puerto Rico municipal obligations, including zero-coupon obligations, inverse floating rate obligations and derivative instruments, for hedging or income enhancement purposes.

•	The Fund has no history of public trading as of the date of this prospectus, but [the Notes] may be listed on a national securities exchange in the future.

An investment in the Notes involves certain risks, including risks associated with the pledged collateral, which may include non-investment grade bonds issued by Puerto Rico and its instrumentalities. Puerto Rico is currently facing a significant liquidity, fiscal and economic crisis, which could result in a default on its debt obligations, and could affect the ability of the Fund to repay the Notes. See “Risk Factors” beginning on page [21]. You should consider carefully these risks together with all of the other information in this prospectus before making a decision to purchase any of the Notes.

	Notes	Total
[Public offering price]	$ [•]	$ [•]
[Sales load]	$ [•]	$ [•]
[Proceeds, before expenses, to the Fund]	$ [•]	$ [•]

Unless otherwise specified in the applicable pricing supplement, each series of Notes will be issued on a continuous basis in minimum denominations of $1,000 or as may otherwise be specified in the relevant confirmation for any given transaction or this prospectus and will bear interest, if any, at a fixed, variable, or floating rate or at a rate determined by reference to an index, determined at the time of issuance, payable as specified in the relevant Note or in this prospectus. The Medium-Term Notes may be redeemable only by the Fund prior to their stated maturity at the option of the Fund as provided in the relevant Note or in this prospectus. The Short-Term Notes will not be redeemable prior to their stated maturity unless otherwise provided in the relevant Note and in the corresponding pricing supplement delivered in connection with the sale of the Notes. [It is expected that the Notes will be issued in book-entry form only, through the facilities of the Transfer Agent. Upon issuance, all book-entry securities will be represented by one or more fully-registered global securities. The Notes will only be issued in registered form, without coupons. See “Issuing, Paying and Transfer Agency”.]

UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico, and Popular Asset Management LLC act as investment advisers for the Fund. The address of the Fund is Banco Popular Center, Suite 1112, 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, and its telephone number is (787) 751-5452.

The Notes do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should read this prospectus which contains important information about the Fund, before deciding whether to invest in the Notes and retain it for future reference. A statement of additional information, dated [•], 2021, and as it may be supplemented containing additional information about the Fund (the “SAI”), has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page [     ] of this prospectus, annual and semi-annual reports (such reports to comply with the requirements of the Investment Company Act from the date of this registration statement) when available and other information about the Fund and make inquiries by calling (787) 751-5452 or by writing to the Fund, or from the Fund’s website ([•]). The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus, except to the extent specifically incorporated by reference in the SAI. You also may obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s website (www.sec.gov).

Neither the SEC nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Notes will be offered by the following dealers and by other dealers appointed from time to time.

UBS Financial Services Incorporated of Puerto Rico	Popular Securities LLC

Beginning on January 1, 2022, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the annual and semi-annual shareholder reports will be made available on the Fund’s website at [●], and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling (787) 751-5452.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.

If you invest directly with the Fund, you can call to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through a financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

The date of this prospectus is [•], 2021

v

FORWARD-LOOKING STATEMENTS

Any projections, forecasts and estimates contained or incorporated by reference herein are forward looking statements and are based upon certain assumptions. Projections, forecasts and estimates are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any projections, forecasts or estimates will not materialize or will vary significantly from actual results. Actual results may vary from any projections, forecasts and estimates and the variations may be material. Some important factors that could cause actual results to differ materially from those in any forward looking statements include changes in interest rates, market, financial or legal uncertainties, including changes in tax law, and the timing and frequency of defaults on underlying investments. Consequently, the inclusion of any projections, forecasts and estimates herein should not be regarded as a representation by the Fund or any of its affiliates or any other person or entity of the results that will actually be achieved by the Fund. Neither the Fund nor its affiliates has any obligation to update or otherwise revise any projections, forecasts and estimates including any revisions to reflect changes in economic conditions or other circumstances arising after the date hereof or to reflect the occurrence of unanticipated events, even if the underlying assumptions do not come to fruition. The Fund acknowledges that, notwithstanding the foregoing, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as the Fund.

SUMMARY

The following summary is qualified in its entirety by reference to the more detailed information included elsewhere in this prospectus, and unless otherwise specified, cross-references are to such information. This prospectus speaks only as of its date and the information contained herein is subject to change. No person is authorized to detach this Summary from this prospectus or otherwise use it without the entire prospectus. You should carefully consider information set forth under the heading “RISK FACTORS”.

The Fund

The Notes are being offered by the Puerto Rico Investors Tax-Free Fund III, Inc. (the “Fund”), a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”). Prior to [    ], 2021, the Fund was registered as an investment company under the Puerto Rico Investment Companies Act of 1954, as amended and operated as such under the laws of Puerto Rico. In 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act was signed into law in the United States and effectively requires investment companies organized under the laws of Puerto Rico to register as investment companies under the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”). As a result, the Fund has been registered as a non-diversified, closed-end management investment company under the Investment Company Act since [    ], 2021.

The Notes

The Notes are being issued in two series: the Short-Term Notes and the Medium-Term Notes. The Short-Term Notes will be offered with maturities of up to 270 days from the date of issuance, and may include Notes payable on demand (but not later than 270 days). The Medium-Term Notes will be offered with maturities in excess of 270 days from the date of issuance.

Minimum Denominations	The Notes will be issued in minimum denominations of $1,000 or as may otherwise be specified in the relevant confirmation for any given transaction or this prospectus.

Ratings

Ratings on the Notes. The Notes may be subject to risks associated with a nationally recognized statistical rating organization (a “Credit Rating Agency”). Fitch has issued a credit rating of “F1” to the Short-Term Notes and “A” to the Medium-Term Notes. These credit ratings reflect only Fitch’s view and any explanation of the significance of the credit rating must be obtained from Fitch directly. No assurance can be given that the credit ratings assigned to the Notes will remain in effect for any given period of time or that it will not be revised downward or withdrawn entirely by Fitch if, in its sole judgment, circumstances so warrant. Any such downward revision or withdrawal of the credit rating may have an adverse effect on the market value of the Notes. The Fund may, at its sole discretion, seek a credit rating from another Credit Rating Agency, provided such credit rating is within the two highest rating categories with respect to the Short-Term Notes, or within the four highest rating categories with respect to the Medium-Term Notes. FITCH HAS NOT ASSIGNED A CREDIT RATING TO THE FUND.

Pursuant to the Trust Indenture (as defined below), the Fund has covenanted to comply, so long as any Notes are outstanding, with certain collateral and credit requirements applicable to the Notes as well as certain operational covenants. Moreover, so long as any credit rating assigned to any of the Notes by any Credit Rating Agency is in effect, the Fund must comply with the rating criteria and guidelines, which corresponds to the credit rating assigned to any of the Notes; accordingly, the Fund will also comply with the Fitch rating criteria and guidelines which correspond to an “F1” and “A” credit rating assigned to the Short-Term Notes and the Medium-Term Notes, respectively. Such Fitch rating criteria and guidelines are publicly available at www.fitchratings.com or by contacting Fitch at

33 Whitehall Street, New York, New York 10004; telephone number (212) 908-0500.

The Fund has no other contractual obligation, to comply with these conditions or guidelines.

Collateral

Each series of Notes issued by the Fund will be separately collateralized by a pledge of certain securities, including Government National Mortgage Association (“GNMA”) Mortgage-Backed Securities and other U.S. Government Agency Securities, U.S. Treasury Securities, and Puerto Rico Municipal Obligations (each as defined herein). Puerto Rico Municipal Obligations are currently rated below investment grade. Puerto Rico is currently facing a significant liquidity, fiscal and economic crisis, which could result in a default on its debt obligations, and could affect the ability of the Fund to repay the Notes.

The terms of the Notes will obligate the Fund to fully repay the original principal amount at maturity and will be collateralized in an amount equal to their full outstanding principal amount.

Interest Rate

The Notes will bear interest, if any, at a rate determined at the time of issuance of each Note and which will be set forth on the relevant Note and in the corresponding pricing supplement delivered in connection with the sale of the Notes (the “Pricing Supplement”).

Redemption

The Medium-Term Notes may be redeemable prior to their stated maturity at the option of the Fund as provided in the relevant Note and in the Pricing Supplement. The Short-Term Notes will not be redeemable prior to their stated maturity unless otherwise provided in the relevant Note and Pricing Supplement.

Investment Objectives and Policies

The Fund’s investment objective is to achieve a high level of current income that, for Puerto Rico Residents, is exempt from U.S. federal and Puerto Rico income taxes, consistent with the preservation of capital.

[The Fund will invest under normal circumstances at least 67% of its total assets in securities issued by Puerto Rico and its political subdivisions, agencies and instrumentalities and in Puerto Rico mortgage-backed securities (collectively, “Puerto Rico Obligations”), as well as in such other Puerto Rico tax-exempt securities as are now or may in the future become available. The Fund will invest up to 33% of its total assets in non-Puerto Rico obligations, including mortgage-backed securities, other securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities and municipal securities issued by issuers in the U.S.

Investments in Mortgage-Backed Securities will include those issued or guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) as well as Mortgage-Backed Securities which are not guaranteed or issued by GNMA, Fannie Mae, FHLMC or any other government agency (“Private Label Mortgage-Backed Securities”), and in either case may include collateralized mortgage obligations (“CMOs”). Private Label Mortgage-Backed Securities are issued in connection with a securitization and represent a beneficial interest in a privately sponsored trust or other entity, the assets of which are mortgage loans or GNMA, Fannie Mae, FHLMC or other Mortgage-Backed Securities, including CMOs.

The Fund may invest in Puerto Rico municipal obligations, including zero-coupon obligations, inverse floating rate obligations and derivative instruments, for hedging or income enhancement purposes.

The Fund expects to invest substantially all of its assets in securities having a wide range of maturities.

See “Investment Objectives and Policies” below. No assurance can be given that the Fund will meet its investment objectives.

Management of the Fund

The Fund’s Investment Advisers are UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBS Asset Managers”), and Popular Asset Management LLC (“PAM”). UBS Asset Managers and PAM are collectively referred to as the “Investment Advisers.” UBS Financial Services Incorporated of Puerto Rico (“UBS Financial”), an affiliate of UBS Asset Managers, and Popular Securities LLC (“Popular Securities”), an affiliate of PAM, are dealers of the Notes. The Investment Advisers are registered as investment advisers under the Investment Advisers Act of 1940, as amended.

The Continuous Public Offering	Purchases of the Notes generally will be accepted monthly, subject to the discretion of the Fund’s Board of Directors (the “Board”) to reject offers to purchase Notes.

Trustee/Agent	[•] (the “Trustee”) will act as trustee on behalf of the holders of Notes (the “Noteholders”). See “THE TRUSTEE” in the main body of this prospectus.

Issuing, Paying and Transfer Agent	[•] will act as issuing, paying, and transfer agent on behalf of the Fund (in such capacity, the “Transfer Agent”). See “ISSUING, PAYING AND TRANSFER AGENCY” in the main body of this prospectus.

Underwriter

UBS Financial and Popular Securities will offer the Notes on behalf of the Fund on a continuous basis. The Fund has appointed UBS Financial and Popular Securities as dealers and may appoint other dealers from time to time (collectively, the “Dealers”). Each Dealer may be paid a fee to be negotiated from time to time equal to a percentage of the principal amount of the Notes sold by such Dealer and may be reimbursed for certain out-of-pocket expenses incurred. The Fund will also indemnify the Dealers against certain liabilities, including liabilities under the 1933 Act. The Fund will not indemnify the Dealers for any activities prohibited by Section 17(i) of the Investment Company Act. The Fund may also sell Notes directly to investors from time to time.

Book-Entry Form

It is expected that the Notes will be delivered to investors in book-entry form only, through the facilities of the Transfer Agent. See “ISSUING, PAYING AND TRANSFER AGENCY” in the main body of this prospectus.

Risk Factors	The principal risks of investing in the Notes are discussed below. Any of these risks may cause you to lose money.

Liquidity and Tax Matters affecting the Transfer of the Notes. If the Fund invests at least [67%] of its total assets in Puerto Rico, investment in the Fund will afford the tax benefits described herein solely to individuals whose principal residence is in the Commonwealth of Puerto Rico (“Puerto Rico”), or to corporations and other business organizations whose principal office and place of business are in Puerto Rico (the “Puerto Rico Residents”), provided that if such entity is a non-business trust, the trustee and all trust beneficiaries must be Puerto Rico Residents. Holders of the Notes (the “Noteholders”) who cease to be Puerto Rico Residents will no longer be afforded such tax benefits. In that regard, the Fund was designed solely for Puerto Rico residents. Further, an investor that is not a Puerto Rico Resident will not receive the tax benefits of an investment in typical U.S. mutual fund (such as “RIC” tax treatment). Generally, fixed and contingent interest on the Notes designated by the Fund as “Exempt Income” (as such terms is defined in the section “Puerto Rico Taxation”) will be exempt from Puerto Rico income taxes. [The income not designated by the Fund as Exempt Income will only be subject to a 10% withholding of Puerto Rico income taxes instead of the imposition of Puerto Rico income taxes for ordinary income. Currently, the maximum ordinary income tax rates for individuals is 33% and 39% for corporations.]

No assurance can be given as to the liquidity of, or the trading market for, the Notes. The market price of the Notes will be determined by such factors as relative demand for and supply of the Notes in the market, general market, and economic conditions and other factors beyond the control of the Fund. The Fund cannot predict whether the Notes will trade at, below or above their stated principal amount. That conclusion is further affected by the fact that there may be few or no market-makers in the Notes. The Notes may not be suitable to all investors, and investors in the Notes should not view the Fund as a vehicle for trading purposes.

The Notes may be subject to risks associated with a Credit Rating Agency. Fitch has issued a credit rating of “F1” to the Short-Term Notes and “A” to the Medium-Term Notes. These credit ratings reflect only Fitch’s view and any explanation of the significance of the credit rating must be obtained from Fitch directly. No assurance can be given that the credit ratings assigned to the Notes will remain in effect for any given period of time or that it will not be revised downward or withdrawn entirely by Fitch if, in its sole judgment, circumstances so warrant. Any such downward revision or withdrawal of the credit rating may have an adverse effect on the market value of the Notes. The Fund may, at its sole discretion, seek a credit rating from another credit rating agency, provided such credit rating is within the two highest rating categories with respect to the Short-Term Notes, or within the four highest rating categories with respect to the Medium-Term Notes. FITCH HAS NOT ASSIGNED A CREDIT RATING TO THE FUND.

Pledged Collateral; Credit Risk. Although the Notes may be secured by Pledged Collateral (as defined below) and the Fund believes such collateral will provide adequate security for the payment of the obligations arising under the Notes, the Fund cannot guarantee the creditworthiness of any particular security comprising the Pledged Collateral or of the issuer of any such security. Some of the securities that constitute the Pledged Collateral consist of Puerto Rico municipal obligations that are rated non-investment grade and that have limited liquidity. The actual and perceived creditworthiness of the Fund or such issuers will depend on factors, such as general and issuer-specific economic conditions, outside of the control of the Fund and may affect the market value of the Notes or the Pledged Collateral. In the event the Fund is unable to meet its obligations to its Noteholders, including, without limitation, because the Fund has become insolvent or the subject of bankruptcy proceedings, Noteholders may be materially and adversely affected if the Pledged Collateral is insufficient to pay principal and accrued interest on any outstanding Notes. See also “Special Risk Factors Relating to Investments by the Fund” section below.

In the event that the Fund were unable to fulfill its obligations under the Notes, by reason of its insolvency, commencement of bankruptcy proceedings, or otherwise, any interest payment thereon may be affected, if the proceeds derived from the Pledged Collateral were insufficient to pay all amounts owed to the investor, and the payment of any such amounts would be delayed for the duration of any insolvency, bankruptcy or other proceedings.

The Fund’s investments may be harmed by the performance of U.S., Puerto Rico, and foreign investment securities markets, which may be influenced by factors including interest rates, inflation, politics, fiscal policy, and current events. Because the Fund’s investments may fluctuate due to market conditions, the Fund may be unable to pay, at any given point in time, the principal and accrued interest on the Notes.

Puerto Rico Risk. The Fund was designed to invest primarily in Puerto Rico Obligations. Therefore, the Fund will be more susceptible to factors adversely affecting issuers of Puerto Rico Obligations than an investment company that is not concentrated in Puerto Rico Obligations to this degree. This makes the Fund more susceptible to economic, political, or regulatory occurrences in Puerto Rico than a geographically diversified fund.

Securities issued by the Government of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the prolonged downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, none of the bonds issued by the Puerto Rico government and its instrumentalities without credit enhancements carry an investment-grade credit rating. The Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields.

There are few participants in the market for certain Puerto Rico Obligations. In addition, certain Puerto Rico Obligations have had and may continue to have periods of illiquidity. These factors may affect the Fund’s ability to acquire or dispose of these securities, as well as the price paid or received upon acquisition or disposition of such securities. In addition, investment by the Fund in Puerto Rico Obligations is subject to their availability in the open market.

Because the Fund invests a substantial portion of its assets in Puerto Rico bonds, the Fund’s net asset value and cash flow may fluctuate due to market conditions affecting these securities, and the Fund’s ability to pay the principal and accrued interest on the Notes may be consequently affected.

Any future adverse developments in Puerto Rico could result in additional interruptions in cash flow on debt payments, which may result in more price volatility across Puerto Rico securities. There can be no assurance that any additional defaults by Puerto Rico and other Puerto Rico instrumentalities will not have an additional adverse impact on the Fund’s net investment income and its ability to make payments on the Notes in the future. For a further description of developments in Puerto Rico, see Appendix B.

Puerto Rico Tax Treatment. For investors to receive the tax benefits offered by the Fund, such investors must be Puerto Rico Residents, and the Fund must have at least 67% of its total assets invested in Puerto Rico securities.

Changes in Applicable Law Risk. Legislation affecting the Fund, their assets, investment companies, taxes, and other matters related to the business of the Fund are continually being considered by the Legislature of Puerto Rico and the U.S. Congress. Similarly, regulations and interpretations thereof are continually being considered by the SEC. There can be no assurance that future legislation enacted or regulations promulgated, or other governmental actions will not have an adverse effect on the operations of the Fund the economic value of the Notes, or the tax consequences of the acquisition or the disposition of the Notes. Political or regulatory developments in Puerto Rico and in the United States could affect the tax-exempt status of interest or dividends paid on securities issued by the Fund. These developments could also cause the value of the Fund’s investment to fall.

Coronavirus and Public Health Emergencies. As of the date of this prospectus, there is an outbreak of a novel and highly contagious form of coronavirus COVID-19, which the World Health Organization has declared to constitute a “Public Health Emergency of International Concern.” The outbreak of COVID-19 has resulted in and may continue to result in numerous illnesses and deaths. It has also adversely impacted global commercial activity and contributed to significant volatility in certain equity and debt markets. Adverse conditions may worsen over time. The global impact of the outbreak is rapidly evolving, and many countries, states, provinces, districts, departments and municipalities have reacted by instituting quarantines, curfews, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues, including certain infrastructure structures and facilities.

Businesses are also implementing similar precautionary measures. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity and are having a particularly adverse impact on transportation, hospitality, tourism and entertainment, among other industries.

As COVID-19 continues to spread, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. While numerous vaccines and potential vaccines have been or are in the midst of being developed and approved for use in various countries, including the United States, the ultimate effectiveness of such vaccines is unknown.

The extent of the impact of the COVID-19 pandemic, or any public health emergency on the operational and financial performance of the Fund will depend on many factors, including the duration and scope of such public health emergency, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. The effects of such a public health emergency may materially and adversely impact the value and performance of the Fund’s investments as well as the ability of the Fund to source, manage and divest investments and achieve its investment objectives, all of which could result in significant losses to the Fund. In addition, the operations of each of the Fund, its investments and the Investment Advisers may be significantly impacted, or even halted, either temporarily or on a long-term basis, as a result of government quarantine and curfew measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of the Fund’s or the Investment Advisers’ personnel.

Risk of Natural Disasters, Epidemics/Pandemics, Terrorist Attacks and War. Countries and regions in which the Fund may invest, where the Investment Advisers have offices or where the Fund or the Investment Advisers otherwise do business are susceptible to natural disasters (e.g., fire, flood, earthquake, storm and hurricane), epidemics/pandemics or other outbreaks of serious contagious diseases. The occurrence of a natural disaster or epidemic/pandemic could, directly or indirectly, adversely affect and severely disrupt the business operations, economies and financial markets of many countries (even beyond the site of the natural disaster or epidemic/pandemic) and could adversely affect the Fund’s investment program or the Investment Advisers’ ability to do business. In addition, terrorist attacks, or the fear of or the precautions taken in anticipation of such attacks, could, directly or indirectly, materially and adversely affect certain industries in which the Fund invests or could affect the countries and regions in which the Fund invests, where the Investment Advisers have offices or where the Fund or the Investment Advisers otherwise do business. Other acts of war (e.g., war, invasion, acts of foreign enemies, hostilities and insurrection, regardless of whether war is declared) could also have a material adverse impact on the financial condition of industries or countries in which the Fund invests.

The recent global outbreak of Coronavirus (or COVID-19) has created and is expected to continue to create enormous economic and social uncertainty throughout the world. The ultimate impact of the Coronavirus outbreak is difficult to predict, but it is possible that such outbreak could have an enduring and materially adverse impact on global, national and local economies and supply chains. In particular, disruptions to commercial activity relating to the imposition of quarantines and travel restrictions, or failures to contain the outbreak despite these measures, could materially and adversely impact the Fund’s investments, both in the near- and long-term. In addition, the imposition of travel restrictions (including “shelter-in-place” or “lock-down” directives) may impact the ability of the Investment Advisers’ personnel to travel in connection with potential or existing investments, or otherwise disrupt the Investment Advisers’ operations and business activities, which could negatively impact the Investment Advisers’ ability to effectively identify, monitor and trade the Fund’s investments. A climate of uncertainty stemming from the Coronavirus and a general economic downturn may reduce the availability of potential investment opportunities, increase the difficulty of modeling market conditions and adversely affect the Fund, its investments and the Investment Advisers. The U.S. and non-U.S. governments, central banks and other governmental entities have implemented stimulus programs to mitigate the economic fallout of the COVID-19 pandemic. The U.S. government is also currently considering the introduction of additional stimulus programs, however such programs may be delayed due to political factors that are changing rapidly. Even if such additional programs are implemented, their impact is uncertain and it is impossible to predict whether any such measures will be successful. The implementation of such additional programs could increase the volatility of the markets in which the Fund invests, resulting in rapid shifts in the Fund’s performance. While the Investment Advisers will seek to continue to manage the Fund’s portfolio in a manner that is consistent with the Fund’s investment objective, that may prove to be impossible or impracticable, requiring the Fund’s portfolio to temporarily deviate (possibly materially) from historic norms.

Leverage Risk. The Fund may increase amounts available for investment through the issuance of debt securities (i.e., debt instruments of varying maturities, including commercial paper and Short-Term and Medium-Term Notes such as the ones being issued pursuant to this prospectus; such securities collectively referred to herein as the “debt securities”), and other forms of leverage (including Reverse Repurchase Agreements, as defined below), representing not more than 33 1⁄3% of the Fund’s total assets immediately after the issuance of such securities.

The Fund may also borrow for temporary or emergency purposes, in an amount of up to an additional 5% of its total assets. Such borrowings would create leverage and would entail speculative factors similar to those applicable to the issuance of debt securities and other forms of leverage.

Risks Associated with the Fund’s Investment Securities. Following is a summary of the risks attributable to the Fund’s investment in its underlying securities, and which might impact the Fund’s ability to make payments on the Notes:

Non-Diversification Risk. A relatively high percentage of the Fund’s assets may be invested in obligations of a limited number of Puerto Rico or other issuers. Consequently, the Fund’s net asset value and its yield may increase or decrease more than that of a more diversified investment company as a result of changes in the market’s assessment of the financial condition and prospects of such Puerto Rico issuers. The Fund may also be more susceptible to any single economic, political, or regulatory occurrence in Puerto Rico than a more widely diversified investment company.

Fixed Income Securities Risk. The yield on Puerto Rico Obligations and other fixed income securities like the Notes depends on a variety of factors, including general municipal and fixed income security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and expectations regarding changes in income tax rates. Generally, the longer the maturity of a fixed income security, the higher the yield and the greater the volatility. The market value of fixed income securities normally will vary inversely with changes in interest rates. Such changes in the values of Puerto Rico Obligations held by the Fund will not affect the interest income derived from them but will affect the Fund’s net asset value and may also affect the resale price of the Notes. The specific terms and conditions of certain types of securities may also make them more sensitive to changes in interest rates.

The obligations of certain issuers of Puerto Rico Obligations are subject to the provisions of bankruptcy, insolvency and other similar kinds of laws affecting the rights and remedies of creditors, including the Puerto Rico Public Corporation Debt Enforcement and Recovery Act (the “Recovery Act”), which affects issuers of certain Puerto Rico Municipal Obligations. In the event of a bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such Puerto Rico Obligations, and in some circumstances, the Fund might not be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund might take possession of and manage the assets or have a receiver appointed to collect and disburse pledged revenues securing the issuer’s obligations on such securities; any such action might increase the Fund’s operating expenses and might adversely affect the Fund’s ability to make payment on the Notes.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The Notes and the Fund’s investments are both subject to credit risk. The risk is greater in the case of securities that are rated below investment grade, or rated in the lowest investment grade category.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise, so that the value of the Notes or the Fund’s investments will fall. Current low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security.

This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the Notes to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities and other instruments, as discussed below, may increase the risks described above. See “LEVERAGE PROGRAM” herein.

Municipal Obligations Risk. Certain of the municipal obligations in which the Fund may invest present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or in the case of industrial development bonds and similar securities, on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected. See “Puerto Rico Risk” above.

Mortgage-Backed Securities Risk. Mortgage-Backed Securities, in general, have many of the same risks of traditional fixed income securities discussed above but also differ in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying loans or other obligations. Prepayments may result in reinvestment of the proceeds of such prepayments at yields that are lower than the yield on the prepaid securities. Prepayments are influenced by a variety of economic, geographic, demographic and other factors. Generally, however, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. Because a substantial portion of Puerto Rico Obligations available are mortgage-backed securities, the potential for increasing the Fund’s exposure to these and other risks related to such securities might cause the market value of the Fund’s securities to fluctuate more than otherwise would be the case. In the case of Private Label Mortgage-Backed Securities (as defined herein), there is also, among other things, (i) credit risk exposure regarding the underlying obligations and, depending on how the securitization has been structured, exposure to the bankruptcy or insolvency of the entity that originated or sold the underlying obligations, (ii) the risk that underlying obligations may be unenforceable or may expose the securitization vehicle to liability because it was not originated or serviced in accordance with applicable consumer protection laws, (iii) exposure to downturns in the real estate market, which will affect the amount of foreclosure proceeds that can be realized in respect of defaulted mortgage loans, and (iv) if the structure contains third-party credit enhancement or derivative instruments, credit exposure to the provider thereof.

Collateralized Mortgage Obligations (“CMOs”) Risk. CMOs present certain special risks. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Repurchase Agreements and Reverse Repurchase Agreements Risk. The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may be severely restricted during that extension period. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

[Puerto Rico Income Tax Risk. The exemption from Puerto Rico income taxes afforded to interest income derived from an investment in the Notes is subject to certain conditions more fully set forth in the Puerto Rico Internal Revenue Code, as amended, and the regulations thereunder. In the event the Fund fails to comply with any such conditions, interest income derived from an investment in the Notes may be treated as taxable income for Puerto Rico income tax purposes.

The Fund treats reverse repurchase agreements, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to repurchase the securities from the counterparty at a fixed price and date, as collateralized borrowings by the Fund, and not as sales of such securities, for accounting and tax purposes. While there is legal authority generally supporting the treatment of reverse repurchase agreements as collateralized borrowings for Puerto Rico income tax purposes, that legal authority does not specifically address the tax treatment of the reverse repurchase agreements that the Fund typically enters into, which contain provisions that grant the buyer the right to sell, transfer, pledge, or hypothecate the securities that are the object of such agreements. The Fund has received legal opinions to the effect that the reverse repurchase agreement in which they enter should be treated as collateralized borrowings for Puerto Rico income tax purposes. However, these legal opinions are not binding on the Puerto Rico Treasury Department (the “PR Treasury”) or on the Puerto Rico courts. Although the PR Treasury has never ruled as to whether this type of arrangement should be viewed as a true sale of the underlying securities, the PR Treasury could take that position in the future and the Puerto Rico courts may agree with that view. If these reverse repurchase agreements were to be recharacterized by the PR Treasury as true sales of the securities, the Fund may be unable to treat tax-exempt interest accrued on securities sold pursuant to a reverse repurchase agreement as earned by the Fund during the time the securities are held by the counterparty. In the event of any such recharacterization, to the extent that the Fund does not have sufficient tax-exempt interest that is not subject to this recharacterization, some of the interest paid by the Fund to Noteholders may be taxable at rates otherwise applicable to taxable interest payments. See “TAXATION – Puerto Rico Taxation.”]

U.S. Federal Income Tax Risk. Under regulations issued under Section 937(b) of the U.S. Internal Revenue Code, as amended (the “U.S. Code”), income that is otherwise treated as income from sources within Puerto Rico under general source of income rules is treated as income from sources outside Puerto Rico and not excludable from gross income under Section 933 of the U.S. Code if it consists of income derived in a “conduit arrangement.” In general, the regulations describe a “conduit arrangement” as one in which pursuant to a plan or arrangement income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a like kind) to a third person in exchange for one or more payments constituting income from sources within the United States. Based on the current language of the U.S. regulations and the guidance offered therein, an investment in the Notes is not expected to be the type of transaction intended to be covered by these rules, and in accordance with this interpretation, paid and accrued interest on the Notes is expected to be treated as income from sources within Puerto Rico and therefore generally not subject to U.S. federal income tax. The Fund does not plan to obtain a ruling from the U.S. Internal Revenue Service (“IRS”) with respect to the U.S. federal income tax treatment of an investment in the Notes, and no assurance can be given that the IRS or the U.S. courts will agree with the tax treatment described herein. Please refer to the section entitled “TAXATION” for further details on the tax implications of an investment in the Notes and pertinent U.S. Department of the Treasury (“U.S. Treasury”) disclosure. You should consult your own tax advisor for a full understanding of the tax considerations and implications of investing in the Notes in your particular situation.

Valuation Risk. The Fund’s assets are valued by the Administrator, with the assistance of the Investment Advisers, in good faith and under the supervision of the Board based upon market quotations when such quotations are available. Independent sources of valuation may be unavailable for a substantial majority of the Fund’s assets. When market quotations for securities held by the Fund are not readily available from any such independent sources, the Trustee will attempt to obtain quotations from [    ] and [    ]. When market quotations for the Fund’s assets are not available from any sources, including [    ] and [    ], they will be valued at fair value by or under the direction of the Board utilizing quotations and other information concerning similar securities derived from recognized dealers in those securities or information regarding the trade spreads quoted by recognized dealers between such securities and U.S. Treasury Securities whose maturities are determined to be most closely matched to the average life of the Fund’s securities for which fair value is to be determined.

Illiquid Securities Risk. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Illiquid securities include, among other things, securities subject to contractual restrictions on resale that hinder the marketability of the securities. Illiquid securities may trade at a discount from comparable, more liquid investments. There are no limitations on the Fund’s investments in illiquid Puerto Rico Obligations. The Fund may also continue to hold without limitation any securities that become illiquid subsequent to the Fund’s investment in them. Consequently, a majority of the Fund’s assets may consist of illiquid Puerto Rico Obligations. Illiquid Puerto Rico Obligations may include securities specifically structured by affiliates of the Fund or others as an investment for the Fund. The Fund may not be able to sell its illiquid securities when it would be advantageous to do so, or when it would be desirable to minimize losses, or when the Fund needs to raise cash to meet its obligations. The Fund could therefore be required to sell other investments to raise cash to meet its obligations, even when it may not be advantageous to do so. Depending on the level of the Fund’s investment in illiquid securities, the Fund may be unable to meet those obligations, which could have additional adverse consequences to the Fund and its Noteholders. Illiquid securities may also include certain of the derivative instruments in which the Fund may invest. The Fund does not intend to invest in illiquid securities other than illiquid Puerto Rico Obligations.

Dollar Rolls Risk. Dollar rolls are investments in which the Fund would sell securities for delivery in the current month and simultaneously agree to repurchase a substantially similar security at a future date. Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

When-Issued and Delayed Delivery Transactions Risk. The Fund may purchase securities on a when-issued basis and may purchase or sell those securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Conflicts of Interest. UBS Asset Managers and their affiliates have engaged and may engage, in business transactions with or related to any one of the issuers of the Fund’s investment assets, or with competitors of such issuers, as well as provide them with investment banking, asset management, trust, or advisory services, including merger and acquisition advisory services. These activities may present a conflict between any such affiliated party and the interests of the Fund. Any such affiliated party may also publish or may have published research reports on one or more of such issuers and may have expressed opinions or provided recommendations inconsistent with the purchasing or holding of the securities of such issuers. While the Fund has engaged in transactions with affiliates in the past, all transactions among Fund affiliates from the date of the Fund’s registration under the Investment Company Act going forward will be done in compliance with the Investment Company Act rules and prohibitions regarding affiliated transactions, or any exemptive relief granted by the SEC in respect thereof.

Taxation	See “TAXATION” in the main body of this prospectus for a summary of the material Puerto Rico and U.S. tax considerations that may be relevant to prospective investors in the Notes.

THE NOTES

General

The Notes will be issued by the Fund on a continuous basis pursuant to the terms of a Trust Indenture (the “Trust Indenture”), dated as of [                    ], 2021, between the Fund and [the Trustee], as issuing, paying and transfer agent on behalf of the Fund and as Trustee on behalf of the Noteholders. The Notes are being issued in two series: the Short-Term Notes and the Medium-Term Notes. This prospectus includes a summary of certain provisions of the Trust Indenture and is qualified in its entirety by reference to the actual provisions thereof and those term made part of the Trust Indenture by reference to the Trust Indenture Act of 1939, as amended.

If the Fund invests at least [67%] of its total assets in Puerto Rico, the Notes will afford the tax benefits described herein exclusively to Puerto Rico Residents. Generally, fixed and contingent interest on the Notes designated by the Fund as “Exempt Income” (as such terms is defined in the section “Puerto Rico Taxation”) will be exempt from Puerto Rico income taxes. The income not designated by the Fund as Exempt Income will only be subject to a 10% withholding of Puerto Rico income taxes instead of the imposition of Puerto Rico income taxes for ordinary income. Currently, the maximum ordinary income tax rates for individuals is 33% and 39% for corporations. It is expected that paid and accrued interest on the Notes to Puerto Rico Individuals and Puerto Rico Entities should be excludable from gross income for purposes of the U.S. Code. United States holders generally may be either (i) taxed on any interest on the Notes as ordinary income at the time such holders receive the interest or when it accrues, depending on such holder’s method of accounting for tax purposes, or (ii) required to include original issue discount, or OID, in income before such holders receive cash attributable to that income. See the section entitled “Taxation—United States Taxation of United States Holders for a summary of the United States tax consequences of investing in the Notes.

The Fund is designed solely for Puerto Rico Residents. The Notes are not presently being offered to persons other than residents of Puerto Rico, in light of the tax features of the Notes. The tax treatment of this Fund differs from that typically accorded to other investment companies registered under the Investment Company Act that qualify as regulated investment companies under the U.S. Code. You should carefully the section entitled “Taxation,” for a more detailed description of the Puerto Rico and United States tax implications an investment on the Notes. You should also consult your tax advisor about your tax situation.

Maturities

The Short-Term Notes will have maturities of up to 270 days from their date of issuance, and may include Notes payable on demand (but not later than 270 days). The Medium-Term Notes will have maturities of over 270 days from their date of issuance.

Ratings

The Short-Term Notes have been rated “F1” and the Medium-Term Notes have been rated “A” by Fitch. Presently, there is no other nationally recognized statistical rating organization, as defined in Section 3(a)(62) of the Exchange Act (an “NRSRO”), that rates the Notes. See “Ratings” below and Appendix A for a description of such ratings. Fitch, as well as any NRSRO that may rate the Notes in the future, are each referred to as a “Rating Agency.” In the Trust Indenture, the Fund has covenanted to use its reasonable efforts to maintain one of the two highest ratings for the Short-Term Notes and one of the four highest ratings for the Medium-Term Notes from Fitch or an equivalent rating from any other Rating Agency, and to that end has agreed to comply at all times, while any such rating is in effect, with the Fitch Guidelines applicable to such “F1” and “A” ratings. As used in this prospectus, the “Fitch Guidelines” means the guidelines and criteria provided by Fitch in one or more written documents, as such guidelines and criteria may be amended from time to time, in connection with the assignment by Fitch of its rating of the Notes. In the event that the Notes are no longer rated by Fitch, references to the Fitch Guidelines shall be deemed to be references to the guidelines of any other Rating Agency selected by the Fund.

Interest Rate

The Notes will bear interest, if any, at a fixed or floating rate, or at a rate determined by reference to an index, as determined at the time of issuance. The interest rate payable with respect to Notes issued at the same time and having the same maturity, or the discount at which such Notes are issued, may vary depending on the principal amount of the Notes being issued. Notes issued in a greater principal amount may bear a higher rate of interest or may be sold at a greater discount than Notes that are otherwise identical but that are issued in a lesser principal amount.

Payment of Principal and Interest

The principal of the Notes shall be paid on the maturity date thereof upon presentation and surrender by the registered holder thereof or its duly authorized representative at the principal office of the Trustee as provided in the relevant Note and Pricing Supplement.

Interest on the Notes shall be paid periodically or at maturity, as specified in the relevant Note and Pricing Supplement. In the case of Notes sold with a stated interest rate, such interest shall be computed on the basis of a 360-day year of twelve 30-day months and the actual number of days elapsed in any period of less than one month, unless otherwise specified in the relevant Note and Pricing Supplement.

Whenever any payment hereunder shall be stated to be due on a day which is not a business day, such payment shall be made on the next succeeding business day, and no interest shall accrue or be payable on such succeeding business day for the period from and after such payment date such succeeding business day.

Redemption

The Medium-Term Notes may be redeemable prior to their stated maturity at the option of the Fund at such times and at such prices as is provided in the relevant Note and Pricing Supplement. The Short-Term Notes will not be redeemable prior to their stated maturity unless otherwise provided in the relevant Note and Pricing Supplement.

Denominations

The Notes will be issued in denominations of not less than $1,000.

Form of Notes

[It is expected that the Notes will be issued in book-entry form only, through the facilities of the Transfer Agent. Upon issuance, all book-entry securities will be represented by one or more fully-registered global securities. The Notes will only be issued in registered form, without coupons. See “Issuing, Paying and Transfer Agency”.]

Maximum Amount of Notes.

The Fund may not issue Notes of a series on any day if, after giving effect to such issuance and to any payment of Notes of such series to be made on that day, the sum of (i) the aggregate principal amount of outstanding Notes of such series on such day, plus (ii) the aggregate principal amount of other borrowings by the Fund, including borrowings resulting from the issuance of any other series and other forms of leverage, and from the compliance date of Rule 18f-4 going forward, including borrowings in the form of reverse repurchase agreements (such an amount the “Aggregate Borrowing Base”) exceeds an amount, equal to 33 1⁄3% of the fair market value of the assets of the Fund on such day, plus an additional 5% of the Fund’s total assets for temporary or emergency purposes. In the case of certain zero-coupon or indexed Notes in connection with which the Fund hedges its exposure, only the principal amount of such Notes may be required to be included in such calculation. The Fund may not issue preferred stock which represent over 50% of the Fund’s total assets immediately after the issuance of such securities, provided that the Fund may borrow an additional 5% of its total assets for temporary or emergency purposes, as specified under “Investment Restrictions” in the SAI.

Other than the limitations described above, the Trust Indenture does not limit the aggregate principal amount of Notes that may be issued under it. The Notes may be issued from time to time in one or more series. The Fund may, from time to time, without notice to or seeking the consent of the Noteholders, issue an unlimited principal amount of additional notes having identical terms and conditions of the Notes, except for the offering price and issue date.

Certain Covenants

In the Trust Indenture, the Fund has covenanted with the Trustee for the benefit of the Noteholders, among other things, as follows:

Negative Pledge.  The Fund will not create any lien or encumbrance on any of the securities owned by it other than (i) the liens created pursuant to the Trust Indenture for the benefit of the holders of each series of Notes, and (ii) liens on securities (other than securities pledged pursuant to the Trust Indenture) created in connection with reverse repurchase agreements or other borrowings by the Fund or in connection with hedging transactions.

Additional Covenants.  The Fund will comply with the restrictions set forth in the Fitch Guidelines, including, without limitation, the timely payment of any fees to Fitch and the preparation and furnishing of periodic reports to Fitch as may be required by the Fitch Guidelines.

Events of Default; Remedies

If (i) on any Cure Date (as defined below) the sum of the Discounted Value (as defined below) of the Pledged Collateral securing any series of Notes issued by the Fund plus cash on deposit in the Liquidity Account (as defined below) is less than the Collateral Maintenance

Amount (as defined below); (ii) certain events of bankruptcy or insolvency with respect to the Fund shall occur and continue be in effect for 60 consecutive days; (iii) the Fund shall fail to pay interest on or the principal of any Note of such series for 60 days after such payment becomes due (iv); the Fund shall fail to make a deposit of any sinking fund payment, if applicable, or payment under any analogous provision when due; (v) the Fund shall breach certain covenants or warranties made by the Fund in the Indenture and such breach shall continue for 60 days after the requisite written notice has been given by registered or certified mail (x) by the Trustee to the Fund by registered or certified mail or (y) by holders of at least 25% in aggregate principal amount of the issued and outstanding Notes to the Fund and the Trustee; or (vi) if, pursuant to Section 18(a)(1)(c)(ii) of the Investment Company Act, on the last business day of each of twenty-four consecutive calendar months any series of Notes shall have an asset coverage (as defined in Section 18(h) of the Investment Company Act) of less than 100% (as determined in accordance with Section 18(b) of the Investment Company Act) (each an “Event of Default”), then (A) the Fund may not issue any additional Notes and (B) the Trustee may exercise in respect of the Pledged Collateral (as defined below) securing such series all the rights and remedies of a secured party under the Puerto Rico Commercial Transactions Act, including selling the Pledged Collateral in accordance with Puerto Rico law to the extent required to pay Notes as they become due. The maturity of the Notes is also subject to acceleration by the Trustee upon the occurrence of an Event of Default. Holders of a majority in aggregate principal amount of the issued and outstanding Notes of the affected series may waive any Event of Default and its consequences, other than a failure to pay interest on or the principal of any Note. As used herein, Liquidity Account shall mean any segregated account maintained by the Fund with the Trustee in the name of the Trustee for the benefit of the holders of any single series of Notes.

Amendment of the Trust Indenture

The Trust Indenture may be amended through an agreement between the Fund and the holders of a majority in aggregate principal amount of the issued and outstanding Notes of the affected series, provided that no amendment may adversely affect the rights of holders of outstanding Notes except as described under “Security for the Notes—Maintenance of Minimum Amount of Collateral.” The covenants described above are requirements of the Fitch Guidelines and are subject to change or elimination through the agreement of Fitch and the Fund without notice to or the consent of any Noteholder.

The Fund has agreed to indemnify the Trustee with respect to certain liabilities incurred by it in connection with the performance of its duties under the Trust Indenture.

SECURITY FOR THE NOTES

Pursuant to the Trust Indenture, the Fund will grant a security interest in certain collateral (the “Pledged Collateral”) to secure the payment of each series of Notes issued by it. Each pool of Pledged Collateral will secure only a particular series of Notes issued by the Fund and not any other series of Notes.

The Fund has determined the securities that are eligible to be included in the Pledged Collateral (the “Eligible Collateral”), as well as the amount of such securities that will be pledged to secure the payment of the Notes, in accordance with the Fitch Guidelines for an “F1” rating for the Short-Term Notes and an “A” rating for the Medium-Term Notes. The Fitch Guidelines are publicly available at www.fitchratings.com or by contacting Fitch at 33 Whitehall Street, New York, New York 10004; telephone number (212) 908-0500.

Eligible Collateral

The Eligible Collateral consists of cash or securities that are eligible for inclusion in calculating the Discounted Value of an issuer’s assets for purposes of satisfying each overcollateralization test specified in the Fitch Guidelines. Securities that constitute Eligible Collateral include (but are not limited to):

(i)	U.S. Treasury Securities, defined as direct obligations of, and obligations fully guaranteed by, the U.S. Government;

(ii)

U.S. Government Agency Securities, defined as direct obligations of, and obligations fully guaranteed by, any agency or instrumentality of the U.S. Government, including Puerto Rico GNMA Mortgage-Backed Securities;

(iii)	U.S. Municipal Securities, defined as securities issued by a state of the U.S. and its political subdivisions, agencies and instrumentalities;

(iv)	U.S. Taxable Mortgage-Backed Securities (“U.S. Taxable MBS”), defined as mortgage-backed securities issued by FNMA or guaranteed by FHLMC;

(v)

Puerto Rico Mortgage-Backed Securities, defined as securities representing interests in pools of mortgages on residential real property located in Puerto Rico, insured by the Federal Housing Administration or the Veterans Administration,

which securities are guaranteed as to the timely payment of principal and interest by GNMA, FNMA, or FHLMC, and the interest of which may or may not be exempt from taxation under Section 1022(b) of the 1994 P.R. Code or Section 1031.02 of the 2011 P.R. Code;

(vi)	Puerto Rico Governmental Obligations, defined as obligations issued by Puerto Rico and its political subdivisions and instrumentalities;

(vii)	CMOs, defined as securities representing interests in or collateralized by mortgages on residential real estate;

(viii)

preferred stock, defined as capital stock of a class that is preferred as to the payment of dividends or as to the distribution of assets upon liquidation or dissolution over any other class of capital stock; and

(ix)	other securities which may be designated as “Eligible Securities” in the future by the Fund, with the approval of the Credit Rating Agency.

Additional information with respect to the types of investment securities acceptable as Eligible Securities and the discount factors and concentration limits applicable to an “F1+” credit rating assigned to the Short-Term Notes and an “AA” credit rating assigned to the Medium-Term Notes, is publicly available from Fitch at www.fitchratings.com or by contacting Fitch at 33 Whitehall Street, New York, New York 10004; telephone number (212) 908-0500.

Maintenance of Minimum Amount of Collateral

Pursuant to the Trust Indenture, the Fund has covenanted that, so long as any Notes are outstanding, the Discounted Value (as defined below) of the Pledged Collateral securing the Notes of the same series issued by the Fund plus cash on deposit in the Liquidity Account, if any, will not be less than the “Collateral Maintenance Amount,” defined as (i) in the case of the Medium-Term Notes, the principal amount of all outstanding Medium-Term Notes plus the amount of interest, if any, accrued or to accrue from and including the most recent date to which interest has been paid until the ninetieth (90th) date after such date; and (ii) in the case of the Short-Term Notes, the principal amount of all outstanding Short-Term Notes plus the amount of interest, if any, accrued or to accrue from and including the most recent date to which interest has been paid until the stated maturity (assuming for this purpose that Short-Term Notes payable on demand have a fixed maturity determined in accordance with the Fitch Guidelines). In the case of certain zero-coupon or indexed Notes in connection with which the Fund hedges its exposure, only the principal amount of such Notes may be required to be included in such calculation. (As a result, it may not be required that the Collateral Maintenance Amount include accrued interest on such zero-coupon or indexed Notes, and therefore, such accrued interest may not be secured by Pledged Collateral.)

The “Discounted Value,” when used with respect to any item of Eligible Collateral on any date, means the amount resulting from applying (a) the discount factors and any other operations prescribed for the calculations used in an overcollateralization test as may be specified in the Fitch Guidelines (as such may be adjusted by reason of diversification, concentration, or other factors) to (b) the Fair Market Value of such item of Eligible Collateral on such date. The “Fair Market Value” of any item of Eligible Collateral of the Fund on any date means its fair market value as determined by the Trustee in accordance with the valuation method used by the Fund to determine the net asset value of its common stock, as modified or supplemented by the Fitch Guidelines, if applicable.

Additional information with respect to the types of investment securities acceptable as Eligible Collateral and the discount factors and concentration limits applicable under the Fitch Guidelines is publicly available from Fitch at the website or address mentioned above.

In order to ensure compliance with this covenant, the Trustee is required to determine on the Valuation Date whether the Discounted Value of the Pledged Collateral securing each series of Notes issued by the Fund equals or exceeds the Collateral Maintenance Amount. In the event that the Trustee determines that the Discounted Value of such Pledged Collateral is less than the Collateral Maintenance Amount, the Fund will be required, on or before the fifth business day after such Valuation Date, to deliver additional Eligible Collateral to the Trustee, deposit cash in the Liquidity Account or direct the Trustee to sell Pledged Collateral and deposit the proceeds or any portion thereof with the Trustee so as to cause the Discounted Value of such Pledged Collateral as of a date not later than such fifth business day (the “Cure Date”) to be equal to or greater than the Collateral Maintenance Amount.

In the event that on any Cure Date the Discounted Value of the Pledged Collateral securing a particular series of Notes issued by the Fund is less than the Collateral Maintenance Amount applicable to that series, the Fund shall be prohibited from issuing any additional Notes unless and until it shall have received confirmation from a Rating Agency that such Notes are rated “F1” or higher (in the case of the Short-Term

Notes) or “A” or higher (in the case of the Medium-Term Notes) by Fitch or a comparable rating from another Rating Agency and shall be required to liquidate Pledged Collateral as necessary to pay all outstanding Notes of the relevant series as they become due. The maturity of the Notes is not subject to acceleration under these circumstances.

The valuation of Eligible Collateral is determined by the [Transfer Agent] in accordance with the valuation method used by the Fund to determine the net asset value of the Fund’s common equity.

The Fund’s assets are valued by the [Administrator], with the assistance of the Investment Advisers, in good faith and under the supervision of the Board based upon market quotations when such quotations are available. Independent sources of valuation may be unavailable for a substantial majority of the Fund’s assets. When market quotations for securities held by the Fund are not readily available from any independent dealers, the Trustee will attempt to obtain quotations from [     ] or [    ]. When market quotations for the Fund’s assets are not available from any sources, including the Investment Advisers, they will be valued at fair value by or under the direction of the Board utilizing quotations and other information concerning similar securities derived from recognized dealers in those securities or information regarding the trade spreads quoted by recognized dealers between such securities and U.S. Treasury Securities whose maturities are determined to be most closely matched to the average life of the Fund’s securities for which fair value is to be determined.

Notwithstanding the above, assets with maturities of 60 days or less generally will be valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing the difference between their fair value as of the 61st day prior to maturity and their maturity value if their original term to maturity exceeded 60 days, unless in either case the Board or an authorized committee thereof determines that this does not represent fair value. The valuation in either case is based on information concerning market transactions and quotations from dealers which reflect the bid of the overall market on the pricing date.

Certain Puerto Rico Obligations have a limited number of participants in the market and might not have a readily ascertainable market value and may have periods of illiquidity. In such case, such securities will be valued in accordance with procedures established by the Board.

The market value of the Fund’s investments will depend on a variety of factors, including general municipal and fixed income security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and changes in and expectations regarding changes in interest rates and income tax rates.

Substitution and Sale of Collateral

The Fund is permitted to substitute Pledged Collateral with other Eligible Collateral and to direct the Trustee to sell Pledged Collateral and deliver the proceeds thereof to the Fund free and clear of the lien created under the Trust Indenture so long as the Discounted Value of the Pledged Collateral securing the affected series as of the immediately preceding Valuation Date or Cure Date is at least equal to the Collateral Maintenance Amount, after giving effect to such substitution or sale and to other substitutions and sales since the immediately preceding Valuation Date or Cure Date (but without re-valuing all the other Pledged Collateral).

USE OF PROCEEDS

The Fund estimates that the net proceeds from the sale of the Notes pursuant to this prospectus will be used by the Fund to invest in securities in accordance with the Fund’s investment objectives and policies and/or to pay operating expenses.

The Fund anticipates that, subject to market conditions, the net proceeds will be invested within a week of completion of the first registered offering or, in the case of a continuous offering, within a week of receipt in good order of funds from investors. There may be potential for delay in the Fund’s use of proceeds from this offering due to the outbreak of COVID-19. See “Risk Factors—Coronavirus and Public Health Emergencies.”

THE FUND

The Fund is organized as a corporation under the laws of Commonwealth of Puerto Rico (“Puerto Rico”). Prior to [    ], the Fund was registered as an investment company under the PR-ICA and operated as such under the laws of Puerto Rico. In 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act was signed into law in the United States and effectively requires investment companies organized under the laws of Puerto Rico to register as investment companies under the Investment Company Act. As a result, the Fund has been registered as a non-diversified, closed-end management investment company under the Investment Company Act since [    ]. The principal office of the Fund is located at Banco Popular Center, Suite 1112, 209 Muñoz Rivera Avenue, Hato Rey, Puerto Rico 00918, and its telephone number is (787) 751-5452.

Investment Objectives and Policies

The Fund’s investment objective is to achieve a high level of current income that, for Puerto Rico Residents, is exempt from U.S. federal and Puerto Rico income taxes, consistent with the preservation of capital.

[The Fund will invest under normal circumstances at least 67% of its total assets in securities issued by Puerto Rico and its political subdivisions, agencies and instrumentalities and in Puerto Rico mortgage-backed securities (collectively, “Puerto Rico Obligations”), as well as in such other Puerto Rico tax-exempt securities as are now or may in the future become available. The Fund will invest up to 33% of its total assets in non-Puerto Rico obligations, including mortgage-backed securities, other securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities and municipal securities issued by issuers in the U.S.]

Investments in Mortgage-Backed Securities will include those issued or guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) as well as Mortgage-Backed Securities which are not guaranteed or issued by GNMA, Fannie Mae, FHLMC or any other government agency (“Private Label Mortgage-Backed Securities”), and in either case may include collateralized mortgage obligations (“CMOs”). Private Label Mortgage-Backed Securities are issued in connection with a securitization and represent a beneficial interest in a privately sponsored trust or other entity, the assets of which are mortgage loans or GNMA, Fannie Mae, FHLMC or other Mortgage-Backed Securities, including CMOs.

The Fund expects to invest substantially all of its assets in securities having a wide range of maturities.

Puerto Rico Municipal Obligations encompass various types of Puerto Rico tax-exempt obligations, including among others, both general obligation bonds and revenue bonds, as well as industrial development bonds issued for the benefit of Puerto Rico or non-Puerto Rico corporations in connection with projects located inside or outside of Puerto Rico.

The Fund may invest in Puerto Rico municipal obligations, including zero-coupon obligations, inverse floating rate obligations and derivative instruments, for hedging or income enhancement purposes.

The Fund may invest up to 10% of its total assets in taxable securities, including preferred stock. In addition, the Fund may make certain taxable or tax-exempt short-term investments of up to 100% of its assets for temporary or defensive purposes. No assurance can be given that the Fund will achieve its investment objective.

At least 95% of the Fund’s total assets are required to be invested in securities which, at the time of purchase, are rated within the four highest long-term or two highest short-term rating categories by S&P (BBB or higher for long-term securities, A-1 or A-2 for commercial paper or notes), Moody’s (Baa or higher for long-term securities, PRIME-1 or PRIME-2 for commercial paper or notes) or Fitch (BBB- or higher for long-term securities, F1 or F2 for commercial paper or notes), without regard to any subcategory, or that have received an equivalent rating from another nationally recognized statistical rating organization (an “NRSRO”) or, if not so rated, are, in the opinion of the Investment Advisers, of a credit quality comparable to such rated obligations, (i.e., those that are backed by a letter of credit or other forms of corporate or governmental guarantees, the issuer of which has received an equivalent short-term or long-term credit rating, as applicable). See Appendix [ ] for further information regarding S&P’s, Moody’s, and Fitch’s ratings. The Fund will not make additional investments in lower-rated securities if, at the time of a proposed purchase, more than [5%] of its assets would be invested in such securities. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of lower-rated securities to make principal and interest payments than is the case for issuers of higher grade securities.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Investment Advisers will consider such an event in determining whether the Fund should continue to hold the obligation. In making such a determination, the Investment Advisers will consider such factors in their assessment of the credit quality of the issuer of the security and the price at which the security could be sold.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Investment Advisers will consider such an event in determining whether the Fund should continue to hold the obligation. In making such a determination, the Investment Advisers will consider such factors in their assessment of the credit quality of the issuer of the security and the price at which the security could be sold. The Investment Advisers will engage in an orderly disposition of downgraded securities, to the extent deemed advisable in light of current market conditions, if necessary to ensure that the Fund’s securities holdings rated below investment grade or of comparable quality will not exceed [5%] of the Fund’s total assets.

The maturity of the Fund’s portfolio securities will vary based upon the Investment Advisers’ assessment of economic and market conditions. The net asset value of a closed-end investment company that invests primarily in fixed-income securities, such as the Fund, changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed-income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can be expected to decline. Prices of longer-term securities generally fluctuate more in response to interest rate changes than do short-term or medium-term securities. These changes in net asset value might be greater in the case of a fund having a leveraged capital structure such as the Fund.

The Fund’s investment objective and certain investment policies are fundamental policies that may not be changed unless authorized by a majority (or in some cases, a supermajority) of the stockholders. All other investment policies and limitations, however, subject to applicable Puerto Rico law, may be changed by the Board without the approval of either the Fund’s Stockholders. See “Investment Restrictions” in the SAI.

Set forth below is a description of the various types of securities in which the Fund may invest.

Municipal Obligations. Municipal Obligations are debt obligations or similar securities issued by or on behalf of Puerto Rico, a State of the U.S., or any of their respective political subdivisions, organizations, agencies or instrumentalities, or by multi-state agencies or authorities, the interest on which is, in the opinion of bond counsel, wholly or partially exempt from Puerto Rico income tax. Municipal Obligations are issued for various public purposes, including construction of public or privately-operated facilities, such as airports, bridges, hospitals, housing, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligations may be issued include refinancing outstanding obligations and obtaining funds for general operating expenses and for loans to other public institutions and facilities. Not all of such types of Municipal Obligations are currently available in Puerto Rico.

Zero-Coupon Obligations. The Fund may invest in zero-coupon Municipal Obligations. Such obligations include “pure zero” obligations, which pay no interest for their entire life (either because they bear no stated rate of interest or because their stated rate of interest is not payable until maturity), and “zero/fixed” obligations, which pay no interest for an initial period and thereafter pay interest currently. Zero-coupon obligations also include derivative instruments representing the principal-only components of Municipal Obligations from which the interest components have been stripped and sold separately by the holders of the underlying Municipal Obligations.

Mortgage-Backed Securities. Mortgage-Backed Securities represent direct or indirect participations in, or are secured by and are payable from, mortgage loans secured by real property (“Mortgage-Backed Securities”). Investors in Mortgage-Backed Securities typically receive interest and principal on the underlying mortgage loans (and/or any related credit support). The Fund’s investments in Mortgage-Backed Securities will usually consist of those where the underlying real property is located in Puerto Rico (“Puerto Rico Mortgage-Backed Securities”).

Investments in Mortgage-Backed Securities will include those issued or guaranteed by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“Fannie Mae”) or Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”) as well as Mortgage-Backed Securities which are not guaranteed or issued by GNMA, Fannie Mae, FHLMC or any other government agency (“Private Label Mortgage-Backed Securities”), and in either case may include collateralized mortgage obligations (“CMOs”). Private Label Mortgage-Backed Securities are issued in connection with a securitization and represent a beneficial interest in a privately sponsored trust or other entity, the assets of which are mortgage loans or GNMA, Fannie Mae, FHLMC or other Mortgage-Backed Securities, including CMOs. See “Risk Factors” and “Taxation.”

GNMA Mortgage-Backed Securities include securities that are backed by mortgage loans insured by the Federal Housing Administration or guaranteed by the Veterans Administration, and which consist of mortgage-backed certificates with respect to pools of such mortgages guaranteed as to the timely payment of principal and interest by the GNMA. That guarantee is backed by the full faith and credit of the U.S. Puerto Rico GNMA Mortgage-Backed Securities are GNMA Mortgage-Backed Securities for which the underlying real property is located in Puerto Rico.

Fannie Mae Mortgage-Backed Securities represent a beneficial ownership interest in one or more pools of mortgage loans, which may be insured by the Federal Housing Administration or the Veterans Administration, or which may not be insured or guaranteed by any governmental agency. FHLMC Mortgage-Backed Securities represent direct or indirect participations in, and are payable from, conventional residential mortgage loans. Fannie Mae’s and FHLMC’s obligations with respect to their Mortgage-Backed Securities are not backed by the full faith and credit of the U.S. Fannie Mae and FHLMC are government-sponsored enterprises owned by their stockholders. In 2008, Fannie Mae and Freddie Mac were placed into conservatorship by the Federal Housing Finance Agency. In connection with the conservatorship, the U.S Treasury entered into a Senior Preferred Stock Purchase Agreement with Fannie Mae and Freddie Mac that allows them to draw funds up to the amount, if any, by which their total liabilities exceed their total assets, up to a certain limit. Neither the conservatorship nor the agreements with the U.S Treasury affect Fannie Mae’s or Freddie Mac’s obligations to make payments on their debt securities or perform their obligations under their mortgage guaranty obligations. There is significant uncertainty regarding the future of Fannie Mae and Freddie Mac.

Puerto Rico Mortgage-Backed Securities are securities representing pools of mortgages on residential property located in Puerto Rico and insured by GNMA, Fannie Mae or FHLMC. Puerto Rico GNMA Mortgage-Backed Securities are GNMA Mortgage-Backed Securities for which the underlying real property is located in Puerto Rico.

CMOs are multiple-class Mortgage-Backed Securities. Some CMOs are directly supported by other CMOs, which in turn are supported by pools of mortgage loans. Investors in them typically receive payments out of the interest and principal on the underlying mortgage loans. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risks. See “Risk Factors — Mortgage-Backed Securities Risk.”

Other Investment Practices

Certain of the other investment practices in which the Fund may engage are described below. The Fund may issue preferred stock, debt securities such as the Notes, and other forms of leverage and seek to obtain a rating of such preferred stock, debt securities, and other forms of leverage. Any rating agency issuing such rating may, as a condition thereof, impose additional asset coverage or other requirements, which may restrict the Fund’s ability to engage in these investment practices.

When-Issued Securities and Delayed Delivery Transactions

The purchase of securities on a when-issued or delayed delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. At the time the Fund enters into a transaction on a when-issued or delayed delivery basis, it will segregate with the custodian cash or liquid instruments with a value not less than the value of the when-issued or delayed delivery securities. The value of these assets will be monitored weekly to ensure that their marked to market value will at all times exceed the corresponding obligations of the Fund. There is always a risk that the securities may not be delivered, and the Fund may incur a loss.

Short-Term Temporary Investments

If, in the opinion of the Investment Advisers, no suitable Puerto Rico Obligations, other Municipal Obligations, or long-term U.S. Government securities are available, or if the Investment Advisers believe unusual circumstances warrant a defensive posture, the Fund temporarily may commit all or any portion of its assets to taxable or tax-exempt money market instruments. Such instruments may include securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, commercial paper rated at least A-1 by S&P, Prime-1 by Moody’s or F1 by Fitch, bank certificates of deposit, bankers’ acceptances and Repurchase Agreements (as defined below) secured by any of the foregoing.

Dollar Rolls and Reverse Repurchase Agreements

The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. In the case of dollar rolls involving mortgage-backed securities, the mortgage-backed securities that are purchased will be of the same type and will have the same interest rate as those sold, but will be supported by different pools of mortgages. The Fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll but is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold. The Fund could also be compensated through the receipt of fee income equivalent to a lower forward price. The Fund may also enter into reverse repurchase agreements in which a member bank of the Federal Reserve System or a securities dealer who is a member of a national securities exchange or is a market-maker in U.S. Government securities purchases portfolio securities from the Fund, coupled with an agreement to resell them to the Fund at a specific date and price (a “Reverse Repurchase Agreement”).

Dollar rolls and Reverse Repurchase Agreements generally will be considered to be leverage and, accordingly, will be subject to the Fund’s limitations on leverage, which will restrict the aggregate of such transactions, together with the issuance of preferred stock, debt securities, and other forms of leverage, to 33 1⁄3% of the Fund’s total assets. However, dollar rolls and Reverse Repurchase Agreements will not be subject to such limitation if a segregated account is established and maintained with respect to the value of the Fund’s commitments thereunder. In addition, certain of the dollar rolls and Reverse Repurchase Agreements entered into by the Fund will be arbitrage transactions in which the Fund will maintain an offsetting position in securities or Repurchase Agreements (as defined herein) that mature on or before the settlement date on the related dollar roll or Reverse Repurchase Agreement. The Investment Advisers believe that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

The market value of securities sold under Reverse Repurchase Agreements typically is greater than the proceeds of the sale, and accordingly, the market value of the securities sold is likely to be greater than the value of the securities in which the Fund invests those proceeds. Thus, Reverse Repurchase Agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event the buyer of securities under a Reverse Repurchase Agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities and its use of the proceeds of the Reverse Repurchase Agreement may effectively be restricted pending such decision.

Repurchase Agreements

The Fund may use Repurchase Agreements. The term “Repurchase Agreements,” for purposes of this prospectus, consists of transactions in which the Fund purchases securities from a member bank of the Federal Reserve System or a securities dealer who is a member of a national securities exchange or is a market-maker in U.S. Government securities and simultaneously commits to resell the securities to such original seller at an agreed-upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Although Repurchase Agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to the Fund if the other party to the Repurchase Agreement becomes bankrupt, the Fund intends to enter into Repurchase Agreements only with banks and dealers in transactions believed by the Investment Advisers to present minimum credit risks. In addition, each Repurchase Agreement must be collateralized at least at 102% with U.S. Government or other appropriate liquid high grade securities, held by a third party custodian, and marked-to-market daily.

Asset Segregation

The Investment Company Act requires that the Fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the Fund’s portfolio. The Fund will comply with all of the applicable provisions regarding asset segregation in Section 18 of the Investment Company Act. If the Fund enters into a transaction requiring segregation, such as a forward commitment or a reverse repurchase agreement, the custodian or the Investment Advisers will segregate liquid assets in an amount required to comply with the Investment Company Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the Investment Company Act, additional liquid assets will be segregated. As an alternative to asset segregation, in some instances the Fund may “cover” its obligation by holding an offsetting position.

RISK FACTORS

The principal risks of investing in the Notes are discussed below. Any of these risks may cause you to lose money.

Liquidity and Tax Matters affecting the Transfer of the Notes. Liquidity and Tax Matters affecting the Transfer of the Notes. If the Fund invests at least [67%] of its total assets in Puerto Rico, investment in the Fund will afford the tax benefits described herein solely to individuals whose principal residence is in the Commonwealth of Puerto Rico (“Puerto Rico”), or to corporations and other business organizations whose principal office and place of business are in Puerto Rico (the “Puerto Rico Residents”), provided that if such entity is a non-business trust, the trustee and all trust beneficiaries must be Puerto Rico Residents. Noteholders who cease to be Puerto Rico Residents will no longer be afforded such tax benefits. In that regard, the Fund was designed solely for Puerto Rico residents. In addition, an investor that is not a Puerto Rico Resident will not receive the tax benefits of an investment in typical U.S. mutual fund (such as “RIC” tax treatment). Generally, fixed and contingent interest on the Notes designated by the Fund as “Exempt Income” (as such terms is defined in the section “Puerto Rico Taxation”) will be exempt from Puerto Rico income taxes. The income not designated by the Fund as Exempt Income will only be subject to a 10% withholding of Puerto Rico income taxes instead of the imposition of Puerto Rico income taxes for ordinary income. Currently, the maximum ordinary income tax rates for individuals is 33% and 39% for corporations.

No assurance can be given as to the liquidity of, or the trading market for, the Notes. The market price of the Notes will be determined by such factors as relative demand for and supply of the Notes in the market, general market, and economic conditions and other factors beyond the control of the Fund. The Fund cannot predict whether the Notes will trade at, below or above their stated principal amount. That conclusion is further affected by the fact that there may be few or no market-makers in the Notes. The Notes may not be suitable to all investors, and investors in the Notes should not view the Fund as a vehicle for trading purposes.

The Notes may be subject to risks associated with a Credit Rating Agency. Fitch has issued a credit rating of “F1” to the Short-Term Notes and “A” to the Medium-Term Notes. These credit ratings reflect only Fitch’s view and any explanation of the significance of the credit rating must be obtained from Fitch directly. No assurance can be given that the credit ratings assigned to the Notes will remain in effect for any given period of time or that it will not be revised downward or withdrawn entirely by Fitch if, in its sole judgment, circumstances so warrant. Any such downward revision or withdrawal of the credit rating may have an adverse effect on the market value of the Notes. The Fund may, at its sole discretion, seek a credit rating from another credit rating agency, provided such credit rating is within the two highest rating categories with respect to the Short-Term Notes, or within the four highest rating categories with respect to the Medium-Term Notes. FITCH HAS NOT ASSIGNED A CREDIT RATING TO THE FUND.

Pledged Collateral; Credit Risk. Although the Notes may be secured by Pledged Collateral (as defined below) and the Fund believes such collateral will provide adequate security for the payment of the obligations arising under the Notes, the Fund cannot guarantee the creditworthiness of any particular security comprising the Pledged Collateral or of the issuer of any such security. Some of the securities that constitute the Pledged Collateral consist of Puerto Rico municipal obligations that are rated non-investment grade and that have limited liquidity. The actual and perceived creditworthiness of the Fund or such issuers will depend on factors, such as general and issuer-specific economic conditions, outside of the control of the Fund and may affect the market value of the Notes or the Pledged Collateral. In the event the Fund is unable to meet its obligations to its Noteholders, including, without limitation, because the Fund has become insolvent or the subject of bankruptcy proceedings, Noteholders may be materially and adversely affected if the Pledged Collateral is insufficient to pay principal and accrued interest on any outstanding Notes. See also “Special Risk Factors Relating to Investments by the Fund” section below.

Moreover, for purposes of determining the Pledged Collateral which will provide the security for the repayment of any Notes for which the Fund has obtained a credit rating from a credit rating agency, the Fund has covenanted to abide by such credit rating agency’s rating criteria and guidelines, which specify the types of investment securities which may constitute Pledged Collateral and may also discount the value or limit the concentration of such securities. Such rating criteria and guidelines may be amended by such credit rating agency at its sole discretion at any time, without the Fund’s consent, thereby affecting the types and amounts of Pledged Collateral securing the repayment of any series of rated Notes at any given point in time. With respect to the credit ratings of “F1” and “A” assigned by Fitch to the Short-Term Notes and the Medium-Term Notes, respectively, the rating criteria and guidelines for the assignment and maintenance of such rating are publicly available at www.fitchratings.com or by contacting Fitch at 33 Whitehall Street, New York, New York 10004; telephone number (212) 908-0500. See “SECURITY FOR THE NOTES” herein.

In the event that the Fund were unable to fulfill its obligations under the Notes, by reason of its insolvency, commencement of bankruptcy proceedings, or otherwise, any interest payment thereon may be affected, if the proceeds derived from the Pledged Collateral were insufficient to pay all amounts owed to the investor, and the payment of any such amounts would be delayed for the duration of any insolvency, bankruptcy or other proceedings.

The Fund’s investments may be harmed by the performance of U.S., Puerto Rico, and foreign investment securities markets, which may be influenced by factors including interest rates, inflation, politics, fiscal policy, and current events. Because the Fund’s investments may fluctuate due to market conditions, the Fund may be unable to pay, at any given point in time, the principal and accrued interest on the Notes.

Puerto Rico Risk. The Fund was designed to invest primarily in Puerto Rico Obligations. Therefore, the Fund will be more susceptible to factors adversely affecting issuers of Puerto Rico Obligations than an investment company that is not concentrated in Puerto Rico Obligations to this degree. This makes the Fund more susceptible to economic, political, or regulatory occurrences in Puerto Rico than a geographically diversified fund.

Securities issued by the Government of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the prolonged downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, none of the bonds issued by the Puerto Rico government and its instrumentalities without credit enhancements carry an investment-grade credit rating. The Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields.

There are few participants in the market for certain Puerto Rico Obligations. In addition, certain Puerto Rico Obligations have had and may continue to have periods of illiquidity. These factors may affect the Fund’s ability to acquire or dispose of these securities, as well as the price paid or received upon acquisition or disposition of such securities. In addition, investment by the Fund in Puerto Rico Obligations is subject to their availability in the open market. For a further description of developments in Puerto Rico, see Appendix B.

Because the Fund invests a substantial portion of its assets in Puerto Rico bonds, the Fund’s net asset value and cash flow may fluctuate due to market conditions affecting these securities, and the Fund’s ability to pay the principal and accrued interest on the Notes may be consequently affected.

Any future adverse developments in Puerto Rico could result in additional interruptions in cash flow on debt payments, which may result in more price volatility across Puerto Rico securities. There can be no assurance that any additional defaults by Puerto Rico and other Puerto Rico instrumentalities will not have an additional adverse impact on the Fund’s net investment income and its ability to make payments on the Notes in the future.

See “INVESTMENT OBJECTIVES AND POLICIES”. For a further description of developments in Puerto Rico, see Appendix B.

Puerto Rico Tax Treatment. For investors to receive the tax benefits offered by the Fund, such investors must be Puerto Rico Residents, and the Fund must have at least 67% of its total assets invested in Puerto Rico securities.

Changes in Applicable Law Risk. Legislation affecting the Fund, their assets, investment companies, taxes, and other matters related to the business of the Fund are continually being considered by the Legislature of Puerto Rico and the U.S. Congress. Similarly, regulations and interpretations thereof are continually being considered by the SEC. There can be no assurance that future legislation enacted or regulations promulgated, or other governmental actions will not have an adverse effect on the operations of the Fund the economic value of the Notes, or the tax consequences of the acquisition or the disposition of the Notes. Political or regulatory developments in Puerto Rico and in the United States could affect the tax-exempt status of interest or dividends paid on securities issued by the Fund. These developments could also cause the value of the Fund’s investment to fall.

Coronavirus and Public Health Emergencies. As of the date of this prospectus, there is an outbreak of a novel and highly contagious form of coronavirus COVID-19, which the World Health Organization has declared to constitute a “Public Health Emergency of International Concern.” The outbreak of COVID-19 has resulted in and may continue to result in numerous illnesses and deaths. It has also adversely impacted global commercial activity and contributed to significant volatility in certain equity and debt markets. Adverse conditions may worsen over time. The global impact of the outbreak is rapidly evolving, and many countries, states, provinces, districts, departments and municipalities have reacted by instituting quarantines, curfews, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues, including certain infrastructure structures and facilities.

Businesses are also implementing similar precautionary measures. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, are creating significant disruption in supply chains and economic activity and are having a particularly adverse impact on transportation, hospitality, tourism and entertainment, among other industries.

As COVID-19 continues to spread, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. While numerous vaccines and potential vaccines have been or are in the midst of being developed and approved for use in various countries, including the United States, the ultimate effectiveness of such vaccines is unknown.

The extent of the impact of the COVID-19 pandemic, or any public health emergency on the operational and financial performance of the Fund will depend on many factors, including the duration and scope of such public health emergency, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. The effects of such a public health emergency may materially and adversely impact the value and performance of the Fund’s investments as well as the ability of the Fund to source, manage and divest investments and achieve its investment objectives, all of which could result in significant losses to the Fund. In addition, the operations of each of the Fund, its investments and the Investment Advisers may be significantly impacted, or even halted, either temporarily or on a long-term basis, as a result of government quarantine and curfew measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of the Fund’s or the Investment Advisers’ personnel.

Risk of Natural Disasters, Epidemics/Pandemics, Terrorist Attacks and War. Countries and regions in which the Fund may invest, where the Investment Advisers have offices or where the Fund or the Investment Advisers otherwise do business are susceptible to natural disasters (e.g., fire, flood, earthquake, storm and hurricane), epidemics/pandemics or other outbreaks of serious contagious diseases. The occurrence of a natural disaster or epidemic/pandemic could, directly or indirectly, adversely affect and severely disrupt the business operations, economies and financial markets of many countries (even beyond the site of the natural disaster or epidemic/pandemic) and could adversely affect the Fund’s investment program or the Investment Advisers’ ability to do business. In addition, terrorist attacks, or the fear of or the precautions taken in anticipation of such attacks, could, directly or indirectly, materially and adversely affect certain industries in which the Fund invests or could affect the countries and regions in which the Fund invests, where the Investment Advisers have offices or where the Fund or the Investment Advisers otherwise do business. Other acts of war (e.g., war, invasion, acts of foreign enemies, hostilities and insurrection, regardless of whether war is declared) could also have a material adverse impact on the financial condition of industries or countries in which the Fund invests.

The recent global outbreak of Coronavirus (or COVID-19) has created and is expected to continue to create enormous economic and social uncertainty throughout the world. The ultimate impact of the Coronavirus outbreak is difficult to predict, but it is possible that such outbreak could have an enduring and materially adverse impact on global, national and local economies and supply chains. In particular, disruptions to commercial activity relating to the imposition of quarantines and travel restrictions, or failures to contain the outbreak despite these measures, could materially and adversely impact the Fund’s investments, both in the near- and long-term. In addition, the imposition of travel restrictions (including “shelter-in-place” or “lock-down” directives) may impact the ability of the Investment Advisers’ personnel to travel in connection with potential or existing investments, or otherwise disrupt the Investment Advisers’ operations and business activities, which could negatively impact the Investment Advisers’ ability to effectively identify, monitor and trade the Fund’s investments. A climate of uncertainty stemming from the Coronavirus and a general economic downturn may reduce the availability of potential investment opportunities, increase the difficulty of modeling market conditions and adversely affect the Fund, its investments and the Investment Advisers. The U.S. and non-U.S. governments, central banks and other governmental entities have implemented stimulus programs to mitigate the economic fallout of the COVID-19 pandemic. The U.S. government is also currently considering the introduction of additional stimulus programs, however such programs may be delayed due to political factors that are changing rapidly. Even if such additional programs are implemented, their impact is uncertain and it is impossible to predict whether any such measures will be successful. The implementation of such additional programs could increase the volatility of the markets in which the Fund invests, resulting in rapid shifts in the Fund’s performance. While the Investment Advisers will seek to continue to manage the Fund’s portfolio in a manner that is consistent with the Fund’s investment objective, that may prove to be impossible or impracticable, requiring the Fund’s portfolio to temporarily deviate (possibly materially) from historic norms.

Leverage Risk. The Fund may increase amounts available for investment through the issuance of debt securities (i.e., debt instruments of varying maturities, including commercial paper and Short-Term and Medium-Term Notes such as the ones being issued pursuant to this prospectus; such securities collectively referred to herein as the “debt securities”), and other forms of leverage (including Reverse Repurchase Agreements, as defined below), representing not more than 33 1⁄3% of the Fund’s total assets immediately after the issuance of such securities.

In addition, the Fund may also borrow for temporary or emergency purposes, in an amount of up to an additional 5% of its total assets. Such borrowings would create leverage and would entail speculative factors similar to those applicable to the issuance of debt securities and other forms of leverage.

Risks Associated with the Fund’s Investment Securities. Following is a summary of the risks attributable to the Fund’s investment in its underlying securities, and which might impact the Fund’s ability to make payments on the Notes:

Puerto Rico Concentration Risk. The Fund is exposed to certain risks resulting from the reduced geographic diversification of its portfolio. The Fund’s assets are invested primarily in securities of Puerto Rico issuers. Consequently, the Fund in general is more susceptible to economic, political, regulatory or other factors adversely affecting issuers in Puerto Rico than an investment company that is not so concentrated in Puerto Rico issuers. In addition, securities issued by the Government of the Commonwealth of Puerto Rico or its instrumentalities are affected by the central government’s finances. That includes, but is not limited to, general obligations of Puerto Rico and revenue bonds, special tax bonds, or agency bonds. The effect on each specific debt may not be the same; it depends on exactly what part of the government’s money or revenue is supposed to pay the interest. Over the past few years, many Puerto Rico government bonds as well as the securities issued by several Puerto Rico financial institutions have been downgraded as a result of several factors, including without limitation, the downturn experienced by the Puerto Rico economy and the strained financial condition of the Puerto Rico government. Currently, the Puerto Rico bond market is experiencing a period of volatility, with Puerto Rico bonds trading at historically lower prices and higher yields.

Because the Fund invests a substantial portion of its assets in Puerto Rico bonds, the Fund’s net asset value may fluctuate due to market conditions affecting these securities, and the Fund’s ability to pay the principal and accrued interest on the Notes may be consequently affected.

Fixed Income Securities Risk. The yield on Puerto Rico Obligations and other fixed income securities like the Notes depends on a variety of factors, including general municipal and fixed income security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue and expectations regarding changes in income tax rates. Generally, the longer the maturity of a fixed income security, the higher the yield and the greater the volatility. The market value of fixed income securities normally will vary inversely with changes in interest rates. Such changes in the values of Puerto Rico Obligations held by the Fund will not affect the interest income derived from them but will affect the Fund’s net asset value and may also affect the resale price of the Notes. The specific terms and conditions of certain types of securities may also make them more sensitive to changes in interest rates.

The obligations of certain issuers of Puerto Rico Obligations are subject to the provisions of bankruptcy, insolvency and other similar kinds of laws affecting the rights and remedies of creditors, including the Recovery Act, which affects issuers of certain Puerto Rico Municipal Obligations. In the event of a bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such Puerto Rico Obligations, and in some circumstances, the Fund might not be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund might take possession of and manage the assets or have a receiver appointed to collect and disburse pledged revenues securing the issuer’s obligations on such securities; any such action might increase the Fund’s operating expenses and might adversely affect the Fund’s ability to make payment on the Notes.

Credit Risk. Credit risk is the risk that debt securities or preferred stock will decline in price or fail to make dividend or interest payments when due because the issuer of the security experiences a decline in its financial condition. The Notes and the Fund’s investments are both subject to credit risk. The risk is greater in the case of securities that are rated below investment grade, or rated in the lowest investment grade category.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise, so that the value of the Notes or the Fund’s investments will fall. Current low long-term rates present the risk that interest rates may rise and that as a result the Fund’s investments will decline in value. Also, the Fund’s yield will tend to lag behind changes in prevailing short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. The Fund is subject to extension risk. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk. Prepayment risk applies also to the Notes to the extent they are redeemable by the Fund. The Fund is subject to prepayment risk. This tendency of issuers to refinance debt with high interest rates during periods of declining interest rates may reduce the positive effect of declining interest rates on the market value of the Fund’s securities. Finally, the Fund’s use of leverage by the issuance of preferred stock, debt securities and other instruments, as discussed below, may increase the risks described above. See “LEVERAGE PROGRAM” herein.

Municipal Obligations Risk. Certain of the municipal obligations in which the Fund may invest, present their own distinct risks. These risks may depend, among other things, on the financial situation of the government issuer, or in the case of industrial development bonds and similar securities, on that of the entity supplying the revenues that are intended to repay the obligations. It is also possible that, as a result of litigation or other conditions, the power or ability of issuers or those other entities to meet their obligations for the repayment of principal and payment of interest may be materially and adversely affected. See “Puerto Rico Risk” above.

Mortgage-Backed Securities Risk. Mortgage-Backed Securities, in general, have many of the same risks of traditional fixed income securities discussed above but also differ in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying loans or other obligations. Prepayments may result in reinvestment of the proceeds of such prepayments at yields that are lower than the yield on the prepaid securities. Prepayments are influenced by a variety of economic, geographic, demographic and other factors. Generally, however, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates. Because a substantial portion of Puerto Rico Obligations available are mortgage-backed securities, the potential for increasing the Fund’s exposure to these and other risks related to such securities might cause the market value of the Fund’s securities to fluctuate more than otherwise would be the case. In the case of Private Label Mortgage-Backed Securities (as defined herein), there is also, among other things, (i) credit risk exposure regarding the underlying obligations and, depending on how the securitization has been structured, exposure to the bankruptcy or insolvency of the entity that originated or sold the underlying obligations, (ii) the risk that underlying obligations may be unenforceable or may expose the securitization vehicle to liability because it was not originated or serviced in accordance with applicable consumer protection laws, (iii) exposure to downturns in the real estate market, which will affect the amount of foreclosure proceeds that can be realized in respect of defaulted mortgage loans, and (iv) if the structure contains third-party credit enhancement or derivative instruments, credit exposure to the provider thereof.

The Fund will not invest in Mortgage-Backed Securities which represent residual interests and except as may otherwise be approved by the Board may invest no more than 5% of the Fund’s total assets in derivative instruments.

The types of Mortgage-Backed Securities in which the Fund may invest are described in “The Fund - Investment Objectives and Policies – Mortgage-Backed Securities.” These include PAC Bonds. PAC Bonds are a particular type of Mortgage-Backed Security designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a contemplated range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the contemplated range, or if deviations from other assumptions occur, principal payments on a PAC Bond may be greater or smaller than predicted. The magnitude of the contemplated range varies from one PAC Bond to another; a narrower range increases the risk that prepayments will be greater or smaller than contemplated.

Zero-Coupon Securities Risk. Zero-coupon securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than obligations of comparable maturities that make current distributions of interest. Zero-coupon Municipal Obligations generally are liquid, although such liquidity may be reduced from time to time due to interest rate volatility and other factors.

Collateralized Mortgage Obligations (“CMOs”) Risk. CMOs present certain special risks. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Repurchase Agreements and Reverse Repurchase Agreements Risk. The Fund may engage in reverse repurchase agreements, which are transactions in which the Fund sells a security to a counterparty and agrees to buy it back at a specified time and price in a specified currency. Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver the securities when the Fund seeks to repurchase them and may be unable to replace the securities or only at a higher cost. If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may be severely restricted during that extension period. The Fund may also engage in repurchase agreements, which are transactions in which the Fund purchases a security from a counterparty and agrees to sell it back at a specified time and price in a specified currency. If a repurchase agreement counterparty defaults, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying the repurchase agreement. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will depend on intervening fluctuations of the market values of the underlying securities and the accrued interest thereon. In such an event, the Fund would have rights against the counterparty for breach of contract with respect to any losses resulting from those market fluctuations.

[Puerto Rico Income Tax Risk. The exemption from Puerto Rico income taxes afforded to interest income derived from an investment in the Notes is subject to certain conditions more fully set forth in the Puerto Rico Internal Revenue Code, as amended, and the regulations thereunder. In the event the Fund fails to comply with any such conditions, interest income derived from an investment in the Notes may be treated as taxable income for Puerto Rico income tax purposes.

The Fund treats reverse repurchase agreements, which are transactions in which the Fund sells securities to a counterparty and simultaneously agrees to repurchase the securities from the counterparty at a fixed price and date, as collateralized borrowings by the Fund, and not as sales of such securities, for accounting and tax purposes. While there is legal authority generally supporting the treatment of reverse repurchase agreements as collateralized borrowings for Puerto Rico income tax purposes, that legal authority does not specifically address the tax treatment of the reverse repurchase agreements that the Fund typically enters into, which contain provisions that grant the buyer the right to sell, transfer, pledge, or hypothecate the securities that are the object of such agreements. The Fund has received legal opinions to the effect that the reverse repurchase agreement in which they enter should be treated as collateralized borrowings for Puerto Rico income tax purposes. However, these legal opinions are not binding on the Puerto Rico Treasury Department (the “PR Treasury”) or on the Puerto Rico courts. Although the PR Treasury has never ruled as to whether this type of arrangement should be viewed as a true sale of the underlying securities, the PR Treasury could take that position in the future and the Puerto Rico courts may agree with that view. If these reverse repurchase agreements were to be recharacterized by the PR Treasury as true sales of the securities, the Fund may be unable to treat tax-exempt interest accrued on securities sold pursuant to a reverse repurchase agreement as earned by the Fund during the time the securities are held by the counterparty. In the event of any such recharacterization, to the extent that the Fund does not have sufficient tax-exempt interest that is not subject to this recharacterization, some of the interest paid by the Fund to Noteholders may be taxable at rates otherwise applicable to taxable interest payments. See “TAXATION – Puerto Rico Taxation.”]

U.S. Federal Income Tax Risk. Under regulations issued under Section 937(b) of the U.S. Internal Revenue Code, as amended (the “U.S. Code”), income that is otherwise treated as income from sources within Puerto Rico under general source of income rules is treated as income from sources outside Puerto Rico and not excludable from gross income under Section 933 of the U.S. Code if it consists of income derived in a “conduit arrangement.” In general, the regulations describe a “conduit arrangement” as one in which pursuant to a plan or arrangement income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a like kind) to a third person in exchange for one or more payments constituting income from sources within the United States. Based on the current language of the U.S. regulations and the guidance offered therein, an investment in the Notes is not expected to be the type of transaction intended to be covered by these rules, and in accordance with this interpretation, paid and accrued interest on the Notes is expected to be treated as income from sources within Puerto Rico and therefore generally not subject to U.S. federal income tax. The Fund does not plan to obtain a ruling from the U.S. Internal Revenue Service (“IRS”) with respect to the U.S. federal income tax treatment of an investment in the Notes, and no assurance can be given that the IRS or the U.S. courts will agree with the tax treatment described herein. Please refer to the section entitled “TAXATION” for further details on the tax implications of an investment in the Notes and pertinent U.S. Department of the Treasury (“U.S. Treasury”) disclosure. You should consult your own tax advisor for a full understanding of the tax considerations and implications of investing in the Notes in your particular situation.

Valuation Risk. The Fund’s assets are valued by the [Administrator] with the assistance of the Investment Advisers, in good faith and under the supervision of the Board based upon market quotations when such quotations are available. Independent sources of valuation may be unavailable for a substantial majority of the Fund’s assets. When market quotations for securities held by the Fund are not readily available from any such independent sources, the [Administrator] will attempt to obtain quotations from [     ] and [    ]. When market quotations for the Fund’s assets are not available from any sources, including [     ] and [    ], they will be valued at fair value by or under the direction of the Board utilizing quotations and other information concerning similar securities derived from recognized dealers in those securities or information regarding the trade spreads quoted by recognized dealers between such securities and U.S. Treasury Securities whose maturities are determined to be most closely matched to the average life of the Fund’s securities for which fair value is to be determined.

Illiquid Securities Risk. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. There may be few or no dealers making a market in certain securities owned by the Fund, particularly with respect to securities of Puerto Rico issuers including, but not limited to, investment companies. Illiquid securities include, among other things, securities subject to contractual restrictions on resale that hinder the marketability of the securities. Illiquid securities may trade at a discount from comparable, more liquid investments. There are no limitations on the Fund’s investments in illiquid Puerto Rico Obligations. The Fund may also continue to hold without limitation any securities that become illiquid subsequent to the Fund’s investment in them. Consequently, a majority of the Fund’s assets may consist of illiquid Puerto Rico Obligations. Illiquid Puerto Rico Obligations may include securities specifically structured by affiliates of the Fund or others as an investment for the Fund. The Fund may not be able to sell its illiquid securities when it would be advantageous to do so, or when it would be desirable to minimize losses, or when the Fund needs to raise cash to meet its obligations. The Fund could therefore be required to sell other investments to raise cash to meet its obligations, even when it may not be advantageous to do so. Depending on the level of the Fund’s investment in illiquid securities, the Fund may be unable to meet those obligations, which could have additional adverse consequences to the Fund and its Noteholders. Illiquid securities may also include certain of the derivative instruments in which the Fund may invest. The Fund does not intend to invest in illiquid securities other than illiquid Puerto Rico Obligations.

Derivatives Investments Risk. In order to attempt to hedge various portfolio positions or to enhance its return, the Fund may invest up to 5% of its assets in certain instruments which are or may be characterized as derivatives.

Derivatives instruments, because of their increased volatility and potential leveraging effect, may adversely affect the Fund investing in them. For example, investments in indexed securities, including, among other things, securities linked to equities or commodities indexes and inverse floating rate securities, may subject the Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal. Such investments, in effect, may also be leveraged, thereby magnifying the risk of loss. Even where such derivative investments are used for hedging purposes, there can be no assurance that the hedging transactions will be successful or will not result in losses (and those losses may exceed the percentage of the Fund’s assets actually invested in such instruments). For example, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates, which are the subject of the hedge. Investments in municipal derivatives may also be subject to the same risks as floating rate Municipal Obligations generally, risks of adverse tax determinations or, in the case of municipal derivatives used for hedging purposes, risks similar to those for other hedging strategies.

SEC Rule 18f-4. The SEC has adopted a new rule to regulate the use of derivatives by registered investment companies. The rule limits the ability of the Fund to invest or remain invested in covered call options, to the extent that covered call options are deemed to involve derivatives. From its compliance date going forward, the rule also will limit the Fund’s ability to utilize reverse repurchase agreements.

Preferred Stock Risk. Investments in preferred stock present certain special risks. One of them is that the issuers of preferred stock are not legally required to pay dividends when scheduled, even if they have sufficient funds to do so, and therefore these securities have greater payment risk than other securities in which the Fund may invest. In the case of cumulative preferred stock, missed dividends only have to be paid upon the liquidation of the company, and only after payment of the company’s creditors. In the case of non-cumulative preferred stock, missed dividends never have to be paid. However, the issuer is normally prohibited from paying dividends on its common stock unless all or some of its preferred dividends have been paid. Preferred stock is subordinated in right of payment to all other creditors of the issuer, and therefore is subject to greater credit risk than debt instruments. Also, holders of preferred stock usually have no voting rights, except in very limited circumstances. Shares of preferred stock may be substantially less liquid (they may have a more limited secondary market and may therefore be more difficult to sell) than other securities in which the Fund could invest, such as U.S. government securities. Shares of preferred stock are usually redeemable at the option of the issuer. As with any fixed income security, a redemption may negatively impact the return of the security to the holder.

Special Risks of Hedging Strategies. The Fund may use a variety of derivatives instruments including securities options, financials futures contracts, options on futures contracts and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio of assets and enhance its return. Successful use of most derivatives instruments depends upon the Investment Advisers’ ability to predict movements of the overall securities and interest rate markets. There can be no assurance that any particular hedging strategy adopted will succeed.

Transactions with Counterparties Risk.    The Fund may engage in swap and other financial transactions directly with other counterparties. This subjects the Fund to the credit risk that a counterparty will default on an obligation to the Fund. Such a risk contrasts with transactions done through exchange markets, wherein credit risk is reduced through the collection of variation margin and through the interposition of a clearing organization as the guarantor of all transactions. Clearing organizations transform the credit risk of individual counterparties into the more remote risk of the failure of the clearing organization.

Regulations Affecting Swap Agreements. The Dodd-Frank Wall Street Reform and Consumer Protection Act (Dodd-Frank), which effected substantial changes to the regulation of swap agreements, was enacted in 2010. Dodd-Frank required regulators, including the Commodity Futures Trading Commission (“CFTC”), to adopt regulations to implement many of the requirements of the legislation. The CFTC has adopted most of the required regulations. These regulations may have the effect of reducing liquidity and increasing costs in the swaps markets as well as affecting the structure of the markets in other ways. These regulatory changes have increased, and will continue to increase, the level of regulation of the swaps markets and market participants, and therefore the costs of transacting swap agreements. These changes require many swap agreements to be executed on regulated exchanges or trading platforms and cleared through regulated clearing houses. Swap dealers (as defined by the CFTC) are also required to be registered and are subject to various regulatory requirements, including, but not limited to, proposed capital requirements, new margin, recordkeeping and reporting requirements and various new business conduct requirements. These regulatory changes, and the resulting increased costs and regulatory oversight requirements, could result in swaps market participants being required to, or deciding to, limit their trading activities, which could cause reductions in market liquidity and increases in market volatility. In addition, transaction costs incurred by swaps market participants such as the Fund are likely to be higher than in the past, reflecting the costs of compliance with the regulations. These consequences could adversely affect the return on and value of the Notes.

Dollar Rolls Risk. Dollar rolls are investments in which the Fund would sell securities for delivery in the current month and simultaneously agree to repurchase a substantially similar security at a future date. Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.

When-Issued and Delayed Delivery Transactions Risk. The Fund may purchase securities on a when-issued basis and may purchase or sell those securities for delayed delivery. When-issued and delayed delivery transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure an advantageous yield or price. Securities purchased on a when-issued or delayed delivery basis may expose the Fund to counterparty risk of default as well as the risk that securities may experience fluctuations in value prior to their actual delivery. The Fund will not accrue income with respect to a when-issued or delayed delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the price or yield available in the market when the delivery takes place may not be as favorable as that obtained in the transaction itself.

Conflicts of Interest Risk. UBS Asset Managers and their affiliates have engaged and may engage, in business transactions with or related to any one of the issuers of the Fund’s investment assets, or with competitors of such issuers, as well as provide them with investment banking, asset management, trust, or advisory services, including merger and acquisition advisory services. These activities may present a conflict between any such affiliated party and the interests of the Fund. Any such affiliated party may also publish or may have published research reports on one or more of such issuers and may have expressed opinions or provided recommendations inconsistent with the purchasing or holding of the securities of such issuers. While the Fund has engaged in transactions with affiliates in the past, all transactions among Fund affiliates from the date of the Fund’s registration under the Investment Company Act going forward will be done in compliance with the Investment Company Act rules and prohibitions regarding affiliated transactions, or any exemptive relief granted by the SEC in respect thereof.

LEVERAGE PROGRAM

Issuance of Preferred Stock and Debt Securities. The Fund may increase amounts available for investment through the issuance of preferred stock, debt securities or other forms of leverage (“Senior Securities”). See “Investment Restrictions” in the SAI.

The Fund may only issue Senior Securities representing indebtedness to the extent that immediately after their issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 300% of the aggregate par value of all outstanding indebtedness issued by the Fund. The Fund may only issue Senior Securities representing preferred stock to the extent that immediately after any such issuance, the value of its total assets, less all the Fund’s liabilities and indebtedness that are not represented by Senior Securities being issued or already outstanding, is equal to or greater than the total of 200% of the aggregate par value of all outstanding preferred stock (not including any accumulated dividends or other distributions attributable to such preferred stock) issued by the Fund. This asset coverage requirement must also be met any time the Fund pays a dividend or makes any other distribution on its issued and outstanding shares of common stock or any preferred stock (other than a dividend or other distribution payable in additional common stock) as well as any time the Fund repurchases any common stock, in each case after giving effect to such repurchase of shares of common stock or issuance of preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 300% level or 200% level, as applicable. To the extent necessary, the Fund may purchase or redeem preferred stock, debt securities, or other forms of leverage in order to maintain asset coverage at the required 300% level or 200% level, as applicable.

The Fund, subject to the above percentage limitations, may also engage in certain additional borrowings from banks or other financial institutions through reverse repurchase agreements. In addition, the Fund may also borrow for temporary or emergency purposes, in an amount of up to an additional 5% of its total assets.

Use of leverage through the issuance of preferred stock, debt securities, and other similar forms of leverage, as well as borrowings through reverse repurchase agreements, is a speculative investment technique and involves increased risk for holders of the Fund’s securities. Short-term, medium-term, and long-term interest rates change from time to time as does their relationship to each other (i.e., the slope of the yield curve) depending upon such factors as supply and demand forces, monetary and tax policies, and investor expectations. Changes in any or all of such factors could cause the relationship between short-term, medium-term, and long-term rates to change (i.e., to flatten or to invert the slope of the yield curve) so that short-term and medium-term rates may substantially increase relative to the long-term obligations in which the Fund may be invested. Should the then-current dividend or interest rate, as the case may be, on any more senior preferred stock, debt securities, and other similar forms of leverage exceed the net return on the Fund’s assets purchased with the proceeds of the leverage, the Fund’s leveraged capital structure could present additional risks to the holders of its securities than if the Fund were not so leveraged. Nevertheless, the Investment Advisers may determine to maintain the Fund’s leveraged position if they deem such action to be appropriate under the circumstances.

Payments on preferred stock, debt securities, and other similar forms of leverage issued by the Fund for investment may be indexed to equity or other indices unrelated to the assets held by the Fund. While the Fund enters into hedging transactions to minimize the risks inherent in those transactions, no assurance can be given that those transactions are or will be successful. Accordingly, the effect of leverage in a declining market could adversely affect the Fund’s ability to make dividend payments and other distributions on its preferred stock, debt securities, and other forms of leverage. The issuance of any preferred stock, debt securities, and other similar forms of leverage entails certain costs and expenses, such as underwriting discounts, credit rating agency fees, legal and accounting fees, printing costs, and certain other ongoing expenses, such as administrative and accounting fees. These costs and expenses are borne by the Fund.

MANAGEMENT OF THE FUND

The Board

The overall management of the business and affairs of the Fund is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisers, administrator, custodian, and transfer agency, registrar, dividend disbursing agent and stockholder servicing agent. The day-to-day operations of the Fund are delegated to its officers and to [    ], in its capacity as administrator, subject to the Fund’s investment objective and policies and to general supervision by the Board.

Investment Advisory Services, Portfolio Management and Other Service Providers to the Fund

Investment Advisory and Administrative Services

Subject to the supervision of the Board, investment advisory services will be provided jointly to the Fund by the Investment Advisers, pursuant to separate investment advisory contracts by and among each Investment Adviser (the “Advisory Agreements”) and the Fund. PAM’s principal business address is Popular Center Building, North Tower, 4th Floor, 208 Ponce de León Avenue, San Juan, PR 00918. PAM is a limited liability company organized and having its principal office and place of business in Puerto Rico. As of [                    ], 2021, PAM serves as investment adviser or co-investment adviser to funds, including some of the funds advised or co-advised by UBS Asset Managers and PAM (the “Affiliated Funds”), with combined portfolio assets of approximately $[            ] billion. UBS Asset Managers’ principal business address is 250 Muñoz Rivera Avenue, 10th Floor, San Juan, Puerto Rico 00918. UBS Trust Company of Puerto Rico is a trust company registered under the Trust Companies Act of Puerto Rico. As of [                    ], 2021, UBS Asset Managers serves as investment adviser or co-investment adviser to funds, including the Affiliated Funds with combined portfolio assets of approximately $[            ] billion.

Pursuant to the Advisory Agreements, the Investment Advisers provide a complete and continuous investment program for the Fund and make investment decisions and place orders to buy, sell or hold particular securities and other investments. As compensation for their investment advisory services related to the Fund, each Investment Adviser receive an investment advisory fee from the Fund. This fee is payable monthly and is calculated on the basis of [0.75% of the average weekly net assets] plus the liquidation value of all outstanding debt securities of the Fund.

Pursuant to the Advisory Agreements, no Investment Adviser is liable for any loss, expense, cost, or liability arising out of any error in judgment or any action or omission, including any instruction given to the Fund’s custodian unless (i) such action or omission involved an officer, director, employee, or agent of an Investment Adviser, and (ii) such loss, expense, cost, or liability arises out of such Investment Adviser’s gross negligence, willful malfeasance, bad faith or reckless disregard of its duties. Each Investment Adviser may rely on any notice or communication (written or oral) reasonably believed by it to be genuine. These limitations shall not act to relieve each of the Investment Advisers from any responsibility or liability for any responsibility, obligation or duty that each of the Investment Advisers may have under state statutes, the laws of Puerto Rico, or any federal securities law which is not waivable.

Unless earlier terminated as described below, the Advisory Agreements are initially in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually by a vote of a majority of the Independent Directors. The Advisory Agreements provide that they will terminate automatically if assigned (as defined in the Investment Company Act). The Advisory Agreements also provide that they may be terminated without penalty (i) at any time by a unanimous vote of the Independent Directors, (ii) on 60 days’ written notice by an Investment Adviser or (iii) on 60 days’ written notice to an Investment Adviser by a vote of a majority of the outstanding voting securities of the Fund.

[The basis for the Board’s approval of the continuation of the Fund’s Advisory Agreement will be provided in annual or semi-annual reports to the common stockholders for the periods during which such continuations occur.]

Portfolio Management

Messrs. Leslie Highley, Jr. and Javier Rubio are jointly responsible for the execution of specific investment strategies and day-to-day investment operations of the Fund. Each of Messrs. Highley and Rubio manages the Fund using a team of analysts and portfolio managers. The day-to-day operation of the Fund and the execution of its specific investment strategies is the primary responsibility of Messrs. Highley and Rubio, the designated portfolio managers of the Fund (the “Portfolio Managers”).

Mr. Highley manages several funds and portfolios. Mr. Highley is a Co-President of the Fund and Managing Director of UBS Trust Company of Puerto Rico, the Fund’s co-investment adviser. Prior to joining UBS Trust Company, Mr. Highley was the President of Dean Witter Puerto Rico, Inc. since 1989. Prior thereto, he was Executive Vice President of the Government Development Bank for Puerto Rico. Mr. Highley began working in the financial industry [     ].

Mr. Rubio, manages several funds and portfolios. Mr. Rubio is a Co-President of the Fund and Senior Vice President of Banco Popular de Puerto Rico and Manager of Banco Popular de Puerto Rico’s Fiduciary Services Division since 2007. Mr. Rubio spent four years with Central Hispano International, Inc., an international banking entity in Puerto Rico, where he was an Executive Vice President. Prior to that, Mr. Rubio spent four years with the Investment Division of Banco Popular de Puerto Rico, where he was Second Vice President and Investment Portfolio Manager. Mr. Rubio began working in the financial industry [     ].

Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund is provided in the SAI. The SAI is available free of charge by calling (787) 751-5452 or by visiting the Fund’s website at www. [•].com. The information contained in, or that can be accessed through, the Fund’s website is not part of this prospectus or the SAI.]

The Administrator

Pursuant to an Administration Agreement between the Fund and [    ] and subject to the overall supervision of the Board, [    ] provides facilities and personnel to the Fund in the performance of certain services including the weekly determination of the Fund’s net asset value and net income. As compensation for its administration services to the Fund, [    ] receives an administration fee. This fee is payable monthly and is calculated on the basis of 0.15% of the average weekly [net] assets plus the liquidation value of all outstanding debt securities of the Fund.

Other Services

The Fund’s securities and cash are held under a custody agreement between the Fund and [    ], pursuant to which [    ] serves as custodian for the Fund. As compensation for its custody services, [    ] receives a fee as agreed from time to time with [    ] Fund. Such fee is at a rate customarily paid to other custodians for the provision of similar services.

Pursuant to the terms of a Transfer Agency, Registrar, and Shareholder Servicing Agreement between the Fund and [    ], [    ] is responsible for maintaining a register of the common stock and stockholders of record, as well as opening and maintaining stockholder accounts for the Fund. As compensation for its transfer agency, registrar, dividend disbursing and stockholder services, [ ] receives a fee as agreed from time to time with the Fund. Such fee is at a rate customarily paid to other transfer agents for the provision of similar services.

Expenses

[                ]

Affiliated Brokerage Commissions

[                ]

The Fund pays (or will pay) brokerage commissions to [    ].]

DESCRIPTION OF OUTSTANDING SECURITIES

As of [•], 2021, the Fund had total assets amounting to $[•] and [•] shares of Common Stock (par value $0.01 per share) outstanding. The following provides information about the Fund’s outstanding Securities as of [•], 2021:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common Stock	[•]	0	[•]
Short-Term Debt	[•]	0	[•]
Medium-Term Debt	[•]	0	[•]

Common Stock

The Fund is authorized to issue [•] million shares of Common Stock, $0.01 par value. The Board of Directors is further authorized to classify and reclassify any unissued shares of capital stock from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or terms and conditions of redemption of such shares by the Fund.

The Certificate of Incorporation of the Fund specifies that the Common Stock have no preemptive, conversion, exchange or redemption rights. Each share of Common Stock has equal voting, dividend, distribution, and liquidation rights. The outstanding Common Stock are fully paid and non-assessable. Stockholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the Common Stock can elect 100% of the directors then nominated for election if they choose to do so, and in such event, the holders of the remaining Common Stock will not be able to elect any directors.

The Fund may in the future make additional offerings of Common Stock. Any additional offerings, if made, will require approval of its Board of Directors.

[Senior Securities

The following provides information about the Fund’s outstanding senior securities as of the end of the last [    ] fiscal years:

[•]]

VALUATION OF THE FUND’S ASSETS

The Fund’s assets are valued by the [Administrator] on at least a weekly basis, with the assistance of the Investment Advisers, in good faith and under the supervision of the Board, based upon valuations provided by independent pricing services approved by the Board, when available. In arriving at their valuation, such independent pricing sources may use both a grid matrix of securities values as well as the evaluations of their staff. The valuations in either case are based on information concerning actual market transactions and quotations from dealers or a grid matrix performed by an outside vendor that reviews certain market and security factors to arrive at a bid price for a specific security. Certain Puerto Rico obligations have a limited number of market participants and thus, might not have a readily ascertainable market value and may have periods of illiquidity. Securities for which quotations are not readily available from any source, are valued at fair value by or under the direction of the Investment Advisers utilizing market quotations and other information concerning similar securities obtained from recognized dealers. The Investment Advisers can override any price that it believes is not consistent with market conditions. [The Investment Advisers have also established a Valuation Committee (“the Committee”) which is responsible for overseeing the pricing and valuation of all securities held by the Fund.] The Committee operates under pricing and valuation policies and procedures established by the Investment Advisers and approved by the Board. The policies and procedures set forth the mechanisms and processes to be employed on a weekly basis related to the valuation of portfolio securities with the purpose of determining the net asset value of the Fund’s assets. The Committee reports to the Board on a regular basis.

The market value of the Fund’s investments will depend on a variety of factors, including general municipal and fixed income security market conditions, the financial condition of the issuer, the size of the particular offering, the maturity, credit quality and rating of the issue, and changes in, and expectations regarding changes in, interest rates and income tax rates.

The net asset value of the Fund’s shares of common stock is calculated by the Administrator on at least a weekly basis. The net asset value per share of common stock is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received and earned discount) minus all liabilities (including accrued expenses) by the total number of shares of common stock outstanding at such time.

TAXATION

[THIS SECTION IS NOT TO BE CONSTRUED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. PROSPECTIVE INVESTORS IN THE NOTES ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS, INCLUDING THE APPLICATION AND EFFECT OF OTHER TAX LAWS AND ANY POSSIBLE CHANGES IN THE TAX LAW AFTER THE DATE OF THIS PROSPECTUS.

The following discussion is a summary of the material Puerto Rico and United States federal income tax considerations that may be relevant to prospective investors in the Notes. The discussion in connection with the Puerto Rico income tax considerations is based on the current provisions of the Puerto Rico Internal Revenue Code of 2011, as amended (the “2011 P.R. Code”) and the regulations promulgated or applicable thereunder (the “P.R. Code Regulations”) issued by the Puerto Rico Treasury Department (the “PR Treasury”). The Puerto Rico income tax discussion is not intended to taxpayers that elected to determine their income tax liability and file their tax returns pursuant to the Puerto Rico Internal Revenue Code of 1994, as amended, (the “1994 P.R. Code”) for taxable years 2011 through 2015 (known as “Option 94 Election”) as allowed by the 2011 P.R. Code. If you are a taxpayer with an Option 94 Election, you should consult your tax advisor regarding the tax consequences of an investment in the Notes.

The United States federal income tax discussion is based on the current provisions of the United States Internal Revenue Code of 1986, as amended (the “U.S. Code”), and the regulations promulgated thereunder (the “U.S. Code Regulations”), any of which could be retroactively changed at any time and any such revocation could significantly modify the statements and opinions expressed herein. This discussion assumes that the Noteholders will be (a) bona fide residents of Puerto Rico (as determined under Section 937(a) of the U.S. Code and Treasury Regulation Section 1.937-1) (“Puerto Rico Individuals”) during the entire time the Puerto Rico Individuals own the Notes (b) corporations and other businesses organizations organized under the laws of Puerto Rico and whose principal office and place of business are in Puerto Rico (“Puerto Rico Entities”) or (c) United States holders (as defined below). For purposes of U.S. and Puerto Rico income taxes, securities and commodities in the hands of a securities dealer may be considered inventory property if the securities are purchased for resale to the dealers’ customers, or as investments if the securities are purchased for the dealer’s own account. In the case of the securities purchased for resale, gains or losses recognized on the sale are treated and taxed as ordinary income because it is income produced in the ordinary course of business of the dealer. The U.S. federal income tax consequences of a Noteholder that does not satisfy the assumptions described in the preceding sentence may differ from those described in the “United States Taxation” section below, and any such Noteholder should consult its tax advisers with respect to the tax consequences of owning and disposing of a Note.

This discussion does not purport to deal with all aspects of Puerto Rico and United States federal income taxation that may be relevant to other types of investors in the Notes, particular investors in light of their investment circumstances, or to certain types of investors subject to special treatment under the 2011 P.R. Code or the U.S. Code (e.g., financial institutions, insurance companies, tax-exempt organizations, “controlled foreign corporations” or “passive foreign investment companies”).

The existing provisions of the statutes, regulations, judicial decisions, and administrative pronouncements on which this discussion is based are subject to change (even with retroactive effect).

Puerto Rico Taxation

Based on the foregoing and subject to the qualifications set forth herein, interest on the Notes received or accrued during a taxable year by a Puerto Rico Individual or a Puerto Rico Entity will be exempt from Puerto Rico income taxes imposed by the 2011 P.R. Code, provided that

(i) the Fund is exempt from Puerto Rico income tax pursuant to the provisions of Section 1112.01 of the 2011 P.R. Code for each taxable year on which interest is paid or payable on the Notes, (ii) the interest is attributable to income derived by the Fund during the taxable year that is totally exempt from Puerto Rico income taxes under any provision of the 2011 P.R. Code (other than by virtue of Section 1112.01 thereto) (“Exempt Income”), and (iii) the total amount of exempt interest paid by the Fund during a taxable year is not greater than the excess of the Exempt Income received or accrued by the Fund prior to any date on which exempt interest is paid over the sum of (a) ”Exempt Dividends” (as defined in Section 1112.01 of the 2011 P.R. Code) distributed by the Fund during the taxable year and prior to such date, and (b) exempt interest paid by the Fund during the taxable year and prior to such date.

Interest on the Notes that is not designated by the Fund as exempt interest (“Taxable Interest”) will be subject to a 10% withholding tax unless the Noteholder elects not to be subject to the 10% withholding tax. If the interest on the Notes is Taxable Interest and is not otherwise subject to the 10% withholding tax, it will be subject to tax at the ordinary income tax rates. The maximum ordinary income tax rate under the 2011 P.R. Code is 33% for individuals and 39% for corporations. In addition, Taxable Interest may be subject to the alternate basic tax (“ABT”) in the case of Puerto Rico Individuals or the alternative minimum tax (“AMT”) in the case of Puerto Rico Entities. In general, the Puerto Rico Individuals and the Puerto Rico Entities must pay the ABT or AMT, as applicable, to the extent such tax exceeds the applicable regular income tax imposed by the 2011 P.R. You should consult your tax advisor regarding the application of the ABT and AMT in connection with an investment in the Notes.

The 2011 P.R. Code contains various provisions disallowing a deduction for expenses incurred by a taxpayer that are directly or indirectly attributable or allocable to interest that is exempt from Puerto Rico income tax. These provisions would be applicable to exempt interest on the Notes received by a Noteholder.

The 2011 P.R. Code does not provide any rules with respect to the treatment that applies to the excess of the “principal” amount due at maturity of a Note. This difference is generally referred to as “original issue discount” or “OID.” Under the current administrative practice followed by the PR Treasury, original issue discount is treated as interest.

Payment of Notes at maturity. In general, no gain or loss shall be recognized by a Noteholder upon the payment of a Note at maturity if the basis of such Note in the hands of the Noteholder is equal to the sum of the amount of cash and fair market value of any property paid by the Fund to the Noteholder as payment of the principal amount of the Note. If the basis of a Note in the hands of the Noteholder exceeds the sum of the amount of cash and the fair market value of any property paid by the Fund to the Noteholder as payment of the principal amount of the Note, then any such excess shall be treated by the Noteholder as a short term or long term capital loss, provided the Note is a capital asset in the hands of the Noteholder and depending on whether the Note has been held by the Noteholder for more than six months.

If the basis of the Note in the hands of the Noteholder is less than the sum of the amount of cash and the fair market value of any property paid by the Fund to the Noteholder as payment of the principal amount of the Note, then any such difference shall be treated by the Noteholder as a short term or long term capital gain, provided the Note is a capital asset in the hands of the Noteholder and depending on whether the Note has been held by the Noteholder for more than one year period.

United States Taxation

Treatment of the Fund. For purposes of the U.S. Code, the Fund is treated as a foreign corporation. Based on certain representations made by the Fund, it should not be treated as engaged in a trade or business within the United States for purposes of the U.S. Code. However, if it is determined that the Fund is engaged in a trade or business within the United States for purposes of the U.S. Code, and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to the regular U.S. corporate income tax on its effectively connected taxable income, and possibly to a 30% branch profits tax and state and local taxes as well. In addition, U.S. source interest income on certain debt obligations owned by the Fund that fall outside the portfolio interest exception generally will be subject to a 30% U.S. withholding tax. The imposition of a U.S. corporate income tax the Fund or a U.S. withholding tax on interest payments to the Fund could materially adversely affect the Fund’s ability to make payments on the Notes.

Treatment of the Notes. Upon issuance of the Notes, the Notes are expected to be treated as indebtedness for purposes of the U.S. Code.

The status of the Fund as a foreign corporation for purposes of the U.S. Code is relevant in determining the source of income of payments made by the Fund on the Notes that are treated as interest for purposes of the U.S. Code. The source of income of these payments is determined by examining a number of requirements, including a requirement that they are not treated as paid by a trade or business conducted by the Fund outside of Puerto Rico, as such determination is made under Section 884(f)(1)(A) of the U.S. Code and the U.S. Code Regulations issued thereunder. Based on certain representations made by the Fund, it should not be treated as engaged in the conduct of a trade or business outside Puerto Rico and, therefore, payments made by the Fund that are treated as interest for purposes of the U.S. Code should meet the above described requirement, provided that the conduit rules described in “Conduit Arrangements” below are inapplicable.

United States Taxation of Puerto Rico Individuals and Puerto Rico Entities

Puerto Rico Individuals. Based on the provisions of the U.S. Code and the U.S. Code Regulations, paid or accrued interest on the Notes derived by a Puerto Rico Individual will constitute gross income from sources within Puerto Rico, and therefore will be excludable from gross income for purposes of the U.S. Code under Section 933 thereof, provided that (i) the conduit rules described in “Conduit Arrangements” below are inapplicable and (ii) the paid or accrued interest on the Notes is not effectively connected with the conduct of a trade or business within the United States by such Puerto Rico Individual.

In general, any gain from the sale, exchange, redemption, retirement or other taxable disposition of the Notes by a Puerto Rico Individual should not be subject to U.S. federal income tax, provided that the Notes are not effectively connected with the conduct of a trade or business within the United States by such Puerto Rico Individual.

Puerto Rico Entities. Paid or accrued interest on the Notes derived by a Puerto Rico Entity will not be subject to taxation under the U.S. Code, provided that (i) such Puerto Rico Entity is not treated as a domestic corporation for purposes of the U.S. Code; and (ii) paid and accrued interest on the Notes is not effectively connected with the conduct of a trade or business in the United States by such Puerto Rico Entity.

In general, any gain from the sale, exchange, redemption, retirement or other taxable disposition of the Notes by a Puerto Rico Entity should not be subject to U.S. federal income tax, provided that (i) such Puerto Rico Entity is not treated as a domestic corporation for purposes of the U.S. Code and (ii) the Notes are not effectively connected with the conduct of a trade or business within the United States by such Puerto Rico Entity.

Puerto Rico Entities that are treated as partnerships for purposes of the U.S. Code are subject to special rules which, in general, require a partner to report its distributive share of the income or gain generated by the Puerto Rico Entity and to determine the tax consequences under the U.S. Code of such amounts based on such treatment. The U.S. Code provides special rules for Puerto Rico Entities that are “controlled foreign corporations,” “personal holding companies” or “passive foreign investment companies.”

Conduit Arrangement. Puerto Rico Individuals and Puerto Rico Entities should note that the U.S. Code Regulations under Section 937(b) of the U.S. Code provide an exception to the general source of income rules that apply by establishing an exception for income derived in “conduit arrangements.” Under the rules of the regulations, income that is otherwise treated as income from sources within Puerto Rico under the general source of income rules is treated as income from sources outside Puerto Rico and not excludable from gross income under Section 933 of the U.S. Code if it consists of income derived in a “conduit arrangement.” In general, the regulations describe a “conduit arrangement” as one in which pursuant to a plan or arrangement income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a like kind) to a third person in exchange for one or more payments constituting income from sources within the United States. Based on the current language of the regulations and the guidance offered therein, an investment in the Notes is not expected to be the type of transaction intended to be covered by these rules, and therefore, paid and accrued interest on the Notes is expected to be treated as income from sources within Puerto Rico. The Fund does not plan to obtain a ruling from the IRS with respect to the U.S. federal income tax treatment of an investment in the Notes, and no assurance can be given that the IRS or the U.S. courts will agree with the tax treatment described herein. Accordingly, Puerto Rico Individuals and Puerto Rico Entities may want to seek the advice of their own tax advisors.

United States Taxation of United States Holders

This summary does not cover all of the possible tax consequences relating to the ownership of the Notes and the receipt of interest thereon, and it is not intended as tax advice to any person. In addition, this summary does not address every single type of Note that may be issued by the Fund. This summary is based on the U.S. Code, its legislative history, existing and proposed regulations under the U.S. Code, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. This summary addresses only United States holders who hold the Notes as capital assets, and does not address any special classes of holders of the Notes. In addition, this section deals only with Notes that are due to mature 30 years or less from the date on which they are issued and does not deal with Notes that are subject to the special rules governing contingent payment debt instruments under the U.S. Code and Code Regulations. Please consult your own tax advisor concerning the consequences of owning these Notes in your particular circumstances under the U.S. Code and the laws of any other taxing jurisdiction.

This section describes the tax consequences to a United States holder. You are a United States holder if you are a beneficial owner of a Note and you are, for United States federal income tax purposes:

•	a citizen or resident of the United States (but not including a Puerto Rico Individual),

•	a domestic corporation (including an entity treated as a domestic corporation for United States federal income tax purposes),

•	an estate whose income is subject to United States federal income tax regardless of its source, or

•

a trust if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust.

If an entity or arrangement that is treated as a partnership for United States federal income tax purposes holds the Notes, the United States federal income tax treatment of a partner will generally depend on the status of the partner and the tax treatment of the partnership. A partner in a partnership holding the Notes should consult its tax advisor with regard to the United States federal income tax treatment of an investment in the Notes.

Payments of interest. Except as described below in the case of interest on a discount Note that is not qualified stated interest, each as defined below under “—Original issue discount—General”, you will be taxed on any interest on your Note, whether payable in U.S. dollars or a foreign currency, including a composite currency or basket of currencies other than U.S. dollars, as ordinary income at the time you receive the interest or when it accrues, depending on your method of accounting for tax purposes.

Interest paid by Fund on the Notes and original issue discount, if any, accrued with respect to the Notes (as described below under “—Original issue discount”) and any additional amounts paid with respect to withholding tax on the Notes, including withholding tax on payments of such additional amounts is generally income from sources outside the United States subject to the rules regarding the foreign tax credit allowable to a United States holder. Under the foreign tax credit rules, interest, original issue discount and additional amounts will generally be “passive category” income which is treated separately from other types of income for purposes of computing the foreign tax credit.

Cash Basis Taxpayers. If you are a taxpayer that uses the cash receipts and disbursements method of accounting for tax purposes and you receive an interest payment that is denominated in, or determined by reference to, a foreign currency, you would recognize income equal to the U.S. dollar value of the interest payment, based on the exchange rate in effect on the date of receipt, regardless of whether you actually convert the payment into U.S. dollars.

Accrual Basis Taxpayers. If you are a taxpayer that uses an accrual method of accounting for tax purposes, you may determine the amount of income that you recognize with respect to an interest payment denominated in, or determined by reference to, a foreign currency by using one of two methods. Under the first method, you will determine the amount of income accrued based on the average exchange rate in effect during the interest accrual period or, with respect to an accrual period that spans two taxable years, that part of the period within the taxable year.

If you elect the second method, you would determine the amount of income accrued on the basis of the exchange rate in effect on the last day of the accrual period, or, in the case of an accrual period that spans two taxable years, the exchange rate in effect on the last day of the part of the period within the taxable year. Additionally, under this second method, if you receive a payment of interest within five business days of the last day of your accrual period or taxable year, you may instead translate the interest accrued into U.S. dollars at the exchange rate in effect on the day that you actually receive the interest payment. If you elect the second method it will apply to all debt instruments that you hold at the beginning of the first taxable year to which the election applies and to all debt instruments that you subsequently acquire. You may not revoke this election without the consent of the IRS.

When you actually receive an interest payment, including a payment attributable to accrued but unpaid interest upon the sale or retirement of your Note, denominated in, or determined by reference to, a foreign currency for which you accrued an amount of income, you may be required to recognize foreign currency gain or loss. Foreign currency gain or loss is ordinary income or loss (which will not be treated as interest income or expense) measured by the difference, if any, between the U.S. dollar value of the foreign currency payment you receive (determined based on the exchange rate on the date the payment is received) in respect of the accrual period and the U.S. dollar value of interest income that you accrued during the accrual period (as determined above). Foreign currency gain or loss must be recognized regardless of whether you actually convert the payment into U.S. dollars.

Original issue discount

General. If you own a Note, other than a short-term Note with a term of one year or less, it will be treated as a discount Note issued at an original issue discount if the amount by which the Note’s stated redemption price at maturity exceeds its issue price is more than a de minimis amount. Generally, a Note’s issue price will be the first price at which a substantial amount of Notes included in the issue of which the Note is a part is sold to persons other than bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents, or wholesalers. A Note’s stated redemption price at maturity is the total of all payments provided by the Note that are not payments of qualified stated interest. Generally, an interest payment on a Note is qualified stated interest if it is one of a series of stated interest payments on a Note that are unconditionally payable at least annually at a single fixed rate, with certain exceptions for lower rates paid during some periods, applied to the outstanding principal amount of the Note. There are special rules for variable rate Notes that are discussed under “—Variable Rate Notes”.

In general, your Note is not a discount Note if the amount by which its stated redemption price at maturity exceeds its issue price is less than the de minimis amount of 1/4 of 1 percent of its stated redemption price at maturity multiplied by the number of complete years to its maturity. Your Note will have de minimis original issue discount if the amount of the excess is less than the de minimis amount. If your Note has de minimis original issue discount, you must include the de minimis amount in income as stated principal payments are made on the Note, unless you make the election described below under “—Election to Treat All Interest as Original Issue Discount”. You can determine the includible amount with respect to each such payment by multiplying the total amount of your Note’s de minimis original issue discount by a fraction equal to:

•	the amount of the principal payment made

divided by:

•	the stated principal amount of the Note.

Generally, if your discount Note matures more than one year from its date of issue, you must include original issue discount, or OID, in income before you receive cash attributable to that income. The amount of OID that you must include in income is calculated using a constant-yield method, and generally you will include increasingly greater amounts of OID in income over the life of your Note. More specifically, you can calculate the amount of OID that you must include in income by adding the daily portions of OID with respect to your discount Note for each day during the taxable year or portion of the taxable year that you hold your discount Note. You can determine the daily portion by allocating to each day in any accrual period a pro rata portion of the OID allocable to that accrual period. You may select an accrual period of any length with respect to your discount Note and you may vary the length of each accrual period over the term of your discount Note. However, no accrual period may be longer than one year and each scheduled payment of interest or principal on the discount Note must occur on either the first or final day of an accrual period.

You can determine the amount of OID allocable to an accrual period by:

•	multiplying your discount Note’s adjusted issue price at the beginning of the accrual period by your Note’s yield to maturity, and then

•	subtracting from this figure the sum of the payments of qualified stated interest on your Note allocable to the accrual period.

You must determine the discount Note’s yield to maturity on the basis of compounding at the close of each accrual period and adjusting for the length of each accrual period. Further, you determine your discount Note’s adjusted issue price at the beginning of any accrual period by:

•	adding your discount Note’s issue price and any accrued OID for each prior accrual period, and then

•	subtracting any payments previously made on your discount Note that were not qualified stated interest payments.

If an interval between payments of qualified stated interest on your discount Note contains more than one accrual period, then, when you determine the amount of OID allocable to an accrual period, you must allocate the amount of qualified stated interest payable at the end of the interval, including any qualified stated interest that is payable on the first day of the accrual period immediately following the interval, pro rata to each accrual period in the interval based on their relative lengths. In addition, you would increase the adjusted issue price at the beginning of each accrual period in the interval by the amount of any qualified stated interest that has accrued prior to the first day of the accrual period but that is not payable until the end of the interval. You may compute the amount of OID allocable to an initial short accrual period by using any reasonable method if all other accrual periods, other than a final short accrual period, are of equal length.

The amount of OID allocable to the final accrual period is equal to the difference between:

•	the amount payable at the maturity of your Note, other than any payment of qualified stated interest, and

•	your Note’s adjusted issue price as of the beginning of the final accrual period.

Acquisition Premium. If you purchase your Note for an amount that is less than or equal to the sum of all amounts, other than qualified stated interest, payable on your Note after the purchase date but is greater than the amount of your Note’s adjusted issue price, as determined above under “—General”, the excess is acquisition premium. If you do not make the election described below under “—Election to Treat All Interest as Original Issue Discount”, then you must reduce the daily portions of OID by a fraction equal to:

•	the excess of your adjusted basis in the Note immediately after purchase over the adjusted issue price of the Note divided by:

•	the excess of the sum of all amounts payable, other than qualified stated interest, on the Note after the purchase date over the Note’s adjusted issue price.

Pre-Issuance Accrued Interest. An election may be made to decrease the issue price of your Note by the amount of pre-issuance accrued interest if:

•	a portion of the initial purchase price of your Note is attributable to pre-issuance accrued interest (i.e., interest that has accrued prior to the issue date),

•	the first stated interest payment on your Note is to be made within one year of your Note’s issue date, and

•	the payment will equal or exceed the amount of pre-issuance accrued interest.

If this election is made, a portion of the first stated interest payment will be treated as a return of the excluded pre-issuance accrued interest and not as an amount payable on your Note.

Notes Subject to Contingencies Including Optional Redemption. Your Note is subject to a contingency if it provides for an alternative payment schedule or schedules applicable upon the occurrence of a contingency or contingencies, other than a remote or incidental contingency, whether such contingency relates to payments of interest or of principal. In such a case, you must determine the yield and maturity of your Note by assuming that the payments will be made according to the payment schedule most likely to occur if:

•	the timing and amounts of the payments that comprise each payment schedule are known as of the issue date and

•	one of such schedules is significantly more likely than not to occur.

If there is no single payment schedule that is significantly more likely than not to occur, other than because of a mandatory sinking fund, you must include income on your Note in accordance with the general rules that govern contingent payment obligations. You should also consult your tax advisor about the tax consequences of investing in a Note that is subject to the rules that govern contingent payment obligations under the U.S. Code.

Notwithstanding the general rules for determining yield and maturity, if your Note is subject to contingencies, and we have an unconditional option or options that, if exercised, would require payments to be made on the Note under an alternative payment schedule or schedules, then we will be deemed to exercise or not exercise an option or combination of options in the manner that minimizes the yield on your Note.

If a contingency, including the exercise of an option, actually occurs or does not occur contrary to an assumption made according to the above rules then, except to the extent that a portion of your Note is repaid as a result of this change in circumstances and solely to determine the amount and accrual of OID, you must redetermine the yield and maturity of your Note by treating your Note as having been retired and reissued on the date of the change in circumstances for an amount equal to your Note’s adjusted issue price on that date.

Election to Treat All Interest as Original Issue Discount. You may elect to include in gross income all interest that accrues on your Note using the constant-yield method described above under “—General”, with the modifications described below. For purposes of this election, interest will include stated interest, OID, de minimis original issue discount, market discount, de minimis market discount and unstated interest, as adjusted by any amortizable bond premium, described below under “—Notes purchased at a premium,” or acquisition premium.

If you make this election for your Note, then, when you apply the constant-yield method:

•	the issue price of your Note will equal your cost,

•	the issue date of your Note will be the date you acquired it, and

•	no payments on your Note will be treated as payments of qualified stated interest.

Generally, this election will apply only to the Note for which you make it; however, if the Note has amortizable bond premium, you will be deemed to have made an election to apply amortizable bond premium against interest for all debt instruments with amortizable bond premium, other than debt instruments the interest on which is excludible from gross income, that you hold as of the beginning of the taxable year to which the election applies or any taxable year thereafter. Additionally, if you make this election for a market discount Note, you will be treated as having made the election discussed below under “—Market discount” to include market discount in income currently over the life of all debt instruments having market discount that you acquire on or after the first day of the first taxable year to which the election applies. You may not revoke any election to apply the constant-yield method to all interest on a Note or the deemed elections with respect to amortizable bond premium or market discount Notes without the consent of the IRS.

Variable Rate Notes. Your Note will be a variable rate Note if:

•	your Note’s issue price does not exceed the total noncontingent principal payments by more than the lesser of:

1.	.015 multiplied by the product of the total noncontingent principal payments and the number of complete years to maturity from the issue date, or

2.	15 percent of the total noncontingent principal payments; and

•	your Note provides for stated interest, compounded or paid at least annually, only at:

1.	one or more qualified floating rates,

2.	a single fixed rate and one or more qualified floating rates,

3.	a single objective rate, or

4.	a single fixed rate and a single objective rate that is a qualified inverse floating rate; and

•

the value of any variable rate on any date during the term of your Note is set no earlier than three months prior to the first day on which that value is in effect and no later than one year following that first day.

Your Note will have a variable rate that is a qualified floating rate if:

•	variations in the value of the rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds in the currency in which your Note is denominated; or

•	the rate is equal to such a rate either:

1.	multiplied by a fixed multiple that is greater than 0.65 but not more than 1.35 or

2.	multiplied by a fixed multiple greater than 0.65 but not more than 1.35, and then increased or decreased by a fixed rate.

If your Note provides for two or more qualified floating rates that are within 0.25 percentage points of each other on the issue date or can reasonably be expected to have approximately the same values throughout the term of the Note, the qualified floating rates together constitute a single qualified floating rate.

Your Note will not have a qualified floating rate, however, if the rate is subject to certain restrictions (including caps, floors, governors, or other similar restrictions) unless such restrictions are caps, floors or governors that are fixed throughout the term of the Note or such restrictions are not reasonably expected to significantly affect the yield on the Note.

Your Note will have a variable rate that is a single objective rate if:

•	the rate is not a qualified floating rate, and

•

the rate is determined using a single, fixed formula that is based on objective financial or economic information that is not within the control of or unique to the circumstances of the issuer or a related party.

Your Note will not have a variable rate that is an objective rate, however, if it is reasonably expected that the average value of the rate during the first half of your Note’s term will be either significantly less than or significantly greater than the average value of the rate during the final half of your Note’s term.

An objective rate as described above is a qualified inverse floating rate if:

•	the rate is equal to a fixed rate minus a qualified floating rate and

•	the variations in the rate can reasonably be expected to inversely reflect contemporaneous variations in the cost of newly borrowed funds.

Your Note will also have a single qualified floating rate or an objective rate if interest on your Note is stated at a fixed rate for an initial period of one year or less followed by either a qualified floating rate or an objective rate for a subsequent period, and either:

•	the fixed rate and the qualified floating rate or objective rate have values on the issue date of the Note that do not differ by more than 0.25 percentage points or

•	the value of the qualified floating rate or objective rate is intended to approximate the fixed rate.

In general, if your variable rate Note provides for stated interest at a single qualified floating rate or objective rate, or one of those rates after a single fixed rate for an initial period of one year or less meeting one of the two requirements described above, all stated interest on your Note is qualified stated interest. In this case, the amount of OID, if any, is determined by using, in the case of a qualified floating rate or qualified inverse floating rate, the value as of the issue date of the qualified floating rate or qualified inverse floating rate, or, for any other objective rate, a fixed rate that reflects the yield reasonably expected for your Note.

If your variable rate Note does not provide for stated interest at a single qualified floating rate or a single objective rate, and also does not provide for interest payable at a fixed rate other than a single fixed rate for an initial period of one year or less meeting one of the two requirements described above, you generally would determine the interest and OID accruals on your Note by:

•	determining a fixed rate substitute for each variable rate provided under your variable rate Note,

•	constructing the equivalent fixed rate debt instrument, using the fixed rate substitute described above,

•	determining the amount of qualified stated interest and OID with respect to the equivalent fixed rate debt instrument, and

•	adjusting for actual variable rates during the applicable accrual period.

When you determine the fixed rate substitute for each variable rate provided under the variable rate Note, you generally will use the value of each variable rate as of the issue date or, for an objective rate that is not a qualified inverse floating rate, a rate that reflects the reasonably expected yield on your Note.

If your variable rate Note provides for stated interest either at one or more qualified floating rates or at a qualified inverse floating rate, and also provides for stated interest at a single fixed rate other than at a single fixed rate for an initial period of one year or less meeting one of the two requirements described above, you generally would determine interest and OID accruals by using the method described in the previous paragraph. However, your variable rate Note will be treated, for purposes of the first three steps of the determination, as if your Note had provided for a qualified floating rate, or a qualified inverse floating rate, rather than the fixed rate. The qualified floating rate, or qualified inverse floating rate, that replaces the fixed rate must be such that the fair market value of your variable rate Note as of the issue date approximates the fair market value of an otherwise identical debt instrument that provides for the qualified floating rate, or qualified inverse floating rate, rather than the fixed rate.

Short-Term Notes. In general, if you are an individual or other cash basis United States holder of a short-term Note (i.e., a Note with a maturity of one year or less), you are not required to accrue OID, as specially defined below for the purposes of this paragraph, for United States federal income tax purposes unless you elect to do so (although it is possible that you may be required to include any stated interest in income as you receive it). If you are an accrual basis taxpayer, a taxpayer in a special class, including, but not limited to, a regulated investment company, common trust fund, or a certain type of pass-through entity, or a cash basis taxpayer who so elects, you will be required to accrue OID on short-term Notes on either a straight-line basis or under the constant-yield method, based on daily compounding. If you are not required and do not elect to include OID in income currently, any gain you realize on the sale or retirement of your short-term Note will be ordinary income to the extent of the accrued OID, which will be determined on a straight-line basis unless you make an election to accrue the OID under the constant-yield method, through the date of sale or retirement. However, if you are not required and do not elect to accrue OID on your short-term Notes, you will be required to defer deductions for interest on borrowings allocable to your short-term Notes in an amount not exceeding the deferred income until the deferred income is realized.

When you determine the amount of OID subject to these rules, you must include all interest payments on your short-term Note, including stated interest, in your short-term Note’s stated redemption price at maturity.

Foreign Currency Discount Notes. If your discount Note is denominated in, or determined by reference to, a foreign currency, you must determine OID for any accrual period on your discount Note in the foreign currency and then translate the amount of OID into U.S. dollars in the same manner as stated interest accrued by an accrual basis United States holder, as described under “—United States federal income taxation—Payments of interest”. You may recognize foreign currency gain or loss, which will be ordinary income or loss, when you receive an amount attributable to OID in connection with a payment of interest or the sale or retirement of your Note.

Market discount

You will be treated as if you purchased your Note, other than a short-term Note, at a market discount, and your Note will be a market discount Note if:

•	you purchase your Note for less than its issue price as determined above under “—Original issue discount—General” and

•

the difference between the Note’s stated redemption price at maturity or, in the case of a discount Note, the Note’s revised issue price, and the price you paid for your Note is equal to or greater than 1/4 of 1 percent of your Note’s stated redemption price at maturity multiplied by the number of complete years to the Note’s maturity. To determine the revised issue price of your Note for these purposes, you generally add any OID that has accrued on your Note to its issue price.

If your Note’s stated redemption price at maturity or, in the case of a discount Note, its revised issue price, exceeds the price you paid for the Note by less than 1/4 of 1 percent of the Note’s stated redemption price at maturity multiplied by the number of complete years to the Note’s maturity, the excess constitutes de minimis market discount, and the rules discussed below are not applicable to you.

You must treat any gain you recognize on the maturity or disposition of your market discount Note as ordinary income to the extent of the accrued market discount on your Note not previously included in income. Alternatively, you may elect to include market discount in income currently over the life of your Note. If you make this election, it will apply to all debt instruments with market discount that you acquire on or after the first day of the first taxable year to which the election applies. You may not revoke this election without the consent of the IRS. If you own a market discount Note and do not make this election, you will generally be required to defer deductions for interest on borrowings allocable to your Note in an amount not exceeding the accrued market discount on your Note until the maturity or disposition of your Note.

If you own a market discount Note, the market discount would accrue on a straight-line basis unless you elect to accrue market discount using a constant-yield method. If you make this election, it will apply only to the Note with respect to which it is made and you may not revoke it. You would, however, not include accrued market discount in income unless you elect to do so as described above.

Notes purchased at a premium

If you purchase your Note for an amount in excess of its principal amount (or, in the case of a discount note, in excess of the sum of all amounts payable on the Note after the acquisition date (other than payments of qualified stated interest)), you may elect to treat the excess as amortizable bond premium. If you make this election, you will reduce the amount required to be included in your income each accrual period with respect to interest on your Note by the amount of amortizable bond premium allocable to that accrual period, based on your Note’s yield to maturity.

If the amortizable bond premium allocable to an accrual period exceeds your interest income from your Note for such accrual period, such excess is first allowed as a deduction to the extent of interest included in your income in respect of the Note in previous accrual periods and is then carried forward to your next accrual period. If the amortizable bond premium allocable and carried forward to the accrual period in which your Note is sold, retired or otherwise disposed of exceeds your interest income for such accrual period, you would be allowed an ordinary deduction equal to such excess.

If your Note is denominated in, or determined by reference to, a foreign currency, you will compute your amortizable bond premium in units of the foreign currency and your amortizable bond premium will reduce your interest income in units of the foreign currency. Gain or loss recognized that is attributable to changes in exchange rates between the time your amortized bond premium offsets interest income and the time of the acquisition of your Note is generally foreign currency gain or loss taxable as ordinary income or loss.

If you make an election to amortize bond premium, it will apply to all debt instruments, other than debt instruments the interest on which is excludible from gross income, that you hold at the beginning of the first taxable year to which the election applies or that you thereafter acquire, and you may not revoke it without the consent of the IRS. See also “—Original issue discount—Election to Treat All Interest as Original Issue Discount”.

Purchase, sale and retirement of the Notes

Your tax basis in your Note will generally be the U.S. dollar cost, as defined below, of your Note, adjusted by:

•	adding any OID or market discount previously included in income with respect to your Note, and then

•

subtracting any payments on your Note that are not qualified stated interest payments and any amortizable bond premium to the extent that such premium either reduced interest income on your Note or gave rise to a deduction on your Note.

If you purchase your Note with foreign currency, the U.S. dollar cost of your Note will generally be the U.S. dollar value of the purchase price on the date of purchase. However, if you are a cash basis taxpayer, or an accrual basis taxpayer if you so elect, and your Note is traded on an established securities market, as defined in the applicable U.S. Code Regulations, the U.S. dollar cost of your Note will be the U.S. dollar value of the purchase price on the settlement date of your purchase.

You will generally recognize gain or loss on the sale or retirement of your Note equal to the difference between the amount you realize on the sale or retirement, excluding any amounts attributable to accrued but unpaid interest (which will be treated as interest payments), and your tax basis in your Note. If your Note is sold or retired for an amount in foreign currency, the amount you realize will be the U.S. dollar value of such amount on the date the Note is disposed of or retired, except that in the case of a Note that is traded on an established securities market, as defined in the applicable U.S. Code Regulations, a cash basis taxpayer, or an accrual basis taxpayer that so elects, will determine the amount realized based on the U.S. dollar value of the foreign currency on the settlement date of the sale.

You will recognize capital gain or loss when you sell or retire your Note, except to the extent:

•	described above under “—Original issue discount—Short-Term Notes” or “—Market discount”, or

•	attributable to changes in exchange rates as described below.

Capital gain of a noncorporate United States holder is generally taxed at preferential rates where the property is held for more than one year.

You must treat any portion of the gain or loss that you recognize on the sale or retirement of a Note as ordinary income or loss to the extent attributable to changes in exchange rates. However, you take exchange gain or loss into account only to the extent of the total gain or loss you realize on the transaction.

Exchange of amounts in other than U.S. dollars

If you receive foreign currency as interest on your Note or on the sale or retirement of your Note, your tax basis in the foreign currency will equal its U.S. dollar value when the interest is received or at the time of the sale or retirement. If you purchase foreign currency, you generally will have a tax basis equal to the U.S. dollar value of the foreign currency on the date of your purchase. If you sell or dispose of a foreign currency, including if you use it to purchase Notes or exchange it for U.S. dollars, any gain or loss recognized generally will be ordinary income or loss.

U.S. Code Regulations requiring disclosure of reportable transactions

U.S. Code Regulations require United States taxpayers to report certain transactions that give rise to a loss in excess of certain thresholds (a “Reportable Transaction”). Under these regulations, if the Notes are denominated in a foreign currency, a United States holder that recognizes a loss with respect to the Notes that is characterized as an ordinary loss due to changes in currency exchange rates (under any of the rules discussed above) would be required to report the loss on IRS Form 8886 (Reportable Transaction Statement) if the loss exceeds the thresholds set forth in the regulations. For individuals and trusts, this loss threshold is U.S. $50,000 in any single taxable year. For other types of taxpayers and other types of losses, the thresholds are higher. You should consult with your tax advisor regarding any tax filing and reporting obligations that may apply in connection with acquiring, owning and disposing of Notes.

Information with respect to foreign financial assets

A United States holder that owns “specified foreign financial assets” with an aggregate value in excess of U.S. $50,000 (and in some circumstances a higher threshold) may be required to file an information report with respect to such assets with its tax returns. “Specified foreign financial assets” may include financial accounts maintained by foreign financial institutions, as well as the following, but only if they are held for investment and not held in accounts maintained by financial institutions: (i) stocks and securities issued by non-U.S. persons, (ii) financial instruments and contracts that have non-U.S. issuers or counterparties and (iii) interests in foreign entities. United States holders are urged to consult their tax advisors regarding the application of this reporting requirement to their ownership of the Notes.

FATCA

The Foreign Account Tax Compliance Act generally imposes a 30% withholding tax upon payments of U.S. source income to certain “foreign financial institutions” or “non-financial foreign entities” (including “non-financial foreign territory entities”) unless certain certification and reporting requirements are satisfied. For these purposes, the Fund is treated as a “territory non-financial foreign entity.” If the Fund is unable to satisfy the certification and reporting requirements, the Fund’s U.S. source income may be reduced, inasmuch as it will be subject to the 30% withholding tax at the source. This reduction may negatively affect the ability of the Fund to fulfill its obligations under the Notes.

RATINGS ON THE NOTES

The Short-Term Notes have been rated “F1” and the Medium-Term Notes have been rated “A” by Fitch. There is no assurance that the rating given to the Notes will remain in effect for any given period or that it will not be revised downward or withdrawn entirely by Fitch if, in its sole judgment, circumstances so warrant. Any such revision or withdrawal may have an adverse effect on the market price of the Notes. The rating given to the Notes reflects only the views of Fitch. Any explanation of the significance of such credit ratings may be obtained from Fitch at www.fitchratings.com or by contacting Fitch at 33 Whitehall Street, New York, New York 10004; telephone number (212) 908-0500. The rating does not constitute a recommendation to buy, sell or hold the Notes. Fitch was provided with materials relating to the Fund, the Notes and other relevant information, and no application has been made to any other rating agency for purposes of obtaining a rating on the Notes. However, other rating agencies could decide to rate the Notes. In such event, no assurance can be given as to what rating, if any, such rating agency would assign to the Notes. FITCH HAS NOT ASSIGNED A CREDIT RATING TO THE FUND.

Appendix A to the SAI provides a more detailed description of such credit ratings. The credit ratings do not constitute a recommendation to buy, sell or hold the Notes.

THE TRUSTEE

The Fund will pay the Trustee a fee to be negotiated from time to time in connection with its services under the Trust Indenture. In addition, the Fund has agreed to indemnify the Trustee against any liabilities and expenses arising out of the performance of the Trustee’s obligations under the Trust Indenture, except those involving the negligence or misconduct of the Trustee. The Trustee will not act as a trustee on behalf of the Noteholders, and may resign at any time by giving written notice thereof to the Fund.

ISSUING, PAYING AND TRANSFER AGENCY

The Notes will be issued as book-entry (global) securities. Upon issuance, all book-entry securities will be represented by one or more fully-registered global securities. Only persons who place their orders through dealers with whom the Fund enters into an agreement and other affiliate funds can invest in the Notes. [•] will act as issuing, paying, and transfer agent on behalf of the Fund (in such capacity, the “Transfer Agent”).

[Securities issued in book-entry form are generally represented by one or more global securities registered in the name of a financial institution that holds them as depositary on behalf of other financial institutions that participate in the depositary’s book-entry system. These participating institutions, which are referred to as participants, in turn, hold beneficial interests in the securities on behalf of themselves or their customers.

As a result, investors in a book-entry security will not own securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the securities are issued in global form, investors will be indirect holders, and not holders, of the securities.]

PLAN OF DISTRIBUTION

The Dealers will offer the Notes on behalf of the Fund on a continuous basis. The Dealers may also purchase the Notes as principals. The Fund has appointed UBS Financial and Popular Securities as dealers and the Fund may appoint other dealers (each, a “Dealer”) from time to time. Each Dealer may be paid a fee to be negotiated from time to time, equal to a percentage of the principal amount of the Notes sold by such Dealer, and may be reimbursed for certain out-of-pocket expenses incurred. The Fund will also indemnify the Dealers against certain liabilities, including liabilities under the 1933 Act. The Fund will not indemnify the Dealers for any activities prohibited by Section 17(j) of the Investment Company Act. The Fund may also sell Notes directly to investors from time to time.

Purchases of Notes may be accepted from investors at such times as the Board may determine on the terms set forth below. The Board may, in its discretion, suspend the offering of Notes at any time or permit purchases on a more frequent basis. The Board reserves the right to reject any purchase of Notes. Purchases of the Notes generally will be accepted monthly.

During any continuous offering, Notes may be purchased only from the Fund or the Dealers. Any continuous offering, if commenced, may be discontinued at any time. The Board will have the sole right to accept orders to purchase Notes and reserves the right to reject any order in whole or in part.

In certain instances, the Dealers may deliver the Notes against payment therefor at a date subsequent to a purchaser placing an order therefor (the “Trade Date”). Under Rule 15c61 under the Exchange Act, trades in the secondary market generally are required to settle in three (3) business days, unless the parties to a trade expressly agree otherwise. Accordingly, in such specific instances, purchasers who wish to trade their Notes on the Trade Date or thereafter but prior to the Settlement Date, will be required by virtue of the fact that the Dealers expect the Notes initially to settle after the Trade Date, to specify alternative settlement arrangements to prevent a failed settlement.

The Dealers may also make a market for the Notes, although they are not required to do so and may stop making a market at any time. The Dealers may act as principal or agent in connection with offers and sales of the Notes in the secondary market. Secondary market offers and sales will be made at prices related to market prices at the time of such offer or sale. Accordingly, the Dealers may change the public offering price, fees, and commissions after such offering has been completed.

As an additional means of facilitating such offerings, the Dealers may bid for, and purchase, Notes in the open market to stabilize the price of the Notes. Any of these activities may raise or maintain the market price of the Notes above independent market levels or prevent or retard a decline in the market price of the Notes, the Dealers are not required to engage in these activities, and may end any of these activities at any time.

[Investors must pay for the Notes by [•], 2021.

The price of the Notes to the public on [•], 2021, will be [•].

The principal business address of the Dealers are [•] and [•].]

INDEPENDENT AUDITORS

The Fund’s independent auditors are [     ], located at [                ].

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sidley Austin LLP, New York, NY and Sánchez LRV LLC, 270 Muñoz Rivera Ave., Suite 1110, San Juan, Puerto Rico. 00918.

PRIVACY POLICY

Attached as Appendix C to the SAI is a copy of the Privacy Policy as to the information the Fund compiles and maintains on its respective investors.

ADDITIONAL INFORMATION

Additional information regarding the Fund is on file with the SEC and is also available from the Fund at its principal offices. The Fund’s address is Banco Popular Center, Suite 1112, 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, and its telephone number is (787) 751-5452.

FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single share of common stock of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in shares of common stock of the Fund. The Fund’s annual financial statements and financial highlights [have been][will be] audited by [                ] (“[    ]”), an independent registered public accounting firm. [     ] has not reviewed or examined any records, transactions or events after the date of such reports. The information with respect to the [    ] ended [    ], 20[     ] is [un]audited and is included in the SAI in the section “Financial Statements.” The Fund will prepare and transmit to investors an unaudited Semi-Annual and an audited Annual Report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. A copy of the Fund’s Annual Reports and Semi-Annual Reports (such reports to comply with the requirements of the Investment Company Act from the date of this registration statement) will be made available on the SEC’s website at www.sec.gov or by visiting www.[•].com. The information contained in, or that can be accessed through, the Fund’s websites is not part of this prospectus, except to the extent specifically incorporated by reference in the SAI. Past results are not indicative of future performance.

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STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

[    ]

No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Fund or the Dealers. Neither the delivery of this prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy such securities in any circumstances in which such offer or solicitation is unlawful.

Until [     ], 2021 (25 days after the date of this prospectus), all dealers that effect transactions in these Notes, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

Puerto Rico Investors Tax-Free Fund III, Inc.

Tax-Free Secured Obligations

PROSPECTUS

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[     ], 2021

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Dated March 12, 2021

PUERTO RICO INVESTORS TAX-FREE FUND, INC.

Banco Popular Center, Suite 1112, 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, and its telephone number is

(787) 751-5452

STATEMENT OF ADDITIONAL INFORMATION

[•], 2021

The Puerto Rico Investors Tax-Free Fund III, Inc. (the “Fund”) is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund was incorporated on July 31, 1995 and commenced operations on [•]. This statement of additional information (the “SAI”) relating to the Tax-Free Secured Obligations (the “Notes”) of the Fund does not constitute a prospectus, but should be read in conjunction with the prospectus relating thereto dated [•], 2021. This SAI relates to the continuous offering of the Notes at $[•], plus any applicable sales charge. If the Fund invests at least [67%] of its total assets in Puerto Rico, investment in the Notes will afford the tax benefits described herein solely to individuals who have their principal residence in Puerto Rico and to persons, other than individuals, that have their principal office and principal place of business in Puerto Rico (collectively, the “Puerto Rico Residents”). The Fund is designed solely for Puerto Rico Residents. In that regard, the Fund was designed solely for Puerto Rico residents. The Notes are not presently being offered to persons other than residents of Puerto Rico, in light of the tax features of the Notes. In addition, an investor that is not a Puerto Rico Resident will not receive the tax benefits of an investment in typical U.S. mutual fund (such as “RIC” tax treatment). This SAI does not include all information that a prospective investor should consider before purchasing securities. Investors should obtain and read the prospectus prior to purchasing such Notes. In addition, the Fund’s audited financial statements and the independent registered public accounting firm’s report therein included in the Fund’s annual report for the fiscal year ended August 31, 2020 [and unaudited financial statements as of and for the six months ended February 28, 2021] are incorporated into this SAI by reference. [The annual report for the fiscal year ended August 31, 2020 was completed before the Fund was registered under the Investment Company Act and, accordingly, may have been subject to different preparation and disclosure requirements than what is required under the Investment Company Act.] A copy of the prospectus may be obtained without charge by calling (787) 751-5452. You may also obtain a copy of the prospectus on the U.S. Securities and Exchange Commission’s (the “SEC”) website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the prospectus.

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TABLE OF CONTENTS

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THE FUND

Puerto Rico Investors Tax-Free Fund III, Inc. (the “Fund”) is a corporation organized under the laws of the Commonwealth of Puerto Rico (“Puerto Rico”). Prior to [    ], the Fund was registered as an investment company under the Puerto Rico Investment Companies Act of 1954, as amended (the “PR-ICA”) and operated as such under the laws of Puerto Rico. In 2018, the Economic Growth, Regulatory Relief, and Consumer Protection Act was signed into law in the United States and effectively requires investment companies organized under the laws of Puerto Rico to register as investment companies under the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”). As a result, the Fund has been registered as a non-diversified, closed-end management investment company under the Investment Company Act since [    ].

INVESTMENT OBJECTIVES AND FUNDAMENTAL POLICIES

Please see the section “Investment Objectives and Policies of the Fund” in the prospectus for information about the Fund’s investment objective and policies.

The Fund may not change its investment objectives or fundamental policies without the approval of the holders of a majority of the Fund’s outstanding shares of common stock (“Common Stock”). Subsequent to the issuance of a class of preferred stock, the following investment restrictions may not be changed without the approval of a majority of the outstanding Common Stock and of preferred stock, voting together as a class, and the approval of a majority of the outstanding shares of preferred stock, voting separately by class. In each case, a majority of the Fund’s outstanding Common Stock and/or preferred stock, as applicable, for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the Common Stock [and/or preferred stock, as applicable,] represented at a meeting at which more than 50% of such stock is represented or (ii) more than 50% of the outstanding Common Stock and/or preferred stock, as applicable.

The Fund will have a non-fundamental investment policy to invest, under normal circumstances, either: (i) at least 80% of the value of its assets in investments the income from which is exempt from both federal income tax and Puerto Rico income tax, or (ii) its assets so that at least 80% of the income that it distributes will be exempt from both federal income tax and Puerto Rico income tax. Such investment policy may not be changed without the approval of a majority of the Fund’s Board of Directors (the “Board”) and the approval of the holders of a majority of the Fund’s outstanding common stock.

Further, the Fund is intended solely for investment by Puerto Rico residents, and the use of Puerto Rico in the name clearly indicates that, rather than signaling the composition of the portfolio.

The following are fundamental investment restrictions of the Fund. The Fund may not:

(a)        issue debt securities or borrow money from banks or other entities (including borrowings through dollar rolls and reverse repurchase agreements), in excess of 50% of the Fund’s total assets (including the amount of borrowings and debt securities issued). In addition, the Fund may borrow from banks or other financial institutions for temporary or emergency purposes (including, among others, financing repurchases of the Notes and tender offers), in an amount of up to an additional 5% of its total assets;

(b)        purchase the securities of any one issuer if after such purchase it would own more than 75% of the voting securities of such issuer, provided that securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to this limitation;

(c)        make an investment in any one industry if, at the time of purchase, the investment would cause the aggregate value of the Fund’s investments in such industry to equal 25% or more of the Fund’s total assets; provided that this limitation shall not apply to: (i) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) Municipal Obligations (as defined in the Fund’s prospectus), including Puerto Rico Municipal Obligations (as defined in the Fund’s prospectus), other than those backed only by the assets or revenues of a non-governmental entity; and (iii) investments in mortgage-backed securities (whether or not issued or guaranteed by an agency or instrumentality of the U.S. Government). For purposes of this restriction, the intended or designated use of real estate shall determine its industry;

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(d)        purchase securities on margin, except for short term credits necessary for clearance of portfolio transactions, and except that such Fund may make margin deposits in connection with its use of options or future contracts (as defined in Appendix [    ] hereto);

(e)        engage in the business of underwriting securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under U.S. securities laws and except that the Fund may write options;

(f)        make short sales of securities or maintain a short position, except that the Fund may sell short “against the box.” A short sale “against the box” occurs when the Fund owns an equal amount of the securities sold or owns securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short;

(g)        purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein (including mortgage-backed securities), and provided further that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to liquidate real estate acquired as a result of such enforcement; provided, however, that such securities and any such real estate securing a security acquired by the Fund shall not be a “U.S. real property interest” within the meaning of section 897 of the Code;

(h)        purchase or sell commodities or commodity contracts, except that the Fund may enter into swap agreements, options, futures contracts (as defined in Appendix [    ] hereto) and options on futures contracts subject to certain restrictions; or

(i)        make loans, except through Repurchase Agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, shall not be deemed to be the making of a loan.

Notation Regarding Fundamental Investment Restriction (a)

With respect to the fundamental policy relating to borrowing money set forth in (a) above, the Investment Company Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. (A fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires a fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements and dollar rolls, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Commission staff guidance and interpretations prior to the compliance date of new Rule 18f-4 under the Investment Company Act (“Rule 18f-4”), when a fund engages in such transactions, instead of maintaining asset coverage of at least 300%, the fund may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission). From the compliance date of Rule 18f-4 going forward, borrowing through reverse repurchase agreements and dollar rolls will also be subject to the 300% asset coverage requirement.

The policy in (a) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit the fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings (e.g., collateral arrangements

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with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions) are not subject to the policy.

THE FUND’S INVESTMENTS

The following information supplements the discussion of the Fund’s investment objective, policies, and strategies that are described in the prospectus.

Mortgage-Backed Securities

General

Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s the mortgage-backed securities market in general has vastly expanded and a variety of structures have been developed to meet investor needs.

New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, the Fund expects to invest in those new types of mortgage-backed securities that the Investment Advisers believe may assist the Fund in achieving their investment objective. The Fund may invest in various types of Mortgage-Backed Securities, as described in the prospectus. See “Investment Objective and Policies.” At the same time, not all of the types of securities described below are available in Puerto Rico.

Government National Mortgage Association (“GNMA”) Securities

GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes GNMA to guarantee the timely payment of the principal of and interest on securities that are based on and backed by a pool of specified mortgage loans. To qualify such securities for a GNMA guarantee, the underlying mortgages must be insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 (“FHA Loans”), or be guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended (“VA Loans”), or be pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the United States Treasury with no limitations as to amount.

GNMA pass-through mortgage-backed securities may represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes.

Fannie Mae Securities

Fannie Mae (also known as the Federal National Mortgage Association) is a federally chartered and privately owned corporation established under the Federal National Association Charter Act. Fannie Mae was originally organized in 1938 as a U.S. Government agency to add greater liquidity to the mortgage market. Fannie Mae was transformed into a private sector corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby providing them with funds for additional lending. Fannie Mae acquires funds to purchase such loans from investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae pass-through mortgage-backed security represents a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency). The loans contained in those pools consist of: (i) fixed rate level payment mortgage loans;

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(ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects. Fannie Mae guarantees timely payment of principal and interest on Fannie Mae Mortgage-Backed Securities. However, the obligations of Fannie Mae are not backed by the full faith and credit of the United States.

Federal Home Loan Mortgage Corporation (“FHLMC”) Securities

FHLMC is a federally chartered corporation created by the United States Congress under the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). FHLMC was organized primarily for the purpose of increasing the availability of mortgage credit to finance needed housing. The operations of FHLMC currently consist primarily of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage-backed securities.

The mortgage loans underlying the FHLMC mortgage-backed securities typically consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. Mortgage loans underlying FHLMC mortgage-backed securities may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations in other FHLMC mortgage-backed securities.

FHLMC guarantees: (i) the timely payment of interest on all FHLMC Mortgage-Backed Securities; (ii) the ultimate collection of principal with respect to some FHLMC Mortgage-Backed Securities; and (iii) the timely payment of principal with respect to other FHLMC Mortgage-Backed Securities. However, the obligations of FHLMC are not backed by the full faith and credit of the United States.

Fannie Mae and Freddie Mac Conservatorship

In 2008, Fannie Mae and Freddie Mac were placed into conservatorship by the Federal Housing Finance Agency. In connection with the conservatorship, the U.S Treasury entered into a Senior Preferred Stock Purchase Agreement with Fannie Mae and Freddie Mac that allows them to draw funds up to the amount, if any, by which their total liabilities exceed their total assets, up to a certain limit. Neither the conservatorship nor the agreements with the U.S Treasury affect Fannie Mae’s or Freddie Mac’s obligations to make payments on their debt securities or perform their obligations under their mortgage guaranty obligations. There is significant uncertainty regarding the future of Fannie Mae and Freddie Mac.

ARM and Floating Rate Mortgage-Backed Securities

Because the interest rates on ARM and Floating Rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. ARM mortgage-backed securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally provide that the borrower’s mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs provide for limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may provide for limitations on changes in the maximum amount by which the borrower’s monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan (“negative amortization”), which is repaid through future monthly payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

The rates of interest payable on certain ARMs, and therefore on certain ARM mortgage-backed securities, are based on indices, such as the one-year constant maturity Treasury Rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds index, that tend to lag behind changes in market interest rates. The values of ARM mortgage-backed securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those

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reflecting current interest rate levels, although the values of such ARM mortgage-backed securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

Floating Rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM mortgage-backed securities, interest rate adjustments on Floating Rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on Floating Rate mortgage-backed securities generally are adjusted monthly. Floating Rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

Specified Mortgage-Backed Securities

Subject to the Fund’s overall 5% limit on investments in derivative instruments, the Fund may invest in Mortgage-Backed Securities constituting derivative instruments such as interest-only obligations (“IOs”), principal-only obligations (“POs”) (other than IOs and POs that are PAC Bonds) or inverse floating rate obligations or other types of Puerto Rico Mortgage-Backed Securities that may be developed in the future and that are determined by the Investment Advisers to present types and levels of risk that are comparable to such IOs, POs and inverse floating rate obligations (collectively, “Specified Mortgage-Backed Securities”). The Fund will invest in Specified Mortgage-Backed Securities only when the Investment Advisers believe that such securities, when combined with the Fund’s other investments, would enable the Fund to achieve its investment objective.

Stripped mortgage-backed securities (“SMBSs”) are classes of mortgage-backed securities that receive different proportions of the interest and principal distributions from the underlying pool of mortgage assets. SMBSs may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. A common type of SMBS will have one class that receives some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.

An IO is an SMBS that is entitled to receive all or a portion of the interest, but none of the principal payments, on the underlying mortgage assets; a PO is an SMBS that is entitled to receive all or a portion of the principal payments, but none of the interest payments, on the underlying mortgage assets. The Investment Advisers believe that investments in POs may facilitate its ability to manage the price sensitivity of the Fund’s portfolio to interest rate changes. Generally, the yields to maturity on both IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets. If the underlying mortgage assets of an IO class of mortgage-backed security held by the Fund experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in such securities even though the securities are rated in the highest rating category. The Investment Advisers believe that, since principal amortization on PAC Bonds is designed to occur at a predictable rate, IOs and POs that are PAC Bonds generally are not as sensitive to principal prepayments as other IOs and POs.

Mortgage-backed securities that constitute inverse floating rate obligations are mortgage-backed securities on which the interest rates adjust or vary inversely to changes in market interest rates. Typically, an inverse floating rate mortgage-backed security is one of two components created from a pool of fixed rate mortgage loans. The other component is a variable rate mortgage-backed security, on which the amount of interest payable is adjusted directly in accordance with market interest rates. The inverse floating rate obligation receives the portion of the interest on the underlying fixed-rate mortgages that is allocable to the two components and that remains after subtracting the amount of interest payable on the variable rate component. The market value of an inverse floating rate obligation will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. Certain of such inverse floating rate obligations have coupon rates that adjust to changes in market interest rates to a greater degree than the change in the market rate and accordingly have investment characteristics similar to investment leverage. As a result, the market value of such inverse floating rate obligations are subject to greater risk of fluctuation than other mortgage-backed securities, and such fluctuations could adversely affect the ability of the Fund to achieve its investment objective.

The yields on Specified Mortgage-Backed Securities may be more sensitive to changes in interest rates than Puerto Rico Mortgage-Backed Securities. While the Investment Advisers will seek to limit the impact of these factors on the Fund, no assurance can be given that they will achieve this result.

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Types Of Municipal Obligations

The Fund may invest in the following types of Municipal Obligations and in such other types of Municipal Obligations as become available on the market from time to time. Not all of the described Municipal Obligations are presently available in Puerto Rico.

Municipal Bonds, Industrial Development Bonds and Private Activity Bonds

Municipal bonds are debt obligations issued to obtain funds for various public purposes. The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or from another specific source, such as the user of the facility being financed. Certain municipal bonds are “moral obligation” issues, which normally are issued by special purpose public authorities. In the case of such issues, an express or implied “moral obligation” of a related government unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations.

The Fund may invest in industrial development bonds (“IDBs”) and private activity bonds (“PABs”), which are municipal bonds issued by or on behalf of public authorities to finance various privately operated facilities, such as airports or pollution control facilities. IDBs and PABs are generally revenue bonds and thus are not payable from the unrestricted revenue of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed. The Fund may invest more than 25% of its assets in a single IDB or PAB.

The Fund may not presently concentrate its investments, e.g., invest a relatively high percentage of its assets, in Municipal Obligations issued by entities which may pay their debt service obligations from the revenues derived from similar projects such as hospitals, multifamily housing, nursing homes, continuing care facilities, commercial facilities (including hotels), electric utility systems or industrial companies. That limitation may in the future be changed by the Board. Any future determination to allow concentration of the Fund’s investments may make the Fund more susceptible to certain economic, political, or regulatory occurrences. As the similarity in issuers increases, the potential for fluctuation of the net asset value of stock of the Fund also increases. Also it is anticipated that a significant percentage of the Municipal Obligations in the Fund’s portfolio may be issued by entities or secured by facilities with a relatively short operating history. Therefore, investors should also be aware of the risks which these investments might entail, as discussed below.

Health Care Revenue Bonds. These securities include Municipal Obligations issued to finance hospitals, nursing homes and continuing care facilities and which are generally secured by the revenues of particular facilities. The ability of the issuers of such securities to meet their obligations is dependent upon, among other things, the revenues, costs and occupancy levels of the subject facilities and the competitive nature of these industries. In addition, a major portion of hospital and nursing home revenues typically is derived from Federal or state programs such as Medicare and Medicaid and from various insurers. Changes in such programs or in the rates paid by insurers may reduce revenues available for the payment of principal of or interest on such bonds. New governmental legislation or regulations and other factors, such as the inability to obtain sufficient malpractice insurance, may also adversely affect the revenues or costs of these issuers. Moreover, in the case of life care facilities, since a portion of the services provided may be financed by an initial lump-sum deposit paid by occupants of the facility, there may be risk if the facility does not maintain adequate financial resources to secure estimated actuarial liabilities.

In 2010, the Patient Protection and Affordable Care Act (the “ACA”) was enacted into law. In addition, a number of other legislative proposals concerning health care have been introduced in Congress in recent years or have been reported to be under consideration. The ACA and certain of these other proposals include or may result in cost controls, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums and promotion of prepaid health care plans. The Fund is unable to predict the ultimate effect of the ACA and of any of these other proposals, if enacted.

Single Family Housing Bonds and Multifamily Housing Bonds. Single family housing bonds and multifamily housing bonds are obligations of state and local housing authorities that have been issued in connection with a variety of single and multifamily housing projects. Economic developments, including fluctuations in interest rates,

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increasing construction and operating costs, increasing real estate taxes and declining occupancy rates, and real estate investment risks may have an adverse effect upon the revenues of such projects and such housing authorities. Multifamily housing bonds may be subject to mandatory redemption prior to maturity, including redemption upon a non-completion of the project or upon receipt of FHA or certain other insurance proceeds. Housing bonds may also be subject to changes in creditworthiness due to potential weaknesses of mortgage insurance companies providing various policies; fluctuations in the valuation of invested funds and the strengths of banks and other entities which may provide investment agreements; and smaller than expected mortgage portfolios due to the inability to originate mortgages.

Public Power Revenue Bonds. Risks that may arise with respect to the electric utility industry include difficulty in financing large construction programs during an inflationary period; restrictions on operations and increased costs attributable to environmental considerations; the difficulty of the capital markets in absorbing utility securities; the availability of fuel for electric generation at reasonable prices, including among other considerations the potential rise in fuel costs and the costs associated with conversion to alternate fuel sources; technical cost factors and other problems associated with construction, licensing, regulation and operation of nuclear facilities for electric generation, including among other considerations the problems associated with the use of radioactive materials and the disposal of radioactive waste; and the effects of energy conservation. Certain of the issuers of these bonds may own or operate nuclear generating facilities. Federal, state and municipal governmental authorities may from time to time review and revise existing requirements and impose additional requirements on such facilities. Problems of the type referred to above could adversely affect the ability of the issuer of public power revenue bonds to make payments of principal and/or interest on such bonds. Certain municipal utilities or agencies may have entered into contractual arrangements with investor-owned utilities and large industrial users and consequently may be dependent in varying degrees on the performance of such contracts for payment of bond debt service. Also, the enforceability against municipalities of “take-and-pay” and “take-or-pay” contracts which secure bonds issued by other municipal issuers has been successfully challenged in recent years.

Transportation Revenue Bonds. Bonds in this category include bonds issued for airport facilities, bridges, turnpikes, port facilities, railroad systems, or mass transit systems. Generally, airport facility revenue bonds are payable from and secured by the revenues derived from the ownership and operation of a particular airport. Payment on other transportation bonds is often dependent primarily or solely on revenues from financed facilities, including user fees, charges, tolls and rents. Such revenues may be adversely affected by increased construction and maintenance costs or taxes, decreased use, competition from alternative facilities, scarcity of fuel, reduction or loss of rents or the impact of environmental considerations. Other transportation bonds may be dependent primarily or solely on Federal, state or local assistance including motor fuel and motor vehicle taxes, fees and licenses, and therefore may be subject to fluctuations in such assistance.

Water and Sewage Revenue Bonds. Bonds in this category include securities issued to finance public water supply treatment and distribution facilities, and sewage collection, treatment and disposal facilities. Repayment of these bonds is dependent primarily on revenues derived from the billing of customers for water and sewer services, as well as, in some instances, connection fees and hook-up charges. Such revenue bonds may be adversely affected by the lack of availability of Federal and state grants and by decisions of Federal and state regulatory bodies and courts.

Solid Waste and Resource Recovery Revenue Bonds. Bonds in this category include securities issued to finance facilities for removal and disposal of solid waste. Repayment of these bonds is dependent on factors which may include revenues from appropriations from a governmental entity, the financial condition of the private project corporation (including for this purpose any other nongovernmental person or entity) and revenues derived from the collection of charges for disposal of solid waste. In addition, construction and operation of such facilities may be subject to cost overruns. Repayment of resource recovery bonds may also be dependent to various degrees on revenues from the sale of electric energy or steam. Bonds in this category may be subject to mandatory redemption in the event of project noncompletion, if the project is rendered uneconomical, if the project fails to meet certain performance criteria, or if it is considered an environmental hazard.

Pollution Control Facility Revenue Bonds. Bonds in the pollution control facilities category include securities issued on behalf of private corporations, including utilities, to provide facilities for the treatment of air, water and solid waste pollution. Repayment of these bonds is dependent upon income from and/or the financial condition of the project corporation. In addition, governmental entities may from time to time impose additional restrictions or regulations which could adversely affect the cost or operation of the facility.

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Educational Facility Revenue Bonds. Educational facility revenue bonds include debt of state and private colleges, universities and systems, and parental and student loan obligations. The ability of universities and colleges to meet their obligations is dependent on various factors, including the revenues, costs and enrollment levels of the institutions. In addition, their ability may be affected by declines in Federal, state and alumni financial support, fluctuations in interest rates and construction costs, increased maintenance and energy costs, failure or inability to raise tuition or room charges and adverse results of endowment fund investments.

Tax Increment Bonds. Tax increment bonds are issued to finance various public improvements and redevelopment projects in blighted areas. Interest on such bonds is payable from increases in real property taxes attributable to increases in assessed value resulting from the redevelopment of the blighted project area. Repayment risks include, among other things, a reduction in taxable value in the project areas, reduction in tax rates, delinquencies in tax payments or a general shortfall in forecasted tax revenues.

Commercial Facility Revenue Bonds. The Fund may also invest in bonds for other commercial facilities (including hotels) and industrial enterprises. The viability of such facilities depends on, among other things, general economic factors affecting those industries and affecting those geographic areas in which such facilities are situated, as well as the ability of the individual management of those facilities to maximize earnings and to remain competitive within its service area.

Municipal Lease Obligations

Municipal lease obligations are Municipal Obligations that may take the form of leases, installment purchase contracts or conditional sales contracts, or certificates of participation with respect to such contracts or leases. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment and facilities. Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, they ordinarily are backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain Municipal Obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee’s use or occupancy of such property. This “abatement risk” may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

The liquidity of municipal lease obligations varies. Certain municipal lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely payment of principal and interest, even in the event of a failure by the municipality to appropriate sufficient funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult. The Fund does not intend to invest a significant portion of its assets in such uninsured “non-appropriation” municipal lease obligations. There is no limitation on the Fund’s ability to invest in other municipal lease obligations.

Zero-Coupon Obligations

The Fund may invest in zero-coupon Municipal Obligations. Such obligations include “pure zero” obligations, which pay no interest for their entire life (either because they bear no stated rate of interest or because their stated rate of interest is not payable until maturity), and “zero/fixed” obligations, which pay no interest for an initial period and thereafter pay interest currently. Zero-coupon obligations also include derivative instruments representing the principal-only components of Municipal Obligations from which the interest components have been stripped and sold separately by the holders of the underlying Municipal Obligations. Zero-coupon securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than obligations of comparable maturities that make current distributions of interest. Zero-coupon Municipal Obligations generally are liquid, although such liquidity may be reduced from time to time due to interest rate volatility and other factors.

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Floating and Variable Rate Obligations

The Fund also may purchase floating and variable rate municipal notes and bonds, which frequently permit the holder to demand payment of principal at any time, or at specified intervals, and permit the issuer to prepay principal, plus accrued interest, at its discretion after a specified notice period. The issuer’s obligations under the demand feature of such notes and bonds generally are secured by bank letters of credit or other credit support arrangements. There frequently will be no secondary market for variable and floating rate obligations held by the Fund, although the Fund may be able to obtain payment of principal at face value by exercising the demand feature of the obligation.

Participation Interests

The Fund may invest in participation interests in municipal bonds, including IDBs, PABs and floating and variable rate securities. A participation interest gives the Fund an undivided interest in a municipal bond owned by a bank. The Fund has the right to sell the instrument back to the bank. Such right is generally backed by the bank’s irrevocable letter of credit or guarantee and permits the Fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the Fund’s participation interest plus accrued interest. Generally, the Fund will exercise the demand under the letters of credit or other guarantees only upon a default under the terms of the underlying bond, or to maintain compliance with the Fund’s investment objective and policies. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The Agent will monitor the pricing, quality and liquidity of the participation interests held by the Fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

Custodial Receipts

The Fund may acquire derivative instruments in the form of custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases Municipal Obligations and deposits the obligations in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Custodial receipts evidencing specific coupon or principal payments have the same economic attributes as zero-coupon Municipal Obligations described herein. Although under the terms of a custodial receipt the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights that may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Indexed Securities and Inverse Floaters

The Fund may invest in Municipal Obligations, including derivatives, on which the rate of interest varies directly or inversely with interest rates on other Municipal Obligations or an index. Such investments may have increased volatility and a potential leveraging effect (without being subject to the Fund’s leverage limitations). Such obligations include, but are not limited to, derivative instruments constituting components of securities on which interest is paid in two separate parts — an auction component, which pays interest at a rate that is set periodically through an auction process or other method, and a residual component, which pays interest at a rate equal to the difference between the rate that the issuer would have paid on a fixed-rate obligation at the time of issuance and the rate paid on the auction component. The market value of an inverse floater will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary with changes in market interest rates.

Because the interest rate paid to holders of residual components is generally determined by subtracting the interest rate paid to the holders of auction components from a fixed amount, the interest rate paid to residual component holders will decrease as the auction component’s rate increases and increase as the auction component’s rate decreases.

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Moreover, the extent of the increases and decreases in market value of residual components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate Municipal Obligation having similar credit quality, redemption provisions and maturity.

Put Bonds

Put bonds are municipal bonds which give the holder an unconditional right to sell the bond back to the issuer or a remarketing agent at a specified price and exercise date, which is typically well in advance of the bond’s maturity date. If the put is a “one time only” put, the Fund ordinarily will sell the bond or put the bond, depending on the more favorable price. If the bond has a series of puts after the first put, the bond will be held as long as, in the Investment Advisers’ opinion, it is in the best interests of the Fund to do so. The obligation to purchase the bond on the exercise date of the put may be supported by a letter of credit or other credit support agreement from a bank, insurance company or other financial institution, the credit standing of which affects the credit standing of the obligation. There is no assurance that an issuer or remarketing agent for a put bond will be able to repurchase the bond on the put exercise date if the Fund chooses to exercise its right to put the bond back to the issuer or remarketing agent.

Tender Option Bonds

Tender option bonds are long-term municipal securities sold by a bank subject to a “tender option” that gives the purchaser the right to tender them to the bank at par plus accrued interest at designated times (the “tender option”). The tender option may be exercisable at intervals ranging from bi-weekly to semi-annually, and the interest rate on the bonds is typically reset at the end of the applicable interval in order to cause the bonds to have a market value that approximates their par value. The tender option generally would not be exercisable in the event of a default on, or significant downgrading of, the underlying municipal securities. Therefore, the Fund’s ability to exercise the tender option will be affected by the credit standing of both the bank involved and the issuer of the underlying securities.

Hedging And Related Income Strategies

General Description of Hedging and Related Income Strategies. The Fund may use a variety of financial instruments (“Derivative Instruments”), including securities options, financial futures contracts (“futures contracts”), options on futures contracts and other interest rate protection transactions such as swap agreements, to attempt to hedge its portfolio. The Fund also intends to use securities options to attempt to enhance income and may use financial futures contracts and options on financial futures contracts in other circumstances permitted by the Commodity Futures Trading Commission (“CFTC”) including income enhancement purposes. The use of these instruments for income enhancement purposes subjects the Fund to substantial risks of losses that would not be offset by gains on other portfolio assets or acquisitions. However, the Fund will not enter into futures contracts or options thereon unless either UBS Puerto Rico or PAM first qualifies for an exclusion or exemption or comparable relief from applicable registration requirements contained in the regulations administered by the CFTC. There can be no assurance that such relief will be granted and, in that event, that the strategies discussed in this Appendix D can be implemented.

Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund’s portfolio. Thus, in a short hedge the Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, the Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge the Fund takes a position in the Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, the Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Fund could exercise the call and thus limit its acquisition cost to the exercise

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price plus the premium paid and transaction costs. Alternatively, the Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

Derivative Instruments on securities generally are used to hedge against both price movements in one or more particular securities positions that the Fund owns or intends to acquire or fluctuations in interest rates. Derivative Instruments on bond indices, in contrast, generally are used to hedge against price movements in broad fixed income market sectors in which the Fund has invested or expects to invest.

In addition to the products, strategies and risks described below and in the Prospectus, the Investment Advisers expect to seek additional opportunities in connection with securities options, futures contracts and other hedging techniques. These new opportunities may become available as the Investment Advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts or other techniques are developed. The Investment Advisers may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.

Special Risks of Hedging Strategies. The use of Derivative Instruments involves special risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow:

(1)        Successful use of most Derivative Instruments depends upon the Investment Advisers’ ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While the Investment Advisers are experienced in the use of Derivative Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

(2)        There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

(3)        Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if the Fund entered in a short hedge because the Investment Advisers projected a decline in the price of a security in the Fund’s portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. Depending on the degree of correlation between a Derivative Instrument and the security or interest rate being hedged, it is possible that the Fund could sustain losses on both positions. Similarly, transaction costs incurred in connection with a Derivative Instrument can exceed the amount of the benefits received. In any such case, the Fund would have been in a better position had it not hedged at all.

(4)        As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchase options). If the Fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a

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contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Fund.

(5)        Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for the contracts at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. Futures contract prices could move the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event and in the event of adverse price movements, the Fund will be required to make daily cash payments of variation margin. In such circumstances, an increase of the value of the portion of the portfolio being hedged, if any, may offset partially or completely losses on the futures contract.

(6)        If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily be at increased prices that reflect the decline in interest rates.

(7)        Because of the low margin deposits normally required in futures contract trading (typically between 2% and 5% of the value of the contract purchased or sold), an extremely high degree of leverage is typical of a futures contract trading account. As a result, a relatively small price movement in a futures interest contract may result in immediate and substantial losses to the investor. For example, if at the time of purchase 5% of the price of a contract is deposited as margin, a 5% decrease in the value of the contract would, if the contract is then closed out, result in a total loss of the margin deposit before any deduction for brokerage commissions. A decrease of more than 5% would result in a loss of more than the total margin deposit. Thus, like other leveraged investments, any purchase or sale of a futures interest contract may result in losses in excess of the amount invested.

(8)        Most United States commodity exchanges limit fluctuations in certain futures interest contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Pursuant to such regulations, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a contract for a particular commodity has increased or decreased by an amount equal to the daily limit, positions in the commodity can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. Prices in various contracts have occasionally moved the daily limit for several consecutive days with little or no trading. Similar occurrences could prevent the Fund from promptly liquidating unfavorable positions and subject the Fund to substantial losses. While daily limits may reduce or effectively eliminate the liquidity of a particular market, they do not limit ultimate losses, and may in fact substantially increase losses because they may prevent the liquidation of unfavorable positions.

In addition, the Fund may not be able to execute trades at favorable prices if little trading in the contracts involved is taking place. Under some circumstances, the Fund may be required to accept or make delivery of the underlying financial instrument if the position cannot be liquidated prior to its expiration date. It also is possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate liquidation and settlement of a particular contract, or order that trading in a particular contract be conducted for liquidation only.

(9)        The CFTC and the U.S. commodity exchanges have established limits referred to as “speculative position limits” or “position limits” on the maximum net long or net short position which any person or group of persons may own, hold, or control in particular futures contracts.

Under currently applicable regulations, the Fund as a whole will be required to comply with position limits as if it were a single trader. Position limits may prevent the Fund from acquiring positions which might otherwise

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have been highly profitable. Any violation of speculative position limits would lead to mandatory liquidation of positions, possibly on unfavorable terms.

Cover for Hedging Strategies. Transactions using Derivative Instruments that are not transacted on or subject to the rules of a regulated futures contract exchange or securities exchange, other than purchased options, will expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash, receivables and short-term debt securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above.

Assets used as cover cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund’s assets to cover could impede portfolio management or the Fund’s ability to meet other current obligations.

Covered Straddles. The Fund may purchase and write (sell) covered straddles on securities or bond indices. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is less than or equal to the exercise price of the call. The Fund would enter into a long straddle when the Investment Advisers believe that it is likely that interest rates will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is less than or equal to the exercise price of the call. The Fund would enter into a short straddle when the Investment Advisers believe that it is unlikely that interest rates will be as volatile during the term of the options as the option pricing implies.

Options. The Fund may purchase put and call options, and write covered put and call options, on debt securities and bond indices. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered put options can enable the Fund to enhance income by reason of the premiums paid by the purchasers of such options. However, if the market price of the underlying security declines to less than the exercise price on the option, minus the premium received, the Fund would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Fund will be obligated to sell the security at less than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligations under a call option that it had written by purchasing an identical call option; that is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange markets for options on debt securities exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and a contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the party from whom it purchased the option or to whom it has written the option (the “contra party”) to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

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Generally, the OTC debt options used by the Fund will be European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Guideline for Options on Securities. In view of the risks involved in using the options strategies described above, the Fund’s Board of Directors has determined that the Fund may purchase a put or call option, including any straddles or spreads, only if the premium paid when aggregated with the premiums on all other options held by the Fund does not exceed 5% of the Fund’s total assets. This guideline may be modified by the Board without stockholder vote. Adoption of this guideline will not limit the percentage of the Fund’s assets at risk to 5%.

Futures. The Fund may purchase and sell interest rate futures contracts and bond index futures contracts. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it invests. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities or indices. Similarly, writing covered put options on futures contracts can serve as a limited long hedge.

The Fund may also write put options on interest rate futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when it is more advantageous to the Fund than is purchasing the futures contract.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash, U.S. government securities or other liquid, high-grade debt securities, in an amount generally equal to 2% to 5% or less of the contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory actions.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a put or call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the

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instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. Secondary markets for options on futures are currently in the development stage, and the Fund will not trade options on futures on any exchange or board of trade unless, in the Investment Advisers’ opinion, the markets for such options have developed sufficiently that the liquidity risks for such options are not greater than the corresponding risks for futures.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund was unable to liquidate a futures or related options positions due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Guideline for Futures and Related Options. In view of the risks involved in using the futures and options strategies that are described above, the Board has determined that the Fund will not purchase or sell futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on existing futures positions and initial margin deposits and premiums paid for related options would exceed 5% of the Fund’s total assets. This guideline may be modified by the Board without stockholder vote. For purposes of this guideline, options on futures contracts traded on a commodities exchange are considered “related options.” Adoption of this guideline will not limit the percentage of the Fund’s assets at risk to 5%.

The Fund may use the following Derivative Instruments:

Options on Debt Securities. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security at the exercise price.

Options on Bond Indices. A bond index assigns relative values to the debt securities included in the index and fluctuates with changes in the market values of those debt securities. A bond index option operates in the same way as a more traditional option on a debt security, except that exercise of a bond index option is effective with cash payment and does not involve delivery of securities. Thus, upon exercise of a bond index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the bond index.

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Interest Rate Futures Contracts. Interest rate futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or other interest rate instruments at a specified future time and at a specified price or its equivalent cash-settled value. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or other interest rate instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

Options on Futures Contracts. Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

Bond Index Futures Contracts. A bond index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the debt securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

Swaps and Interest Rate Protection Transactions. The Fund may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, respectively, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the “notional principal amount”) for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the first party makes payments to the counterparty when a designated market interest rate goes above a designated level on predetermined dates or during a specified time period, and the counterparty makes payments to the first party when a designated market interest rate goes below a designated level on predetermined dates or during a specified time period.

The Fund will engage in swap transactions directly with other counterparties. This subjects the Fund to the credit risk that a counterparty will default on an obligation to the Fund. Such a risk contrasts with transactions done through exchange markets, wherein credit risk is reduced through the collection of variation margin and through the interposition of a clearing organization as the guarantor of all transactions. Clearing organizations transform the credit risk of individual counterparties into the more remote risk of the failure of the clearing organization. Additionally, the financial integrity of swap transactions is generally unsupported by other regulatory or self-regulatory protections such as margin requirements, capital requirements, or financial compliance programs. Therefore, there are much greater risks of defaults with respect to swap transactions than with respect to exchange-traded futures or securities transactions.

The Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to effectively fix the rate of interest that they pay on one or more borrowing or series of borrowing. The Fund intends to use these transactions as a hedge and not as a speculative investment.

The Fund may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, the Investment Advisers and the Fund believes such obligations do not constitute debt securities and, accordingly, will not treat them as being subject to their borrowing restrictions.

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The Fund will enter into interest rate protection transactions only with banks and recognized securities dealers believed by the Investment Advisers to present minimal credit risks in accordance with guidelines established by the Fund’s Board of Directors. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

U.S. Government Securities. The Fund may invest in U.S. Government securities. These include securities that are issued or guaranteed by the U.S. Government, such as U.S. Treasury bills, U.S. Treasury notes, and U.S. Treasury bonds, or that are issued or guaranteed by its agencies or instrumentalities, such as obligations of the Federal Home Loan Bank, which are supported by the right of the issuer to borrow from the U.S. Treasury, and obligations of the Federal Intermediate Credit Banks, which are supported only by the credit of the issuer. The Fund may also invest in repurchase agreements secured by such securities, as further described herein.

Asset-Backed Securities. The Fund may invest in various types of asset-backed securities (“Asset-Backed Securities”). The securitization techniques used in the context of Asset-Backed Securities are similar to those used for Mortgage-Backed Securities. The receivables supporting Asset-Backed Securities presently are primarily home equity mortgage loans and automobile and credit card receivables, but may also consist of other types of obligations. Asset-Backed Securities and the underlying receivables are not generally insured or guaranteed by any government agency. However, in certain cases, such securities are collateralized by loans guaranteed by the U.S. Small Business Administration (“SBA”). SBA is an independent agency of the U.S.

SBA guarantees the payment of principal and interest on portions of loans made by private lenders to certain small businesses. The loans are generally commercial loans such as working capital loans and equipment loans. SBA is authorized to issue from time to time, through its fiscal and transfer agent, SBA-guaranteed participation certificates evidencing fractional undivided interests in pools of these SBA-guaranteed portions of loans made by private lenders. SBA’s guarantee of such certificates, and its guarantee of a portion of the underlying loan, are backed by the full faith and credit of the U.S.

Asset-Backed Securities will be considered Puerto Rico Asset-Backed Securities when the securitization vehicle is organized under the laws of Puerto Rico or, regardless of where organized, when a majority of the underlying assets are obligations of Puerto Rico Residents.

Preferred Stock. Preferred stock generally has priority over common stock with respect to payment of dividends and upon liquidation, but does not have the seniority of a debt instrument in an issuer’s capital structure in terms of claims to corporate income and liquidation payments. Preferred stock may have a fixed dividend rate and may not participate in any profits of the issuer above such dividend rate, in which case it is referred to as “non-participating,” or it may participate in some or all of the profits of the issuer, in which case it is referred to as “participating.” Preferred stock may be perpetual, with no mandatory redemption date, or issued with a mandatory redemption date. It may also be callable or redeemable at the option of the issuer after a certain period of time. Issuers of preferred stock are not required to pay dividends on the preferred stock, even if they have sufficient funds to pay dividends, although they are usually prohibited from paying dividends on their common stock unless all or some preferred dividends have been paid. Preferred dividends may be “cumulative” or “non-cumulative.” If dividends are cumulative and they are not declared and paid at their regularly scheduled time, such dividends must generally be paid when the issuer is liquidated, before any assets may be distributed to holders of the issuer’s common stock. If dividends are non-cumulative, they never have to be paid if they are not declared; however, as mentioned above, the issuer may be prohibited from paying dividends on their common stock unless all or some preferred dividends have been paid. Holders of preferred stock do not have the right to precipitate bankruptcy filings or collection activities in the event of missed dividend payments. Preferred stock may be convertible into common stock of the issuer or into some other security, or it may non-convertible. Holders of preferred stock usually have no voting rights, except in cases where preferred dividends have been unpaid for a certain period, in which case holders of preferred stock usually have the right to elect certain representatives to the board of directors of the issuer. Most of the preferred stock of Puerto Rico issuers currently available in the market is non-cumulative, non-voting, non-

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convertible, and non-participating, and pays dividends at a fixed dividend rate on a monthly basis. Most of the preferred stock of Puerto Rico issuers currently available in the market is issued by bank holding companies.

Corporate Obligations. Corporate obligations are debt obligations or similar securities issued by or on behalf of a corporation.

MANAGEMENT OF THE FUND

Directors and Officers

The overall management of the business and affairs of the Fund is vested with the Board. At least a majority of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Directors”). The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its Investment Advisers, Administrator, Custodian, and Transfer Agent (all such terms as defined below). The Fund’s day-to-day operations are delegated to its officers and to the Administrator, subject to the Fund’s investment objectives and policies and to general supervision by the Board.

The Board. The Board consists of six (6) persons, all of whom are Independent Directors. Currently, no member of the Board is considered to be an “interested person” of the Fund, as defined under the Investment Company Act.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

The Board has three (3) standing committees: the Audit Committee, the Dividend Committee, and the Nominating Committee. The Board has adopted a written Audit Committee Charter, and the Audit Committee’s role is to oversee the Fund’s accounting and financial reporting policies and practices and to recommend to the Board any action to ensure that the Fund’s accounting and financial reporting are consistent with accepted accounting standards applicable to the mutual fund industry. Messrs. Enrique Vila del Corral, Gabriel Pagán Pedrero and Clotilde Pérez serve on the Audit Committee. The Audit Committee met [•] ([•]) times during the fiscal year ended August 31, 2020. The aggregate remuneration by the Fund to Independent Directors then serving in such capacity for attendance at such meetings during the fiscal year ended August 31, 2020, amounted to $[•]. The Audit Committee is comprised solely of Independent Directors and represented by independent legal counsel in connection with its duties. [                    ] serves as an audit committee financial expert.

Sarbanes-Oxley Act of 2002. The Audit Committee Charter adopts some of the principles of auditor independence set forth by the Sarbanes-Oxley Act of 2002 (the “SOA”). The SOA was adopted on July 30, 2002 and its general purpose is to increase management accountability and strengthen the authority and obligations of audit committees. The SOA does not apply to the Fund. However, the Board believes that the adoption of the principles set forth by the SOA serves the best interests of its stockholders and Noteholders. Mr. [                    ] is the Chair of the Audit Committee.

According to the Fund’s charter, the role of the Dividend Committee is to determine the amount, form, and record date of any dividends to be declared and paid by the Fund. Messrs. Carlos J. Nido and Enrique Vila del Corral serve on the Dividend Committee. The Dividend Committee met [•] ([•]) times during the fiscal year ended August 31, 2020.

Pursuant to the adoption of a written charter, the Fund has created a Nominating Committee comprised of three (3) Independent Directors. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as Independent Directors and to recommend its nominees for consideration by the entire Board. The Independent Directors have retained independent legal counsel to assist them in connection with these duties. While the Nominating Committee is solely responsible for the selection and nomination of the Independent Directors, the Nominating Committee may consider nominations for the office of Director made by

SAI-20

Fund stockholders as it deems appropriate. Stockholders who wish to recommend a nominee should send nominations to the Fund’s Secretary that include biographical information and set forth the qualifications of the proposed nominee. Messrs. Gabriel Pagán Pedrero and Luis M. Pellot serve on the Nominating Committee. The Nominating Committee evaluates nominees from whatever source using the same standard. The Nominating Committee met [•] ([•])times during the fiscal year ended August 31, 2020.

Independent Directors. Certain biographical and other information relating to the Independent Directors is set forth below, including their ages, principal occupations for at least five (5) years, length of time served and public directorships. The Independent Directors listed below are also members of the Boards of Directors of some of the funds advised or co-advised by UBS Asset Managers and PAM (the “Affiliated Funds”).

Independent Directors

Name, age and address*	Position(s) held with the Fund	Term of office and length of time served**	Principal occupation(s) during past five years	Number of Affiliated Funds overseen	Public directorships (other than the Affiliated Funds)
Enrique Vila del Corral (75)	Chairman of the Board	Director since inception	Private investor; managing partner of various special partnerships involved in real estate development and Managing Partner, from 1977 to 2001, of Vila del Corral & Company, a public accounting firm.	[ ] funds	[None]
Gabriel Pagán Pedrero (67)	Director	Director since inception	President of West Indian Products Corporation; Vice President of Commercial Adolfo S. Pagán, Inc.; Director of Construction Material Merchants’ Association and Director of Museum of Contemporary Art.	[ ] funds	[None]
Luis M. Pellot-González (72)	Director	Director since 2011	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989; Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002; Member of PR Bar Association, PR Manufacturers Association, PR Chamber of Commerce, PR General Contractors Association, PR Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997.	[ ] funds	[None]
Carlos J. Nido (56)	Director	Director since 2009	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under	[ ] funds	[None]

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law 185 investing primarily in feature films and healthcare since 2015; President and Executive Producer of Piñolywood Studios LLC; Member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center and the San Jorge Children’s Foundation; Member of the Advisory Board of Advent Morro Private Equity Funds.Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events; Former President and founder of Virtual, Inc. and Zona Networks and General Manager of Editorial Primera Hora from 1997 until 1999.
Jorge I. Vallejo (66)	Director	Director since 2010	Managing Partner of Vallejo & Vallejo since 1992 and Partner of various special partnerships involved in real estate development.	[ ] funds	[None]
Clotilde Pérez (69)	Director	Director since 2013	Corporate Development Officer of V. Suarez & Co., Inc. since 1999; Director of Grupo Guayacan, Inc.; Member of the Board of Trustees of Sacred Heart University; General Partner of Guayacan Fund of Funds Family; Senior Investment Banker of Citibank, N.A. – Puerto Rico from 1997 to 1999; Executive Director of Grupo Guayacán, Inc. from 1996 to 1997 and Vice President of the Economic and Development Bank for Puerto Rico from 1993 until 1996.	[ ] funds	[None]

* The address of the Independent Directors is 209 Muñoz Rivera Ave., Banco Popular Center, Suite 1112, Hato Rey, PR 00919.

** Each Director serves until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 80. Each officer is elected by and serves at the pleasure of the Board.

Officers. Certain biographical and other information relating to the officers of the Fund, is set forth below, including their ages, their principal occupations for at least the last five (5) years, the length of time served, and the total number of Affiliated Funds overseen by them. These persons also serve as officers of the Affiliated Funds.

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Officers

Name, age and address*	Position(s) held with the Fund	Term of office and length of time served**	Principal occupation(s) during past five years	Number of Affiliated Funds overseen	Public directorships (other than the Affiliated Funds)
Leslie Highley, Jr. (74)	Co-President	Co-President since [ ]	Managing Director of UBS Trust Company of Puerto Rico; Senior Vice-President of UBS Financial Services Incorporated of Puerto Rico; Senior Vice President of the Puerto Rico Investors Tax-Free Family of Funds; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico from [ ] to [ ].	N/A	[None]

Javier Rubio ([ ])	Co-President	Co-President since [ ]	Senior Vice President of Banco Popular de Puerto Rico and Manager of Banco Popular’s Fiduciary Services Division since 2007; Executive Vice President, Central Hispano International, Inc. from [ ] to [ ] and Second Vice President and Investment Portfolio Manager, Investment Division of Banco Popular from [ ] to [ ].	N/A	[None]

José González ([ ])	Treasurer	Treasurer since 2014	Vice President of Banco Popular and Manager of the Mutual Funds Administration Group since 2014 and Manager of the Popular Fiduciary Services Division since 2019.	N/A	[None]

Luis Aníbal Avilés ([ ])	Secretary	Secretary since 2019	Attorney, Professor of Law, University of Puerto Rico School of Law since 2008.	N/A	[None]

*

The address of the Officers, except for Messrs. Highley and Avilés, is 209 Muńoz Rivera Ave., Banco Popular Center, Suite 1112, Hato Rey, PR 00919. Mr. Highley’s address is UBS Financial Services Incorporated of Puerto Rico, Penthouse Floors, 250 Muńoz Rivera Avenue, San Juan, Puerto Rico 00918, and Mr. Avilés’ address is University of Puerto Rico School of Law, 7 Universidad Avenue, San Juan, Puerto Rico 00925.

**

[Each Director serves until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 80. Each officer is elected by and serves at the pleasure of the Board.]

Compensation of Directors. Each Independent Fund Director receives a stipend from the Fund plus expenses for attendance at each meeting of the Fund’s Board of Directors or committee thereof. The Independent Fund Directors do not receive retirement or other benefits as part of their compensation.

Name	Aggregate Compensation from the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Affiliated Funds(2)
Gabriel Pagán Pedrero	[•]	N/A	N/A	[•]

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Luis M. Pellot-González	[•]	N/A	N/A	[•]
Carlos Nido	[•]	N/A	N/A	[•]
Jorge I. Vallejo	[•]	N/A	N/A	[•]
Clotilde Pérez	[•]	N/A	N/A	[•]
Enrique Vila del Corral	[•]	[•]	[•]	[•]
(1)	Amount for the calendar year ended December 31, 2020.
(2)

Amount for the calendar year ended December 31, 2020 and does not include amounts, if any, related to reimbursement for expenses related to attendance at such board meetings or meetings of committees thereof.

[As of [•], 2021, based on information provided by each of the Independent Directors, none of them exercise control over the Fund as defined by Section 2(a)(9) of the Investment Company Act.]

Board Diversification and Director Qualifications.    In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Gabriel Pagán Pedrero

[        ]

Luis M. Pellot-González

[        ]

Carlos J. Nido

[        ]

Jorge I. Vallejo

[        ]

Clotilde Pérez

[        ]

Enrique Vila del Corral

[        ]

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Beneficial Ownership of Stock of the Fund and the [•] Family of Investment Companies by Each Director

The following table sets forth the dollar range of equity securities beneficially owned by each director as of December 31, 2020:

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Directors in the [•] Family of Investment Companies
Gabriel Pagán Pedrero	[•]	[•]
Luis M. Pellot-González	[•]	[•]
Carlos Nido	[•]	[•]
Jorge I. Vallejo	[•]	[•]
Clotilde Pérez	[•]	[•]
Enrique Vila del Corral	[•]	[•]

[As of [•], 2021, no director who is not an interested person of the Fund or any of his or her immediate family members owns beneficially or of record, any security issued by the Investment Advisers, the Fund’s principal underwriters or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Investment Advisers, or the Fund’s principal underwriters.]

INVESTMENT ADVISERS AND PORTFOLIO MANAGERS

Investment Advisory Services

Investment Advisory and Administrative Services

Subject to the supervision of the Board, investment advisory services will be provided jointly to the Fund by the Investment Advisers, pursuant to separate investment advisory contracts by and among each Investment Adviser (the “Advisory Agreements”) and the Fund. PAM’s principal business address is Popular Center Building, North Tower, 4th Floor, 208 Ponce de León Avenue, San Juan, PR 00918. PAM is a limited liability company organized and having its principal office and place of business in Puerto Rico. As of [    ], 2021, PAM serves as investment adviser or co-investment adviser to funds, including the Affiliated Funds with combined portfolio assets of approximately $[ ] billion. UBS Asset Managers’ principal business address is 250 Muñoz Rivera Avenue, 10th Floor, San Juan, Puerto Rico 00918. UBS Trust Company of Puerto Rico is a trust company registered under the Trust Companies Act of Puerto Rico. As of [    ], 2021, UBS Asset Managers serves as investment adviser or co-investment adviser to funds, including the Affiliated Funds with combined portfolio assets of approximately $[ ] billion.

Pursuant to the Advisory Agreements, the Investment Advisers provide a complete and continuous investment program for the Fund and make investment decisions and place orders to buy, sell or hold particular securities and other investments. As compensation for their investment advisory services related to the Fund, each Investment Adviser receive an investment advisory fee from the Fund. This fee is payable monthly and is calculated on the basis of [0.75% of the average weekly net assets] plus the liquidation value of all outstanding debt securities of the Fund.

Pursuant to the Advisory Agreements, no Investment Adviser is liable for any loss, expense, cost, or liability arising out of any error in judgment or any action or omission, including any instruction given to the Fund’s custodian unless (i) such action or omission involved an officer, director, employee, or agent of an Investment Adviser, and (ii) such loss, expense, cost, or liability arises out of such Investment Adviser’s gross negligence, willful malfeasance, bad faith or reckless disregard of the Investment Adviser’s duties. Each Investment Adviser may rely on any notice or communication (written or oral) reasonably believed by it to be genuine. These limitations shall not act to relieve

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each of the Investment Advisers from any responsibility or liability for any responsibility, obligation or duty that each of the Investment Advisers may have under state statutes, the laws of Puerto Rico, or any federal securities law which is not waivable.

Unless earlier terminated as described below, the Advisory Agreements are initially in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually by a vote of a majority of the Independent Directors. The Advisory Agreements provide that they will terminate automatically if assigned (as defined in the Investment Company Act). The Advisory Agreements also provide that they may be terminated without penalty (i) at any time by a unanimous vote of the Independent Directors, (ii) on 60 days’ written notice by an Investment Adviser or (iii) on 60 days’ written notice to an Investment Adviser by the vote of a majority of the outstanding voting securities of the Fund.

The following table sets forth the management fee paid by the Fund for the last three fiscal years:

	Management Fee Net of Expense Reimbursement Paid	Expense Reimbursement
Fiscal year ended August 31, 2020	$ [•]	$ [•]
Fiscal year ended August 31, 2019	$ [•]	$ [•]
Fiscal year ended August 31, 2018	$ [•]	$ [•]

Administrative Services

[    ] serves as the Fund’s administrator. It has its principal office and place of business at [    ]. Pursuant to an Administration Agreement between the Fund and [    ] and subject to the overall supervision of the Board, [    ] provides facilities and personnel to the Fund in the performance of certain services including the weekly determination of the Fund’s net asset value and net income. As compensation for its administration services to the Fund, [    ] receives an administration fee. This fee is payable monthly and is calculated on the basis of 0.15% of the average weekly [net] assets plus the liquidation value of all outstanding debt securities of the Fund.

The following table sets forth the administration fee paid by the Fund for the last three fiscal years:

Administration Fee Paid
Fiscal year ended August 31, 2020	$ [•]
Fiscal year ended August 31, 2019	$ [•]
Fiscal year ended August 31, 2018	$ [•]

The Advisory Agreement was reviewed and approved by the Board and by a majority of the Independent Directors. In connection with such approval, the Board and the Independent Directors reviewed the nature and the quality of the services provided and to be provided by UBS Asset Managers and PAM and their affiliates pursuant to these agreements, determined that the nature and quality of these services are at least equal to the nature and quality of the services provided by other entities offering the same or similar services, and that the fees charged by UBS Asset Managers and PAM for such services are fair and reasonable in light of the usual and customary charges made by other entities for services of the same nature and quality, and concluded that these agreements are in the best interests of the Fund and its stockholders. [A discussion regarding the basis for the Board’s approving the continuation of the Advisory Agreement is available in the Fund’s [annual or semi-annual report] to stockholders for the [year/six months ended [                    ], 20[    ].]

Other Services

The Fund’s securities and cash are held under a custody agreement between the Fund and [    ], pursuant to which [    ] serves as custodian for the Fund. As compensation for its custody services, [    ] receives a fee as agreed from time to time with [    ] Fund. Such fee is at a rate customarily paid to other custodians for the provision of similar services.

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Pursuant to the terms of a Transfer Agency, Registrar, and Stockholder Servicing Agreement between the Fund and [    ], [    ] is responsible for maintaining a register of the common stock and stockholders of record, as well as opening and maintaining stockholder accounts for the Fund. As compensation for its transfer agency, registrar, dividend disbursing and stockholder services, [     ] receives a fee as agreed from time to time with the Fund. Such fee is at a rate customarily paid to other transfer agents for the provision of similar services.

[In addition to each Investment Adviser’s management fee, the Fund pays all of its other costs and expenses of its operations, including compensation of its directors (other than those affiliated with the Investment Advisers), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing stock, expenses of issuing any preferred stock, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before payment of distributions to stockholders.]

[    ]

Other Expenses

[    ]

Independent Registered Public Accounting Firm. [     ], with offices located at [•], serves as the Fund’s independent registered public accounting firm.

Portfolio Managers.    Unless otherwise indicated, the information below is provided as of the date of this SAI.

[    ] and [    ] are each responsible for the execution of specific investment strategies and day-to-day investment operations of the Fund. Each of [    ] and [    ] manages the Fund using a team of analysts and portfolio managers. The day-to-day operation of the Fund and the execution of its specific investment strategies is the primary responsibility of [    ] and [    ], the designated portfolio managers of the Fund (the “Portfolio Managers”).

Other Accounts Managed by the Portfolio Managers.    The Portfolio Managers also have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below.

Number of Other Accounts Managed and Assets by Account Type as of August 31, 2020

Portfolio Manager	Type of Account Managed	Total Number of Accounts	Total Assets	Number of Accounts with Performance Based Fees	Assets of Accounts with Performance Based Fees
[ ]	Registered Investment Companies	[•]	$[•]	[•]	$	[•]
	Other Pooled Investment Vehicles	[•]	$[•]	[•]	$	[•]
	Other Accounts	[•]	$[•]	[•]	$	[•]
[ ]	Registered Investment Companies	[•]	$[•]	[•]	$	[•]
	Other Pooled Investment Vehicles	[•]	$[•]	[•]	$	[•]
	Other Accounts	[•]	$[•]	[•]	$	[•]

[As described above, the Portfolio Managers manages other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the Investment Advisers may vary among these accounts and the Portfolio Managers may personally invest in some but not all of these accounts. In addition, certain accounts may be subject to performance-based fees. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited

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investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Portfolio Managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Investment Advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, the Investment Advisers have adopted trade allocation procedures so that accounts with like investment strategies are treated fairly and equitably over time.]

The following is a description of the portfolio manager compensation structure of [    ]:

[Portfolio Manager Compensation at UBS Asset Managers.    Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Salary.    Base pay is determined based upon an analysis of the Portfolio Manager’s general performance, experience, and market levels of base pay for such position.

Bonus.    The Portfolio Manager is eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of [    ].

A portion of the Portfolio Manager’s annual cash bonus is based on the Fund’s pre-tax investment performance, generally measured over the past one- and three or five-year periods unless the Portfolio Manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group. A portion of the cash bonus is based on a qualitative evaluation made by the Portfolio Manager’s supervisor taking into consideration a number of factors, including the Portfolio Manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with the [     ]’s policies and procedures. The final factor influencing a portfolio manager’s cash bonus is the financial performance of the [     ] based on its operating earnings.

Deferred Compensation.    Certain key employees of [    ], including certain portfolio managers, have received profits interests in [    ] which entitle their holders to participate in the firm’s growth over time.

Retirement Plans and arrangements. [•]

There are generally no differences between the methods used to determine compensation with respect to the Fund and the other accounts shown in the table above.]

Potential Material Conflicts of Interest.     Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. [    ] seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

[If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, [    ] has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, [     ] determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, the [     ] may be limited by the client with respect to the selection of brokers or may be instructed to direct

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trades through a particular broker. In these cases, [ ] may place separate, non-simultaneous, transactions for the Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where [ ] has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.]

The Investment Advisers have adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Ownership of Fund Stock by the Portfolio Managers.    As of August 31, 2020, the Portfolio Managers beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) stock of the Fund having values within the indicated dollar ranges.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
[ ]	$[•]
[ ]	$[•]

CODE OF ETHICS

The Board of Directors has adopted a Code of Ethics. The Code of Ethics requires directors and officers of the Fund who are officers or employees of the Investment Advisers or the Trustee to comply with various requirements in connection with the securities transactions by such officers or employees, including obtaining pre-authorization for certain transactions. It also imposes on these directors and officers certain confidentiality obligations, limitations on outside business activities, and certain other obligations. The Code of Ethics also requires Independent Directors to fully report securities transactions in their accounts and related accounts by each such director. [The Code of Ethics also prohibits the Investment Advisers, including the Portfolio Managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund stockholders, are placed before the interests of personnel in connection with personal investment transactions. Text-only versions of the Code of Ethics of the Fund and the Investment Advisers can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov.]

PROXY VOTING POLICIES

[The Board of Directors of the Fund has delegated the voting of proxies for the Fund’s securities to the Investment Advisers pursuant to the Investment Advisers’ proxy voting guidelines and procedures (the “Proxy Voting Guidelines”). Under the Proxy Voting Guidelines, the Investment Advisers will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. In the case of a conflict of interest, the proxy would be submitted to the Board to determine how the proxy should be voted. A member of the Investment Advisers’ legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the Board and made available to stockholders as required by applicable rules. If applicable, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (787) 751-5452 or from the Fund’s website at http://www.[•].com, and on the SEC’s website at http://www.sec.gov.]

PORTFOLIO TRANSACTIONS AND BROKERAGE

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Subject to policies established by the Board, the Investment Advisers will be responsible for the execution of the Fund’s portfolio transactions. In executing portfolio transactions, the Investment Advisers will seek to obtain the best net results for the Fund, taking into account such factors as the price (including the applicable dealer spread or brokerage commission), size of order, difficulty of execution, and operational facilities of the firm involved. Most securities in which the Fund will invest are traded on a “net” basis without a stated commission through dealers acting for their own account and not as brokers. Prices paid to dealers in principal transactions of such securities generally include a “spread”, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time.

In placing orders with dealers, the Investment Advisers generally will attempt to obtain the best net price and the most favorable execution of their orders. The Investment Advisers may purchase and sell portfolio securities from and to dealers who provide the Fund with research analysis, statistical, or pricing advice or similar services. Portfolio transactions will not be directed by the Fund to dealers solely on the basis of research and advice provided. In selecting brokers and dealers, the Investment Advisers will consider the full range and quality of a broker’s or dealer’s services. Factors considered by the Investment Advisers in selecting brokers and dealers may include the following: price; the broker’s or dealer’s facilities; the broker’s or dealer’s reliability and financial responsibility; when relevant, the ability of the broker or dealer to effect securities transactions, particularly with regard to such aspects as the type of security (e.g., Puerto Rico obligations), timing, order size and execution of orders; and the research and other services provided by that broker or dealer to the respective Investment Advisers (and the Investment Advisers’ arrangements relating thereto) that are expected to enhance the Investment Advisers’ general portfolio management capabilities, notwithstanding that the Fund may not be the direct or exclusive beneficiary of those services. While the Investment Advisers generally seek the best price in placing orders, the Fund may not necessarily be paying the lowest price available. Commission rates are one factor considered together with other factors. The Investment Advisers will not be obligated to seek in advance competitive bidding for the most favorable commission rate applicable to any particular transaction for the Fund or to select any broker-dealer on the basis of its purported “posted” commission rate. The Investment Advisers, in their discretion, may cause the Fund to pay a commission in excess of the amount another broker or dealer would have been charged for effecting that transaction, provided the respective Investment Adviser has determined in good faith that such commission is reasonable in relation to the value of the brokerage and/or research provided by the broker to such Investment Adviser. Research services furnished by the brokers or dealers through which or with which the Fund effects securities transactions may be used by the Investment Advisers in advising their other accounts (including the Affiliated Parties (defined below)), and conversely, research services furnished to the Investment Advisers in connection with their other accounts or such other funds may be used in advising the Fund.

The Investment Advisers may seek to allocate among advisory clients, including the Fund, the opportunity to purchase or sell a security or investment that may be both desirable and suitable for one or more of their clients, but for which there is a limited supply or demand, although there can be no assurance of equality of treatment according to any particular or predetermined standards or criteria. Where, because of prevailing market conditions, it is not possible to obtain the same price or time of execution for all of the securities or other investments purchased or sold for the Fund, transactions for the Fund may be reported with the average price of these transactions.

The Investment Advisers may, on an aggregated basis, purchase or sell the same security for more than one client to obtain a favorable price to the extent permitted by applicable law. These orders may be averaged as to price and allocated as to amount according to each client’s daily purchase or sale orders or some other basis believed to be equitable in accordance with procedures adopted by the Board.

[Substantially all of the Fund’s trades are effected on a principal basis.] The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the last three fiscal years:

	Brokerage Commissions Paid	Brokerage Commissions Paid to Affiliates*
Fiscal year ended August 31, 2020	$ [•]	$ [•]
Fiscal year ended August 31, 2019	$ [•]	$ [•]
Fiscal year ended August 31, 2018	$ [•]	$ [•]

* Note that while [    ] is not presently an affiliated person of the Fund, it is included because it was affiliated in prior periods.

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[Under the Investment Company Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which [•] is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board, including a majority of the independent directors.]

BENEFICIAL OWNERS

[As of [•], 2021, the officers and directors of the Fund, in the aggregate, beneficially owned less than 1% of the Fund’s total outstanding common stock and less than 1% of the Fund’s total outstanding preferred stock.]

5% Stockholders

Information regarding stockholders or groups of stockholders who beneficially own more than 5% of a class of stock of the Fund is provided below. Information in the table below regarding the number and percentage of stock owned is based on a review of Schedule 13D and 13G filings and amendments made with respect to the Fund on or before [•], 2021.

Class	Stockholder Name and Address	Number of Shares of Common Stock Owned	Percentage Owned
[Common Stock]
[Preferred Stock]
[Footnotes]

TAXATION

[THIS SECTION IS NOT TO BE CONSTRUED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. PROSPECTIVE INVESTORS IN THE NOTES ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH SPECIFIC REFERENCE TO THEIR OWN TAX SITUATIONS, INCLUDING THE APPLICATION AND EFFECT OF OTHER TAX LAWS AND ANY POSSIBLE CHANGES IN THE TAX LAW AFTER THE DATE OF THIS PROSPECTUS.

The following discussion is a summary of the material Puerto Rico and United States federal income tax considerations that may be relevant to prospective investors in the Notes. The discussion in connection with the Puerto Rico income tax considerations is based on the current provisions of the Puerto Rico Internal Revenue Code of 2011, as amended (the “2011 P.R. Code”) and the regulations promulgated or applicable thereunder (the “P.R. Code Regulations”) issued by the Puerto Rico Treasury Department (the “PR Treasury”). The Puerto Rico income tax discussion is not intended to taxpayers that elected to determine their income tax liability and file their tax returns pursuant to the Puerto Rico Internal Revenue Code of 1994, as amended, (the “1994 P.R. Code”) for taxable years 2011 through 2015 (known as “Option 94 Election”) as allowed by the 2011 P.R. Code. If you are a taxpayer with an Option 94 Election, you should consult your tax advisor regarding the tax consequences of an investment in the Notes.

The United States federal income tax discussion is based on the current provisions of the United States Internal Revenue Code of 1986, as amended (the “U.S. Code”), and the regulations promulgated thereunder (the “U.S. Code Regulations”), any of which could be retroactively changed at any time and any such revocation could significantly modify the statements and opinions expressed herein. This discussion assumes that the Noteholders will be (a) bona fide residents of Puerto Rico (as determined under Section 937(a) of the U.S. Code and Treasury Regulation Section 1.937-1) (“Puerto Rico Individuals”) during the entire time the Puerto Rico Individuals own the Notes (b) corporations and other businesses organizations organized under the laws of Puerto Rico and whose principal office and place of business are in Puerto Rico (“Puerto Rico Entities”) or (c) United States holders (as defined below). The U.S. federal income tax consequences of a Noteholder that does not satisfy the assumptions described in the preceding sentence may differ from those described in the “United States Taxation” section below, and any such Noteholder should consult its tax advisers with respect to the tax consequences of owning and disposing of a Note.

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This discussion does not purport to deal with all aspects of Puerto Rico and United States federal income taxation that may be relevant to other types of investors in the Notes, particular investors in light of their investment circumstances, or to certain types of investors subject to special treatment under the 2011 P.R. Code or the U.S. Code (e.g., financial institutions, insurance companies, tax-exempt organizations, “controlled foreign corporations” or “passive foreign investment companies”).

The existing provisions of the statutes, regulations, judicial decisions, and administrative pronouncements on which this discussion is based are subject to change (even with retroactive effect).

Puerto Rico Taxation

Based on the foregoing and subject to the qualifications set forth herein, interest on the Notes received or accrued during a taxable year by a Puerto Rico Individual or a Puerto Rico Entity will be exempt from Puerto Rico income taxes imposed by the 2011 P.R. Code, provided that (i) the Fund is exempt from Puerto Rico income tax pursuant to the provisions of Section 1112.01 of the 2011 P.R. Code for each taxable year on which interest is paid or payable on the Notes, (ii) the interest is attributable to income derived by the Fund during the taxable year that is totally exempt from Puerto Rico income taxes under any provision of the 2011 P.R. Code (other than by virtue of Section 1112.01 thereto) (“Exempt Income”), and (iii) the total amount of exempt interest paid by the Fund during a taxable year is not greater than the excess of the Exempt Income received or accrued by the Fund prior to any date on which exempt interest is paid over the sum of (a) ”Exempt Dividends” (as defined in Section 1112.01 of the 2011 P.R. Code) distributed by the Fund during the taxable year and prior to such date, and (b) exempt interest paid by the Fund during the taxable year and prior to such date.

Interest on the Notes that is not designated by the Fund as exempt interest (“Taxable Interest”) will be subject to a 10% withholding tax unless the Noteholder elects not to be subject to the 10% withholding tax. If the interest on the Notes is Taxable Interest and is not otherwise subject to the 10% withholding tax, it will be subject to tax at the ordinary income tax rates. The maximum ordinary income tax rate under the 2011 P.R. Code is 33% for individuals and 39% for corporations. In addition, Taxable Interest may be subject to the alternate basic tax (“ABT”) in the case of Puerto Rico Individuals or the alternative minimum tax (“AMT”) in the case of Puerto Rico Entities. In general, the Puerto Rico Individuals and the Puerto Rico Entities must pay the ABT or AMT, as applicable, to the extent such tax exceeds the applicable regular income tax imposed by the 2011 P.R. You should consult your tax advisor regarding the application of the ABT and AMT in connection with an investment in the Notes.

The 2011 P.R. Code contains various provisions disallowing a deduction for expenses incurred by a taxpayer that are directly or indirectly attributable or allocable to interest that is exempt from Puerto Rico income tax. These provisions would be applicable to exempt interest on the Notes received by a Noteholder.

The 2011 P.R. Code does not provide any rules with respect to the treatment that applies to the excess of the “principal” amount due at maturity of a Note. This difference is generally referred to as “original issue discount” or “OID.” Under the current administrative practice followed by the PR Treasury, original issue discount is treated as interest.

Payment of Notes at maturity. In general, no gain or loss shall be recognized by a Noteholder upon the payment of a Note at maturity if the basis of such Note in the hands of the Noteholder is equal to the sum of the amount of cash and fair market value of any property paid by the Fund to the Noteholder as payment of the principal amount of the Note. If the basis of a Note in the hands of the Noteholder exceeds the sum of the amount of cash and the fair market value of any property paid by the Fund to the Noteholder as payment of the principal amount of the Note, then any such excess shall be treated by the Noteholder as a short term or long term capital loss, provided the Note is a capital asset in the hands of the Noteholder and depending on whether the Note has been held by the Noteholder for more than six months.

United States Taxation of Puerto Rico Individuals and Puerto Rico Entities

Treatment of the Fund. For purposes of the U.S. Code, the Fund is treated as a foreign corporation. Based on certain representations made by the Fund, it should not be treated as engaged in a trade or business within the United States for purposes of the U.S. Code. However, if it is determined that the Fund is engaged in a trade or business within the United States for purposes of the U.S. Code, and the Fund has taxable income that is effectively

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connected with such U.S. trade or business, the Fund will be subject to the regular U.S. corporate income tax on its effectively connected taxable income, and possibly to a 30% branch profits tax and state and local taxes as well. In addition, U.S. source interest income on certain debt obligations owned by the Fund that fall outside the portfolio interest exception generally will be subject to a 30% U.S. withholding tax. The imposition of a U.S. corporate income tax the Fund or a U.S. withholding tax on interest payments to the Fund could materially adversely affect the Fund’s ability to make payments on the Notes.

Treatment of the Notes. Upon issuance of the Notes, the Notes are expected to be treated as indebtedness for purposes of the U.S. Code.

The status of the Fund as a foreign corporation for purposes of the U.S. Code is relevant in determining the source of income of payments made by the Fund on the Notes that are treated as interest for purposes of the U.S. Code. The source of income of these payments is determined by examining a number of requirements, including a requirement that they are not treated as paid by a trade or business conducted by the Fund outside of Puerto Rico, as such determination is made under Section 884(f)(1)(A) of the U.S. Code and the U.S. Code Regulations issued thereunder. Based on certain representations made by the Fund, it should not be treated as engaged in the conduct of a trade or business outside Puerto Rico and, therefore, payments made by the Fund that are treated as interest for purposes of the U.S. Code should meet the above described requirement, provided that the conduit rules described in “Conduit Arrangements” below are inapplicable.

Puerto Rico Individuals. Based on the provisions of the U.S. Code and the U.S. Code Regulations, paid or accrued interest on the Notes derived by a Puerto Rico Individual will constitute gross income from sources within Puerto Rico, and therefore will be excludable from gross income for purposes of the U.S. Code under Section 933 thereof, provided that (i) the conduit rules described in “Conduit Arrangements” below are inapplicable and (ii) the paid or accrued interest on the Notes is not effectively connected with the conduct of a trade or business within the United States by such Puerto Rico Individual.

In general, any gain from the sale, exchange, redemption, retirement or other taxable disposition of the Notes by a Puerto Rico Individual should not be subject to U.S. federal income tax, provided that the Notes are not effectively connected with the conduct of a trade or business within the United States by such Puerto Rico Individual.

Puerto Rico Entities. Paid or accrued interest on the Notes derived by a Puerto Rico Entity will not be subject to taxation under the U.S. Code, provided that (i) such Puerto Rico Entity is not treated as a domestic corporation for purposes of the U.S. Code; and (iii) paid and accrued interest on the Notes is not effectively connected with the conduct of a trade or business in the United States by such Puerto Rico Entity.

In general, any gain from the sale, exchange, redemption, retirement or other taxable disposition of the Notes by a Puerto Rico Entity should not be subject to U.S. federal income tax, provided that (i) such Puerto Rico Entity is not treated as a domestic corporation for purposes of the U.S. Code and (ii) the Notes are not effectively connected with the conduct of a trade or business within the United States by such Puerto Rico Entity.

Puerto Rico Entities that are treated as partnerships for purposes of the U.S. Code are subject to special rules which, in general, require a partner to report its distributive share of the income or gain generated by the Puerto Rico Entity and to determine the tax consequences under the U.S. Code of such amounts based on such treatment. The U.S. Code provides special rules for Puerto Rico Entities that are “controlled foreign corporations,” “personal holding companies” or “passive foreign investment companies.”

Conduit Arrangement. Puerto Rico Individuals and Puerto Rico Entities should note that the U.S. Code Regulations under Section 937(b) of the U.S. Code provide an exception to the general source of income rules that apply by establishing an exception for income derived in “conduit arrangements.” Under the rules of the regulations, income that is otherwise treated as income from sources within Puerto Rico under the general source of income rules is treated as income from sources outside Puerto Rico and not excludable from gross income under Section 933 of the U.S. Code if it consists of income derived in a “conduit arrangement.” In general, the regulations describe a “conduit arrangement” as one in which pursuant to a plan or arrangement income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a like kind) to a third person in exchange for one or more payments constituting income from sources within the United States. Based on the current language of the regulations and the guidance offered therein, an investment in the Notes

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is not expected to be the type of transaction intended to be covered by these rules, and therefore, paid and accrued interest on the Notes is expected to be treated as income from sources within Puerto Rico. The Fund does not plan to obtain a ruling from the IRS with respect to the U.S. federal income tax treatment of an investment in the Notes, and no assurance can be given that the IRS or the U.S. courts will agree with the tax treatment described herein. Accordingly, Puerto Rico Individuals and Puerto Rico Entities may want to seek the advice of their own tax advisors.

United States Taxation of United States Holders

This summary does not cover all of the possible tax consequences relating to the ownership of the Notes and the receipt of interest thereon, and it is not intended as tax advice to any person. In addition, this summary does not address every single type of Note that may be issued by the Fund. This summary is based on the U.S. Code, its legislative history, existing and proposed regulations under the U.S. Code, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. This summary addresses only United States holders who hold the Notes as capital assets, and does not address any special classes of holders of the Notes. In addition, this section deals only with Notes that are due to mature 30 years or less from the date on which they are issued and does not deal with Notes that are subject to the special rules governing contingent payment debt instruments under the U.S. Code and Code Regulations. Please consult your own tax advisor concerning the consequences of owning these Notes in your particular circumstances under the U.S. Code and the laws of any other taxing jurisdiction.

This section describes the tax consequences to a United States holder. You are a United States holder if you are a beneficial owner of a Note and you are, for United States federal income tax purposes:

•	a citizen or resident of the United States (but not including a Puerto Rico Individual),

•	a domestic corporation (including an entity treated as a domestic corporation for United States federal income tax purposes),

•	an estate whose income is subject to United States federal income tax regardless of its source, or

•

a trust if a United States court can exercise primary supervision over the trust’s administration and one or more United States persons are authorized to control all substantial decisions of the trust.

If an entity or arrangement that is treated as a partnership for United States federal income tax purposes holds the Notes, the United States federal income tax treatment of a partner will generally depend on the status of the partner and the tax treatment of the partnership. A partner in a partnership holding the Notes should consult its tax advisor with regard to the United States federal income tax treatment of an investment in the Notes.

Payments of interest. Except as described below in the case of interest on a discount Note that is not qualified stated interest, each as defined below under “—Original issue discount—General”, you will be taxed on any interest on your Note, whether payable in U.S. dollars or a foreign currency, including a composite currency or basket of currencies other than U.S. dollars, as ordinary income at the time you receive the interest or when it accrues, depending on your method of accounting for tax purposes.

Interest paid by Fund on the Notes and original issue discount, if any, accrued with respect to the Notes (as described below under “—Original issue discount”) and any additional amounts paid with respect to withholding tax on the Notes, including withholding tax on payments of such additional amounts is generally income from sources outside the United States subject to the rules regarding the foreign tax credit allowable to a United States holder. Under the foreign tax credit rules, interest, original issue discount and additional amounts will generally be “passive category” income which is treated separately from other types of income for purposes of computing the foreign tax credit.

Cash Basis Taxpayers. If you are a taxpayer that uses the cash receipts and disbursements method of accounting for tax purposes and you receive an interest payment that is denominated in, or determined by reference to, a foreign currency, you would recognize income equal to the U.S. dollar value of the interest payment, based on

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the exchange rate in effect on the date of receipt, regardless of whether you actually convert the payment into U.S. dollars.

Accrual Basis Taxpayers. If you are a taxpayer that uses an accrual method of accounting for tax purposes, you may determine the amount of income that you recognize with respect to an interest payment denominated in, or determined by reference to, a foreign currency by using one of two methods. Under the first method, you will determine the amount of income accrued based on the average exchange rate in effect during the interest accrual period or, with respect to an accrual period that spans two taxable years, that part of the period within the taxable year.

If you elect the second method, you would determine the amount of income accrued on the basis of the exchange rate in effect on the last day of the accrual period, or, in the case of an accrual period that spans two taxable years, the exchange rate in effect on the last day of the part of the period within the taxable year. Additionally, under this second method, if you receive a payment of interest within five business days of the last day of your accrual period or taxable year, you may instead translate the interest accrued into U.S. dollars at the exchange rate in effect on the day that you actually receive the interest payment. If you elect the second method it will apply to all debt instruments that you hold at the beginning of the first taxable year to which the election applies and to all debt instruments that you subsequently acquire. You may not revoke this election without the consent of the IRS.

When you actually receive an interest payment, including a payment attributable to accrued but unpaid interest upon the sale or retirement of your Note, denominated in, or determined by reference to, a foreign currency for which you accrued an amount of income, you may be required to recognize foreign currency gain or loss. Foreign currency gain or loss is ordinary income or loss (which will not be treated as interest income or expense) measured by the difference, if any, between the U.S. dollar value of the foreign currency payment you receive (determined based on the exchange rate on the date the payment is received) in respect of the accrual period and the U.S. dollar value of interest income that you accrued during the accrual period (as determined above). Foreign currency gain or loss must be recognized regardless of whether you actually convert the payment into U.S. dollars.

Original issue discount

General. If you own a Note, other than a short-term Note with a term of one year or less, it will be treated as a discount Note issued at an original issue discount if the amount by which the Note’s stated redemption price at maturity exceeds its issue price is more than a de minimis amount. Generally, a Note’s issue price will be the first price at which a substantial amount of Notes included in the issue of which the Note is a part is sold to persons other than bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents, or wholesalers. A Note’s stated redemption price at maturity is the total of all payments provided by the Note that are not payments of qualified stated interest. Generally, an interest payment on a Note is qualified stated interest if it is one of a series of stated interest payments on a Note that are unconditionally payable at least annually at a single fixed rate, with certain exceptions for lower rates paid during some periods, applied to the outstanding principal amount of the Note. There are special rules for variable rate Notes that are discussed under “—Variable Rate Notes”.

In general, your Note is not a discount Note if the amount by which its stated redemption price at maturity exceeds its issue price is less than the de minimis amount of 1/4 of 1 percent of its stated redemption price at maturity multiplied by the number of complete years to its maturity. Your Note will have de minimis original issue discount if the amount of the excess is less than the de minimis amount. If your Note has de minimis original issue discount, you must include the de minimis amount in income as stated principal payments are made on the Note, unless you make the election described below under “—Election to Treat All Interest as Original Issue Discount”. You can determine the includible amount with respect to each such payment by multiplying the total amount of your Note’s de minimis original issue discount by a fraction equal to:

•	the amount of the principal payment made

divided by:

•	the stated principal amount of the Note.

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Generally, if your discount Note matures more than one year from its date of issue, you must include original issue discount, or OID, in income before you receive cash attributable to that income. The amount of OID that you must include in income is calculated using a constant-yield method, and generally you will include increasingly greater amounts of OID in income over the life of your Note. More specifically, you can calculate the amount of OID that you must include in income by adding the daily portions of OID with respect to your discount Note for each day during the taxable year or portion of the taxable year that you hold your discount Note. You can determine the daily portion by allocating to each day in any accrual period a pro rata portion of the OID allocable to that accrual period. You may select an accrual period of any length with respect to your discount Note and you may vary the length of each accrual period over the term of your discount Note. However, no accrual period may be longer than one year and each scheduled payment of interest or principal on the discount Note must occur on either the first or final day of an accrual period.

You can determine the amount of OID allocable to an accrual period by:

•	multiplying your discount Note’s adjusted issue price at the beginning of the accrual period by your Note’s yield to maturity, and then

•	subtracting from this figure the sum of the payments of qualified stated interest on your Note allocable to the accrual period.

You must determine the discount Note’s yield to maturity on the basis of compounding at the close of each accrual period and adjusting for the length of each accrual period. Further, you determine your discount Note’s adjusted issue price at the beginning of any accrual period by:

•	adding your discount Note’s issue price and any accrued OID for each prior accrual period, and then

•	subtracting any payments previously made on your discount Note that were not qualified stated interest payments.

If an interval between payments of qualified stated interest on your discount Note contains more than one accrual period, then, when you determine the amount of OID allocable to an accrual period, you must allocate the amount of qualified stated interest payable at the end of the interval, including any qualified stated interest that is payable on the first day of the accrual period immediately following the interval, pro rata to each accrual period in the interval based on their relative lengths. In addition, you would increase the adjusted issue price at the beginning of each accrual period in the interval by the amount of any qualified stated interest that has accrued prior to the first day of the accrual period but that is not payable until the end of the interval. You may compute the amount of OID allocable to an initial short accrual period by using any reasonable method if all other accrual periods, other than a final short accrual period, are of equal length.

The amount of OID allocable to the final accrual period is equal to the difference between:

•	the amount payable at the maturity of your Note, other than any payment of qualified stated interest, and

•	your Note’s adjusted issue price as of the beginning of the final accrual period.

Acquisition Premium. If you purchase your Note for an amount that is less than or equal to the sum of all amounts, other than qualified stated interest, payable on your Note after the purchase date but is greater than the amount of your Note’s adjusted issue price, as determined above under “—General”, the excess is acquisition premium. If you do not make the election described below under “—Election to Treat All Interest as Original Issue Discount”, then you must reduce the daily portions of OID by a fraction equal to:

•	the excess of your adjusted basis in the Note immediately after purchase over the adjusted issue price of the Note divided by:

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•	the excess of the sum of all amounts payable, other than qualified stated interest, on the Note after the purchase date over the Note’s adjusted issue price.

Pre-Issuance Accrued Interest. An election may be made to decrease the issue price of your Note by the amount of pre-issuance accrued interest if:

•	a portion of the initial purchase price of your Note is attributable to pre-issuance accrued interest (i.e., interest that has accrued prior to the issue date),

•	the first stated interest payment on your Note is to be made within one year of your Note’s issue date, and

•	the payment will equal or exceed the amount of pre-issuance accrued interest.

If this election is made, a portion of the first stated interest payment will be treated as a return of the excluded pre-issuance accrued interest and not as an amount payable on your Note.

Notes Subject to Contingencies Including Optional Redemption. Your Note is subject to a contingency if it provides for an alternative payment schedule or schedules applicable upon the occurrence of a contingency or contingencies, other than a remote or incidental contingency, whether such contingency relates to payments of interest or of principal. In such a case, you must determine the yield and maturity of your Note by assuming that the payments will be made according to the payment schedule most likely to occur if:

•	the timing and amounts of the payments that comprise each payment schedule are known as of the issue date and

•	one of such schedules is significantly more likely than not to occur.

If there is no single payment schedule that is significantly more likely than not to occur, other than because of a mandatory sinking fund, you must include income on your Note in accordance with the general rules that govern contingent payment obligations. You should also consult your tax advisor about the tax consequences of investing in a Note that is subject to the rules that govern contingent payment obligations under the U.S. Code.

Notwithstanding the general rules for determining yield and maturity, if your Note is subject to contingencies, and we have an unconditional option or options that, if exercised, would require payments to be made on the Note under an alternative payment schedule or schedules, then we will be deemed to exercise or not exercise an option or combination of options in the manner that minimizes the yield on your Note.

If a contingency, including the exercise of an option, actually occurs or does not occur contrary to an assumption made according to the above rules then, except to the extent that a portion of your Note is repaid as a result of this change in circumstances and solely to determine the amount and accrual of OID, you must redetermine the yield and maturity of your Note by treating your Note as having been retired and reissued on the date of the change in circumstances for an amount equal to your Note’s adjusted issue price on that date.

Election to Treat All Interest as Original Issue Discount. You may elect to include in gross income all interest that accrues on your Note using the constant-yield method described above under “—General”, with the modifications described below. For purposes of this election, interest will include stated interest, OID, de minimis original issue discount, market discount, de minimis market discount and unstated interest, as adjusted by any amortizable bond premium, described below under “—Notes purchased at a premium,” or acquisition premium.

If you make this election for your Note, then, when you apply the constant-yield method:

•	the issue price of your Note will equal your cost,

•	the issue date of your Note will be the date you acquired it, and

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•	no payments on your Note will be treated as payments of qualified stated interest.

Generally, this election will apply only to the Note for which you make it; however, if the Note has amortizable bond premium, you will be deemed to have made an election to apply amortizable bond premium against interest for all debt instruments with amortizable bond premium, other than debt instruments the interest on which is excludible from gross income, that you hold as of the beginning of the taxable year to which the election applies or any taxable year thereafter. Additionally, if you make this election for a market discount Note, you will be treated as having made the election discussed below under “—Market discount” to include market discount in income currently over the life of all debt instruments having market discount that you acquire on or after the first day of the first taxable year to which the election applies. You may not revoke any election to apply the constant-yield method to all interest on a Note or the deemed elections with respect to amortizable bond premium or market discount Notes without the consent of the IRS.

Variable Rate Notes. Your Note will be a variable rate Note if:

•	your Note’s issue price does not exceed the total noncontingent principal payments by more than the lesser of:

1.	.015 multiplied by the product of the total noncontingent principal payments and the number of complete years to maturity from the issue date, or

2.	15 percent of the total noncontingent principal payments; and

•	your Note provides for stated interest, compounded or paid at least annually, only at:

1.	one or more qualified floating rates,

2.	a single fixed rate and one or more qualified floating rates,

3.	a single objective rate, or

4.	a single fixed rate and a single objective rate that is a qualified inverse floating rate; and

•

the value of any variable rate on any date during the term of your Note is set no earlier than three months prior to the first day on which that value is in effect and no later than one year following that first day.

Your Note will have a variable rate that is a qualified floating rate if:

•	variations in the value of the rate can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds in the currency in which your Note is denominated; or

•	the rate is equal to such a rate either:

1.	multiplied by a fixed multiple that is greater than 0.65 but not more than 1.35 or

2.	multiplied by a fixed multiple greater than 0.65 but not more than 1.35, and then increased or decreased by a fixed rate.

If your Note provides for two or more qualified floating rates that are within 0.25 percentage points of each other on the issue date or can reasonably be expected to have approximately the same values throughout the term of the Note, the qualified floating rates together constitute a single qualified floating rate.

Your Note will not have a qualified floating rate, however, if the rate is subject to certain restrictions (including caps, floors, governors, or other similar restrictions) unless such restrictions are caps, floors or governors

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that are fixed throughout the term of the Note or such restrictions are not reasonably expected to significantly affect the yield on the Note.

Your Note will have a variable rate that is a single objective rate if:

•	the rate is not a qualified floating rate, and

•

the rate is determined using a single, fixed formula that is based on objective financial or economic information that is not within the control of or unique to the circumstances of the issuer or a related party.

Your Note will not have a variable rate that is an objective rate, however, if it is reasonably expected that the average value of the rate during the first half of your Note’s term will be either significantly less than or significantly greater than the average value of the rate during the final half of your Note’s term.

An objective rate as described above is a qualified inverse floating rate if:

•	the rate is equal to a fixed rate minus a qualified floating rate and

•	the variations in the rate can reasonably be expected to inversely reflect contemporaneous variations in the cost of newly borrowed funds.

Your Note will also have a single qualified floating rate or an objective rate if interest on your Note is stated at a fixed rate for an initial period of one year or less followed by either a qualified floating rate or an objective rate for a subsequent period, and either:

•	the fixed rate and the qualified floating rate or objective rate have values on the issue date of the Note that do not differ by more than 0.25 percentage points or

•	the value of the qualified floating rate or objective rate is intended to approximate the fixed rate.

In general, if your variable rate Note provides for stated interest at a single qualified floating rate or objective rate, or one of those rates after a single fixed rate for an initial period of one year or less meeting one of the two requirements described above, all stated interest on your Note is qualified stated interest. In this case, the amount of OID, if any, is determined by using, in the case of a qualified floating rate or qualified inverse floating rate, the value as of the issue date of the qualified floating rate or qualified inverse floating rate, or, for any other objective rate, a fixed rate that reflects the yield reasonably expected for your Note.

If your variable rate Note does not provide for stated interest at a single qualified floating rate or a single objective rate, and also does not provide for interest payable at a fixed rate other than a single fixed rate for an initial period of one year or less meeting one of the two requirements described above, you generally would determine the interest and OID accruals on your Note by:

•	determining a fixed rate substitute for each variable rate provided under your variable rate Note,

•	constructing the equivalent fixed rate debt instrument, using the fixed rate substitute described above,

•	determining the amount of qualified stated interest and OID with respect to the equivalent fixed rate debt instrument, and

•	adjusting for actual variable rates during the applicable accrual period.

When you determine the fixed rate substitute for each variable rate provided under the variable rate Note, you generally will use the value of each variable rate as of the issue date or, for an objective rate that is not a qualified inverse floating rate, a rate that reflects the reasonably expected yield on your Note.

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If your variable rate Note provides for stated interest either at one or more qualified floating rates or at a qualified inverse floating rate, and also provides for stated interest at a single fixed rate other than at a single fixed rate for an initial period of one year or less meeting one of the two requirements described above, you generally would determine interest and OID accruals by using the method described in the previous paragraph. However, your variable rate Note will be treated, for purposes of the first three steps of the determination, as if your Note had provided for a qualified floating rate, or a qualified inverse floating rate, rather than the fixed rate. The qualified floating rate, or qualified inverse floating rate, that replaces the fixed rate must be such that the fair market value of your variable rate Note as of the issue date approximates the fair market value of an otherwise identical debt instrument that provides for the qualified floating rate, or qualified inverse floating rate, rather than the fixed rate.

Short-Term Notes. In general, if you are an individual or other cash basis United States holder of a short-term Note (i.e., a Note with a maturity of one year or less), you are not required to accrue OID, as specially defined below for the purposes of this paragraph, for United States federal income tax purposes unless you elect to do so (although it is possible that you may be required to include any stated interest in income as you receive it). If you are an accrual basis taxpayer, a taxpayer in a special class, including, but not limited to, a regulated investment company, common trust fund, or a certain type of pass-through entity, or a cash basis taxpayer who so elects, you will be required to accrue OID on short-term Notes on either a straight-line basis or under the constant-yield method, based on daily compounding. If you are not required and do not elect to include OID in income currently, any gain you realize on the sale or retirement of your short-term Note will be ordinary income to the extent of the accrued OID, which will be determined on a straight-line basis unless you make an election to accrue the OID under the constant-yield method, through the date of sale or retirement. However, if you are not required and do not elect to accrue OID on your short-term Notes, you will be required to defer deductions for interest on borrowings allocable to your short-term Notes in an amount not exceeding the deferred income until the deferred income is realized.

When you determine the amount of OID subject to these rules, you must include all interest payments on your short-term Note, including stated interest, in your short-term Note’s stated redemption price at maturity.

Foreign Currency Discount Notes. If your discount Note is denominated in, or determined by reference to, a foreign currency, you must determine OID for any accrual period on your discount Note in the foreign currency and then translate the amount of OID into U.S. dollars in the same manner as stated interest accrued by an accrual basis United States holder, as described under “—United States federal income taxation—Payments of interest”. You may recognize foreign currency gain or loss, which will be ordinary income or loss, when you receive an amount attributable to OID in connection with a payment of interest or the sale or retirement of your Note.

Market discount

You will be treated as if you purchased your Note, other than a short-term Note, at a market discount, and your Note will be a market discount Note if:

•	you purchase your Note for less than its issue price as determined above under “—Original issue discount— General” and

•

the difference between the Note’s stated redemption price at maturity or, in the case of a discount Note, the Note’s revised issue price, and the price you paid for your Note is equal to or greater than 1/4 of 1 percent of your Note’s stated redemption price at maturity multiplied by the number of complete years to the Note’s maturity. To determine the revised issue price of your Note for these purposes, you generally add any OID that has accrued on your Note to its issue price.

If your Note’s stated redemption price at maturity or, in the case of a discount Note, its revised issue price, exceeds the price you paid for the Note by less than 1/4 of 1 percent of the Note’s stated redemption price at maturity multiplied by the number of complete years to the Note’s maturity, the excess constitutes de minimis market discount, and the rules discussed below are not applicable to you.

You must treat any gain you recognize on the maturity or disposition of your market discount Note as ordinary income to the extent of the accrued market discount on your Note not previously included in income. Alternatively,

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you may elect to include market discount in income currently over the life of your Note. If you make this election, it will apply to all debt instruments with market discount that you acquire on or after the first day of the first taxable year to which the election applies. You may not revoke this election without the consent of the IRS. If you own a market discount Note and do not make this election, you will generally be required to defer deductions for interest on borrowings allocable to your Note in an amount not exceeding the accrued market discount on your Note until the maturity or disposition of your Note.

If you own a market discount Note, the market discount would accrue on a straight-line basis unless you elect to accrue market discount using a constant-yield method. If you make this election, it will apply only to the Note with respect to which it is made and you may not revoke it. You would, however, not include accrued market discount in income unless you elect to do so as described above.

Notes purchased at a premium

If you purchase your Note for an amount in excess of its principal amount (or, in the case of a discount note, in excess of the sum of all amounts payable on the Note after the acquisition date (other than payments of qualified stated interest)), you may elect to treat the excess as amortizable bond premium. If you make this election, you will reduce the amount required to be included in your income each accrual period with respect to interest on your Note by the amount of amortizable bond premium allocable to that accrual period, based on your Note’s yield to maturity.

If the amortizable bond premium allocable to an accrual period exceeds your interest income from your Note for such accrual period, such excess is first allowed as a deduction to the extent of interest included in your income in respect of the Note in previous accrual periods and is then carried forward to your next accrual period. If the amortizable bond premium allocable and carried forward to the accrual period in which your Note is sold, retired or otherwise disposed of exceeds your interest income for such accrual period, you would be allowed an ordinary deduction equal to such excess.

If your Note is denominated in, or determined by reference to, a foreign currency, you will compute your amortizable bond premium in units of the foreign currency and your amortizable bond premium will reduce your interest income in units of the foreign currency. Gain or loss recognized that is attributable to changes in exchange rates between the time your amortized bond premium offsets interest income and the time of the acquisition of your Note is generally foreign currency gain or loss taxable as ordinary income or loss.

If you make an election to amortize bond premium, it will apply to all debt instruments, other than debt instruments the interest on which is excludible from gross income, that you hold at the beginning of the first taxable year to which the election applies or that you thereafter acquire, and you may not revoke it without the consent of the IRS. See also “—Original issue discount—Election to Treat All Interest as Original Issue Discount”.

Purchase, sale and retirement of the Notes

Your tax basis in your Note will generally be the U.S. dollar cost, as defined below, of your Note, adjusted by:

•	adding any OID or market discount previously included in income with respect to your Note, and then

•

subtracting any payments on your Note that are not qualified stated interest payments and any amortizable bond premium to the extent that such premium either reduced interest income on your Note or gave rise to a deduction on your Note.

If you purchase your Note with foreign currency, the U.S. dollar cost of your Note will generally be the U.S. dollar value of the purchase price on the date of purchase. However, if you are a cash basis taxpayer, or an accrual basis taxpayer if you so elect, and your Note is traded on an established securities market, as defined in the applicable U.S. Code Regulations, the U.S. dollar cost of your Note will be the U.S. dollar value of the purchase price on the settlement date of your purchase.

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You will generally recognize gain or loss on the sale or retirement of your Note equal to the difference between the amount you realize on the sale or retirement, excluding any amounts attributable to accrued but unpaid interest (which will be treated as interest payments), and your tax basis in your Note. If your Note is sold or retired for an amount in foreign currency, the amount you realize will be the U.S. dollar value of such amount on the date the Note is disposed of or retired, except that in the case of a Note that is traded on an established securities market, as defined in the applicable U.S. Code Regulations, a cash basis taxpayer, or an accrual basis taxpayer that so elects, will determine the amount realized based on the U.S. dollar value of the foreign currency on the settlement date of the sale.

You will recognize capital gain or loss when you sell or retire your Note, except to the extent:

•	described above under “—Original issue discount—Short-Term Notes” or “—Market discount”, or

•	attributable to changes in exchange rates as described below.

Capital gain of a noncorporate United States holder is generally taxed at preferential rates where the property is held for more than one year.

You must treat any portion of the gain or loss that you recognize on the sale or retirement of a Note as ordinary income or loss to the extent attributable to changes in exchange rates. However, you take exchange gain or loss into account only to the extent of the total gain or loss you realize on the transaction.

Exchange of amounts in other than U.S. dollars

If you receive foreign currency as interest on your Note or on the sale or retirement of your Note, your tax basis in the foreign currency will equal its U.S. dollar value when the interest is received or at the time of the sale or retirement. If you purchase foreign currency, you generally will have a tax basis equal to the U.S. dollar value of the foreign currency on the date of your purchase. If you sell or dispose of a foreign currency, including if you use it to purchase Notes or exchange it for U.S. dollars, any gain or loss recognized generally will be ordinary income or loss.

U. S. Code Regulations requiring disclosure of reportable transactions

U.S. Code Regulations require United States taxpayers to report certain transactions that give rise to a loss in excess of certain thresholds (a “Reportable Transaction”). Under these regulations, if the Notes are denominated in a foreign currency, a United States holder that recognizes a loss with respect to the Notes that is characterized as an ordinary loss due to changes in currency exchange rates (under any of the rules discussed above) would be required to report the loss on IRS Form 8886 (Reportable Transaction Statement) if the loss exceeds the thresholds set forth in the regulations. For individuals and trusts, this loss threshold is U.S. $50,000 in any single taxable year. For other types of taxpayers and other types of losses, the thresholds are higher. You should consult with your tax advisor regarding any tax filing and reporting obligations that may apply in connection with acquiring, owning and disposing of Notes.

Information with respect to foreign financial assets

A United States holder that owns “specified foreign financial assets” with an aggregate value in excess of U.S. $50,000 (and in some circumstances a higher threshold) may be required to file an information report with respect to such assets with its tax returns. “Specified foreign financial assets” may include financial accounts maintained by foreign financial institutions, as well as the following, but only if they are held for investment and not held in accounts maintained by financial institutions: (i) stocks and securities issued by non-U.S. persons, (ii) financial instruments and contracts that have non-U.S. issuers or counterparties and (iii) interests in foreign entities. United States holders are urged to consult their tax advisors regarding the application of this reporting requirement to their ownership of the Notes.

FATCA

The Foreign Account Tax Compliance Act generally imposes a 30% withholding tax upon payments of U.S. source income to certain “foreign financial institutions” or “non-financial foreign entities” (including “non-financial

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foreign territory entities”) unless certain certification and reporting requirements are satisfied. For these purposes, the Fund is treated as a “territory non-financial foreign entity.” If the Fund is unable to satisfy the certification and reporting requirements, the Fund’s U.S. source income may be reduced, inasmuch as it will be subject to the 30% withholding tax at the source. This reduction may negatively affect the ability of the Fund to fulfill its obligations under the Notes.

FINANCIAL STATEMENTS

The audited financial statements, financial highlights and notes thereto and the independent registered public accounting firm’s report thereon, appearing in the Fund’s Annual Report for the fiscal year ended August 31, 2020 and the unaudited financial statements, financial highlights and notes thereto appearing in the Fund’s [Semi-Annual Report for the reporting period ended February 28, 2021,] are incorporated herein by reference in this SAI. Such reports were completed before the Fund was registered under the Investment Company Act. The Fund’s Annual and Semi-Annual Shareholder Reports may be obtained without charge by calling (787) 751-5452 or on [•]’s website at www.[•].com. The information contained in, or that can be accessed through, the Fund’s website is not part of this SAI.

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APPENDIX A

RATINGS OF MUNICIPAL OBLIGATIONS AND DEBT SECURITIES

Description of Fitch Ratings’ (“Fitch”) Credit Rating Scales

Fitch Ratings’ credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.

Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. The agency’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The terms “investment-grade” and “speculative grade” have established themselves over time as shorthand to describe the categories “AAA” to “BBB” (investment grade) and “BB” to “D” (speculative grade). The terms “investment grade” and “speculative grade” are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. “Investment grade” categories indicate relatively low to moderate credit risk, while ratings in the “speculative” categories either signal a higher level of credit risk or that a default has already occurred.

Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Fitch Ratings’ credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch Ratings may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation). In such cases, the agency will make clear the assumptions underlying the agency’s opinion in the accompanying rating commentary.

Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the credit rating categories do not fully reflect small differences in the degrees of credit risk.

Fitch credit and other ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of any payments of any security. The credit ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

Analytical Considerations

When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue’s relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer’s financial strength and credit quality.

Investment-grade ratings reflect expectations of timeliness of payment. However, ratings of different classes of obligations of the same issuer may vary based on expectations of recoveries in the event of a default or liquidation.

B-1

Recovery expectations, which are the amounts expected to be received by investors after a security defaults, are a relatively minor consideration in investment-grade ratings, but Fitch does “notching” of particular issues to reflect their degree of preference in a winding up, liquidation, or reorganization as well as other factors. Recoveries do, however, gain in importance at lower rating levels, because of the greater likelihood of default, and become the major consideration at the “DDD” category. Factors that affect recovery expectations include collateral and seniority relative to other obligations in the capital structure.

Fitch bases the differential between preferred/preference stock and senior subordinated debt on the issuer’s senior debt rating, the specific terms and conditions of the preferred instrument, the amount of preferred stock and subordinated debt in the capital structure, coverage ratios, the use of proceeds from a preferred issue, the issuer’s rating outlook, and the influence of regulators on the issuer’s ability to pay preferred dividends. For rating purposes, Fitch generally treats preferred stock in a manner similar to that it adopts for deeply subordinated debt. The degree of “notching,” or number of rating grades below senior debt, will be narrowed for investment-grade entities and wider for those in the speculative grades.

Variable rate demand obligations and other securities which contain a demand feature will have a dual rating, such as “AAA/F1+.” The first rating denotes long-term ability to make principal and interest payments. The second rating denotes ability to meet a demand feature in full and on time.

The following ratings scale applies to foreign currency and local currency ratings.

International Long-Term Rating Scales

Investment Grade

AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B — Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC — Substantial credit risk. Default is a real possibility.

CC — Very high levels of credit risk. Default of some kind appears probable.

C — Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include the following:

a.	The issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch Ratings otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a coercive debt exchange.

RD — Restricted default. “RD” ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	The selective payment default on a specific class or currency of debt;

b.

The unsecured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	Execution of a coercive debt exchange on one or more material financial obligations.

D — Default. “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a coercive debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR category, or to Long-Term IDR categories below “B.”

Rating Watch — Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook — An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as those assigned to medium-term note shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as “AAA/F1+.” The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

Interest Only — Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only — Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return — Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

“PIF” — This tranche has reached maturity and has been “paid-in-full,” regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated.

“NR” — Used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

“WD” — Indicates that the credit rating has been withdrawn and is no longer maintained by Fitch.

International Short-Term Ratings

F1 — Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments is adequate.

F3 — Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C — High short-term default risk. Default is a real possibility.

RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D — Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Rating Watch — Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook — An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as those assigned to medium-term note shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as “AAA/F1+.” The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Fitch’s ratings on U.S. public finance debt securities measure credit quality relative of other U.S. public finance debt securities. Loss rates of most Fitch-rated U.S. public finance debt securities have historically been significantly lower, and are expected to continue to be significantly lower, than other debt instruments rated comparably by Fitch.

Interest Only — Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only — Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return — Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

“PIF” — Paid-In-Full. This tranche has reached maturity, regardless of whether it was amortized or called early. As the issuer no longer exists, it is therefore no longer rated.

“NR” — Used to denote securities not rated by Fitch where Fitch has rated some, but not all securities comprising an issuance capital structure.

“WD” — Withdrawn. The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings.

Description of Issue Credit Rating Definitions of S&P Global Ratings (“S&P”)

A S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

I.	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligations;

III.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA — An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligations is extremely strong.

AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, C — Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC — An obligor rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC — An obligation rated “CC” is currently highly vulnerable to nonpayment.

C — A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D — An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) — The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

N.R. — This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

pi — Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore may be based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Short-Term Issue Credit Ratings

A-1 — A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B — A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2,” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 — A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to the other speculative-grade obligors.

B-2 — A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 — A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D — A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Municipal Short-Term Note Ratings Definitions

A S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1— Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 — Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 — Speculative capacity to pay principal and interest.

Dual Ratings

S&P assigns “dual” ratings to all debt issues that have put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, “AAA/A-1+”). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, “SP-1+/A-1+”).

Description of Moody’s Investors Structured Finance Long-Term Ratings

Moody’s ratings on long-term structured finance obligations primarily address the expected credit loss an investor might incur on or before the legal final maturity of such obligations vis-à-vis a defined promise. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of the obligations. Such obligations generally have an original maturity of one year or more, unless explicitly noted. Moody’s credit ratings address only the credit risks associated with the obligations; other non-credit risks have not been addressed, but may have a significant effect on the yield to investors. Moody’s differentiates its ratings assigned to structured finance obligations by adding an (sf) indicator to all structured finance ratings.

Aaa - Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated “B” are considered speculative and are subject to high credit risk.

Caa - Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service Short-Term Obligation Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated “Prime-1” have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated “Prime-2” have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated “Prime-3” have an acceptable ability to repay short-term obligations.

NP. Issuers (or supporting institutions) rated “Not Prime” do not fall within any of the “Prime” rating categories.

Description of Moody’s Investors Service US Municipal Short-Term Debt and Demand Obligation Ratings - Short Term Obligation Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels - “MIG1” through “MIG3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. “MIG” ratings expire at the maturity of the obligation.

MIG1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG.	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service US Municipal Short-Term Debt and Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long-or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

APPENDIX B

DEVELOPMENTS IN PUERTO RICO

Since 2013, the Puerto Rico bond market has experienced considerable volatility. Many Puerto Rico municipal securities continue to trade at lower prices on concerns about the Puerto Rico economy in general, and more specifically, the ongoing Puerto Rico debt restructurings, the effects of passage of Hurricanes Irma and María on September 2017, and the implementation of the fiscal plans adopted by the Puerto Rico Government in an attempt reduce and eventually eliminate budgetary deficits.

In 2016, the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) was signed into law. It provided for the creation of the Financial Oversight and Management Board for Puerto Rico (the “Oversight Board”), with broad powers designed to help the Commonwealth of Puerto Rico (the “Commonwealth”) balance its finances, restructure its debt, and ensure a return to the financial markets. As of May 1, 2017, the Oversight Board has filed five (5) petitions to commence cases under Title III of PROMESA in the U.S. District Court for the District of Puerto Rico (the “District Court”) with respect to all debt issued by the following: the Commonwealth; the Puerto Rico Sales Tax Financing Corporation (“COFINA”); the Employees Retirement System of the Government of the Commonwealth of Puerto Rico (“ERS”); the Puerto Rico Highways and Transportation Authority; and the Puerto Rico Electric Power Authority (“PREPA”).

In the COFINA Title III case, COFINA, the Puerto Rico Fiscal Agency and Financial Advisory Authority (known by its Spanish initials “AAFAF”), the Oversight Board, and certain COFINA credit parties entered into a Plan Support Agreement on August 29, 2018, which provided for the apportionment of Puerto Rico’s sales and use tax between the Commonwealth and COFINA and the restructuring of COFINA’s debt and served as the basis for a plan of adjustment for the COFINA debt. COFINA’s Third Amended Plan of Adjustment (the “Plan”) was approved by the District Court on February 4, 2019 and went effective on February 12, 2019. Pursuant to the Plan, COFINA bondholders received newly issued COFINA bonds based on their creditor class. Under the Plan, the newly exchanged bonds are secured by 53.65% of the pledged sales and use tax through 2058, which amount to $420 million for fiscal year 2019, and increase by 4% each year thereafter, capping out at $992.5 million in fiscal year 2041. COFINA bondholders received approximately 93% of their senior COFINA principal bond holdings and approximately 56.40% of their subordinated COFINA principal bond holdings (such percentages include cash payments received by all COFINA bondholders).

In the ERS Title III case, certain ERS bondholders had reached a consensual agreement with the Commonwealth, ERS, and the Oversight Board prior to May 21, 2017, which provided, among other things, that (i) all employer contributions received by ERS during the pendency of the PROMESA stay would be segregated in an account for the benefit of holders of the ERS bonds, and (ii) ERS would transfer to Bank of New York Mellon (“BNYM”), as ERS’ fiscal agent, the amounts required each month for the payment of interest on the ERS bonds. After the filing of ERS’ Title III petition on May 21, 2017, AAFAF, on behalf of ERS, delivered a non-funding notice as permitted under this agreement on June 5, 2017, stating that ERS would discontinue transferring the amounts necessary to pay interest due on the ERS bonds commencing on July 1, 2017 and going forward. Certain ERS bondholders filed a motion to lift the automatic stay with the District Court on May 31, 2017, to seek adequate protection of the ERS bondholders’ collateral. The Puerto Rico Legislature adopted a joint resolution on June 25, 2017, which, among other things, purported to terminate the obligations of all Puerto Rico central government instrumentalities, as well as all public corporations and municipalities, to transmit employer contributions to ERS. On June 28, 2017, the District Court ordered the ERS creditors, the Oversight Board, and the Commonwealth to attempt to reach another consensual agreement, in line with what was previously agreed.

On July 17, 2017, the District Court issued an order approving a joint stipulation (the “Joint Stipulation”) entered into among certain ERS bondholders, the Commonwealth, ERS, and the Oversight Board, which provided for (i) the payment of interest on the ERS bonds through the date on which the District Court would enter a ruling in an action seeking declaratory relief regarding the validity of ERS bondholders’ liens and security interests in certain collateral, as well as (ii) the deposit by the Commonwealth of approximately $18,500,000 in employer contributions from municipalities and public corporations into a segregated account of ERS for the benefit of ERS bondholders in each of July, August, September, and October of 2017 (the “Declaratory Relief Action”). On December 28, 2017, the District Court issued another order (the “December 2017 Order”), affirming that the Joint Stipulation required the continued payment of monthly interest on the ERS bonds in the aggregate amount of $13,876,582.48 beyond October

31, 2017. These interest payments continued until July 20, 2018, when the amounts held in the segregated account for such interest payments were exhausted The December 2017 Order also contemplated that the monthly interest payments required thereunder be applied to all series of the ERS bonds, including capital appreciation bonds that would otherwise not be entitled to current interest, with such payments expressly constituting “adequate protection payments” for all ERS bondholders, in accordance with the December 2017 Order, PROMESA, and the U.S. Bankruptcy Code. The District Court reserved for future consideration the final allowance and treatment of such “adequate protection payments” in determining the allowed amount of the claims under the ERS bonds in the ERS Title III case.

On August 17, 2019, the District Court dismissed an action seeking declaratory relief regarding the validity of ERS bondholders’ liens and security interests in certain collateral, ruling against the ERS bondholders and determining, among other things, that they did not possess a perfected security interest in the ERS bondholders’ collateral, and that any security interest held by the ERS bondholders in the ERS collateral was invalid and unenforceable. On January 30, 2019, the Circuit Court reversed the District Court’s order and remanded to the District Court for further proceedings. Subsequently, on June 28, 2019, the District Court resolved the issue of whether the security interest of the ERS bondholders attached to revenues received by ERS during the post-petition period, ruling that ERS bondholders were not entitled to continued payment in bankruptcy, inasmuch as the bonds’ revenues weren’t protected “special revenues” under Section 928 of the U.S. Bankruptcy Code. On January 30, 2020, the Circuit Court upheld the District Court’s ruling. It is worth noting that on January 13, 2020, the U.S. Supreme Court declined to review a ruling from the Circuit Court that provided that payments on special revenue bonds issued by the Puerto Rico Highway Transportation Authority were permitted, but not required. Fiscal recovery plans prepared by the Oversight Board after the issuance of such special revenue bonds, which were legally secured by a gross lien on revenues derived from certain highway tolls and excise taxes, diverted some of those revenues and prompted the legal challenges thereto.

In addition to defending the ERS bondholders’ collateral in the Declaratory Relief Action, certain ERS bondholders instituted a lawsuit on July 27, 2017, challenging the Puerto Rico Legislature’s June 25, 2017 joint resolution purporting to terminate employer contributions to ERS. That litigation remains pending.

As to the legality of the constitution of the Oversight Board and the validity of its actions, it is noted that on June 1, 2020, the U.S. Supreme Court reversed a prior Circuit Court decision that had concluded that the appointments clause of the U.S. Constitution required Senate confirmation of all principal officers of the U.S. government (including the Oversight Board members), thereby validating the process by which the Oversight Board was originally appointed. It is also noted that on May 26, 2020, bond insurer Ambac Financial Group, on behalf of its subsidiary Ambac Assurance Corp. filed another adversary complaint against the Oversight Board in the District Court, arguing that PROMESA is contrary to the uniformity clauses of the U.S. Constitution’s Bankruptcy Clause.

On July 24, 2019, the District Court issued an order which stayed a substantial portion of the adversary proceedings and contested matters with respect to the Puerto Rico government debtors currently in Title III of PROMESA. This stay had been extended on various occasions and was most recently ordered to remain in effect through August 13, 2020; subject to certain exceptions, parties to any stayed proceedings or contested matters have been ordered to participate in discussions and communications to address potentially overlapping key issues; identify the issues that must be litigated or otherwise resolved to achieve confirmation of a plan of adjustment for each of the debtors in the respective Title III proceedings; and develop efficient approaches to the resolution of each such issues.

On February 9, 2020, the Oversight Board announced that it reached an agreement with certain bondholders of the Commonwealth on a substantially enhanced framework for a Plan of Adjustment to resolve $35 billion of debt and non-debt claims. The new agreement reduces the Commonwealth’s debt service (including principal and interest from COFINA’s newly restructured bonds) by 56%, to $39.7 billion from $90.4 billion. Relative to the previous Commonwealth Plan Support Agreement (the “Commonwealth PSA”) that the Oversight Board reached with a smaller group of bondholders in 2019, this agreement reduces total debt service by an additional $5 billion. Under the new Commonwealth PSA, the Commonwealth would, among others, (i) completely resolve its legacy debt in 20 years, a decade sooner than under the previous agreement (ii) reducing $35 billion of the Commonwealth’s debt and other liabilities by 70% (to less than $11 billion); and (iii) provide for a 29% average reduction for GO bondholders and a 23% average reduction for holders of Puerto Rico Public Buildings Authority bonds. Such creditors would receive $10.7 billion in new debt (half in newly issued GO bonds and half in newly issued COFINA junior lien bonds) as well as $3.8 billion in cash. Additionally, the Oversight Board agreed to settle its challenge of $6 billion of certain bonds that the Oversight Board contends exceeded the Commonwealth’s constitutional debt limit. Governor Vázquez has indicated she opposes such restructuring plan, and on February 19, 2020, AAFAF filed an objection to the scheduling of a disclosure statement hearing for such plan and the establishment of pre-solicitation procedures. The Oversight Board filed an amended Commonwealth PSA on February 28, 2020.

In view of the COVID-19 pandemic (“Coronavirus disease”) further discussed below, the Oversight Board has paused discussion and prosecution of the corresponding Plan of Adjustment and the Disclosure Statement which was filed with the District Court on February 28, 2020. In its 2020 Fiscal Plan for the Commonwealth of Puerto Rico, the Oversight Board concludes that the Commonwealth cannot afford to meet its current contractual debt obligations, even with aggressive implementation of the reforms and measures included in such Fiscal Plan. The Oversight Board is of the opinion that the development of the February 2020 Plan of Adjustment proposed a sustainable debt burden for the Commonwealth, but with the onset of the COVID-19 pandemic, there is the possibility of both near-term and long-term material, adverse impacts from the virus upon the Commonwealth and its economy. For further information with respect to the Commonwealth and the restructuring of its debt, please refer to the AAFAF’s website at http://www.aafaf.pr.gov/ and the Oversight Board’s website at https://oversightboard.pr.gov/.

Any future developments in this respect could result in additional interruptions in cash flow on debt payments, which may result in more price volatility, across Puerto Rico securities. There can be no assurance that any additional defaults by the Commonwealth and other Commonwealth instrumentalities will not have an additional adverse impact on the Fund’s net investment income and its ability to declare and pay dividends in the future.

The passage of Hurricane María over Puerto Rico on September 20, 2017 is considered the most destructive storm to hit Puerto Rico in almost 90 years. It knocked out all electric power, destroyed more than 100,000 homes, and ruptured bridges and other public infrastructure. Puerto Rico faced substantial economic and revenue disruption, and diminished output and revenue has negatively impacted the Puerto Rico government’s ability to repay its debt. On February 9, 2018, President Donald J. Trump signed into law the Bipartisan Budget Act of 2018, which includes a disaster relief package of up to $16 billion for Puerto Rico and the U.S. Virgin Islands, to be used for the Medicaid program and projects under the Community Development Block Grant. Delays in the implementation of procedures for the disbursement of such funds in Puerto Rico have been widely reported.

Most recently, the COVID-19 pandemic has caused massive disruptions across the world. Equity markets have traded significantly lower and with high volatility. Many countries have declared states of emergency. Borders have been closed, travel severely curtailed, and mandatory quarantines for large segments of the population are in effect. The U.S. Government has enacted various emergency fiscal packages to provide billions of dollars in resources for testing and development of treatments as well as provide economic assistance to affected individuals and industries, among others. Central banks of several countries (including the U.S.) have responded by lowering interest rates and providing liquidity to financial markets. The U.S. Federal Reserve lowered interest rates to a range of 0.00% to 0.25% and announced a $700 million purchase program for U.S. Treasury Notes and Mortgage Backed-Securities. On March 15, 2020, Puerto Rico Governor Wanda Vázquez ordered a shelter-at-home curfew. It remains too early to determine the long-term economic effects of the COVID-19 pandemic on the U.S. or Puerto Rico economies.

Fitch Ratings (“Fitch”), Moody’s Investors Service (“Moody’s”), and S&P Global Ratings (“S&P”) have downgraded the general obligation bonds (“GOs”) of the Commonwealth of Puerto Rico as well as the obligations of certain Commonwealth agencies and public corporations, including ERS, on numerous occasions. Most recently, Fitch downgraded the GOs to “D” (default) and its ratings for the Commonwealth as a bond issuer, to “RD” on July 6, 2016, and for ERS to “D” on July 20, 2017, respectively. S&P had previously downgraded ERS, to “C” on September 10, 2015, and subsequently the GOs, to “D” (default) on July 7, 2016, and the debt ratings for the Government Development Bank for Puerto Rico, to “D” (default) on September 8, 2016. Finally, Moody’s downgraded ERS, to “C” on April 5, 2017, and the GOs, to “Ca” on October 11, 2017. No ratings have been issued on the new bonds issued upon COFINA’s Title III restructuring. See Appendix [A] for further information regarding these ratings.

APPENDIX C

PRIVACY POLICY

The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

Investor applications and other forms, which may include your name(s), address, social security number, or tax identification number;

Written and electronic correspondence, including telephone contacts; and

Account history, including information about the Fund’s transactions and balances in your accounts with UBS Financial Services Inc. or its affiliates, other fund holdings in any affiliated funds, and any affiliation with UBS AG and its subsidiaries.

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with its affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with an unaffiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

C-1

PART C — OTHER INFORMATION

Item 25:	Financial Statements and Exhibits.

1.	Contained in Part A:

[ ]

Contained in Part B:

[ ]

2.	Exhibits:

a.1	Certificate of Incorporation of the Registrant, dated July 31, 1995.*

a.2	Certificate of Corporate Resolution of the Registrant, dated March 30, 1995.*

b.	By-laws of the Registrant.*

c.	[copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant].[**]

d.	[copies of the constituent instruments defining the rights of the holders of the securities].[**]

e.	[Terms and Conditions of the Dividend Reinvestment Plan].[**]

f.

[copies of the constituent instruments defining the rights of the holders of long-term debt of all subsidiaries for which consolidated or unconsolidated financial statements are required to be filed].[**]

g.1	Investment Advisory Agreement between Registrant and UBS Asset Managers, dated [•] (the “UBS Investment Advisory Agreement”).[**]

g.2	Investment Advisory Agreement between Registrant and PAM, dated [•] (the “PAM Investment Advisory Agreement”).[**]

h.1	[Form of Distribution Agreement between Registrant and [•]].[**]

h.2	[Form of Underwriting Agreement].[**]

h.3	[Form of Standard Dealer Agreement].[**]

h.4	[Form of Dealer Letter Agreement].[**]

i.	[copies of all bonus, profit sharing, pension, or other similar contracts or arrangements wholly or partly for the benefit of directors or officers of the Registrant in their capacity as such].[**]

j.1	Custodian Agreement between Registrant and [•] dated [•] (the “Custodian Agreement”).[**]

j.2	Transfer Agency, Registrar, and Shareholder Service Agreement dated [•] between Registrant and [•] (the “Transfer Agency Agreement”).[**]

j.3	[copies of all custodian agreements and depository contracts].[**]

k1.	Administration Agreement between Registrant and [•] dated [•] (the “Administration Agreement”).[**]

k.2	Form of Trust Indenture.*

k3.	[Expense Limitation and Reimbursement agreements].[**]

PART C-1

k4.	[copies of all other material contracts not made in the ordinary course of business that are to be performed in whole or in part at or after the date of filing the registration statement].

l.1	Opinion of Sidley Austin LLP.[***]

l.2	Opinion of [•].[***]

m.

[if a non-resident director, officer, investment adviser, or expert named in the registration statement has executed a consent to service of process within the United States, a copy of that consent to service].[**]

n.	Consent of [•].[**]

o.	[Not Applicable].

p.

[copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the dealers, adviser, promoter, or initial stockholders and written assurance from the promoters or initial stockholders that their purchases were made for investment purposes without any present intention of reselling].[**]

q.

[copies of the model plan used in the establishment of any retirement plan in conjunction with which the Registrant offers its securities, any instructions to it, and any other documents making up the model plan].[**]

r.	Code of Ethics of the Registrant.**

s.	Powers of Attorney dated March 4, 2021.*

*	Filed herewith.

**	To be filed by amendment.

***	To be filed by post-effective amendment.

Item 26:    Marketing Arrangements.

Reference is made to the forms of the [Underwriting Agreements, the form of Distribution Agreement and the form of Dealer Agreement for the Registrant’s Notes filed as exhibits to the Registration Statement and the Underwriting Agreements, Distribution Agreements and Dealer Agreements] (or forms thereof) which relate to the specific issuances of Notes under the Registration Statement and filed as exhibits to the Registration Statement. Reference also is made to the information under the headings “Plan of Distribution” in the Registrant’s prospectus.

Item 27:    Other Expenses of Issuance and Distribution.

Securities and Exchange Commission Registration Fees	$ [•]
Listing Fees	$ *
Printing and Engraving Fees	$ *
Legal Fees	$ *
Audit Fees	$ *
Rating Agency Fees	$ *
Miscellaneous Expenses	$ *
$ *

[*	To be provided by amendment.]

Item 28:    Persons Controlled by or under Common Control with Registrant.

[•].

PART C-2

Item 29:    Number of Holders of Securities.

As of [•], 2021:

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	[•]
[Preferred Shares	[•]]
[Notes	[•]]
[any other outstanding securities	[•]]

Item 30: Indemnification.

Section [•] of the Registrant’s [Charter document] provides as follows:

[•]

Item 31: Business and Other Connections of Investment Advisers.

UBS Asset Managers of Puerto Rico, a division of UBS Trust Company of Puerto Rico (“UBS Asset Managers”), and Popular Asset Management LLC (“PAM”), act as investment advisers to the Registrant (collectively, the “Investment Advisers”).

PAM serves as investment adviser or co-investment adviser to other open-end and closed-end management investment companies [and to separately managed accounts]. The principal business address for all of these investment companies and the persons named below is [•].

UBS Asset Managers serves as investment adviser to the Registrant and to other open-end and closed-end management investment companies [and to separately managed accounts]. The principal business address for all of these investment companies and the persons named below is [•].

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of the Investment Advisers who serve as officers or Directors of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the SAI. Such information for the remaining senior officers appears below:

Name and Position with [the Investment Advisers]	Other Business, Profession, Vocation or Employment During Past Two Years
[•]	[•]

Item 32: Location of Accounts and Records.

[[•], maintains the Fund’s [Charter document], By-Laws, minutes of trustee and shareholder meetings, and contracts of the Registrant and all advisory material of the investment adviser.

[•] maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by [•].]

Item 33: Management Services.

[Not applicable].

Item 34: Undertakings.

1.            The Registrant undertakes to suspend the offering of its notes until the prospectus is amended if: (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent

PART C-3

from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.             [Not applicable].

3.             The Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the 1933 Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the 1933 Act to any purchaser:

(1) if the Registrant is relying on Rule 430B:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the 1933 Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

PART C-4

(2) if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the 1933 Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) that for the purpose of determining liability of the Registrant under the 1933 Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the 1933 Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrants;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the 1933 Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4.	The Registrant undertakes that:

(a)

For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the 1933 Act shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

(b)

For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or SAI.

PART C-5

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of San Juan, and Commonwealth of Puerto Rico, on the 12th day of March, 2021.

PUERTO RICO INVESTORS TAX-FREE FUND III, INC.

/s/ Javier Rubio
Javier Rubio,
Co-President

/s/ Leslie Highley, Jr.
Leslie Highley, Jr.,
Co-President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Javier Rubio Javier Rubio	Co-President (Principal Executive Officer)	March 12, 2021

/s/ Leslie Highley, Jr. Leslie Highley, Jr.	Co-President	March 12, 2021

/s/ José González José González	Treasurer (Principal Financial and Accounting Officer)	March 12, 2021

Enrique Vila del Corral*	Chairman of the Board of Directors

Carlos J. Nido*	Director

Gabriel Pagán Pedrero*	Director

Luis M. Pellot-González*	Director

Clotilde Pérez*	Director

Jorge I. Vallejo*	Director

By*:	/s/ Luis Aníbal Avilés
Luis Aníbal Avilés,
Attorney-in-Fact
March 12, 2021

*

The powers of attorney authorizing Luis Aníbal Avilés, among others, to execute this Registration Statement, and Amendments thereto, for the Directors of the Registrant on whose behalf this Registration Statement is filed, have been executed and are filed as Exhibit s to this Registration Statement.

PART C-6

            EXHIBIT INDEX

Exhibit	Name

a.1	Certificate of Incorporation of the Registrant, dated July 31, 1995.*
a.2	Certificate of Corporate Resolution of the Registrant, dated March 30, 1995.*
b.	By-laws of the Registrant
k.2	Form of Trust Indenture
s.	Powers of Attorney

PART C-7